                                                                    Exhibit 10.3


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                      AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                                  PRIMEDIA INC.
                    (f/k/a K-III Communications Corporation),

                             CANADIAN SAILINGS INC.,

                          VARIOUS LENDING INSTITUTIONS,

                              THE BANK OF NEW YORK

                                       and

                             BANKERS TRUST COMPANY,

                            as Co-Syndication Agents,

                            THE BANK OF NOVA SCOTIA,

                             as Documentation Agent

                                       and

                            THE CHASE MANHATTAN BANK,

                             as Administrative Agent

                 ----------------------------------------------

                            Dated as of May 24, 1996
                  and amended and restated as of March 11, 1999

                 ----------------------------------------------

================================================================================

                             CHASE SECURITIES INC.,
                        as Lead Arranger and Book Manager

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  Amount and Terms of Credit.........................................2

         1.01  Commitments.....................................................2
         1.02  Minimum Borrowing Amounts, etc..................................6
         1.03  Notice of Borrowing.............................................6
         1.04  Disbursement of Funds...........................................7
         1.05  Register........................................................8
         1.06  Conversions.....................................................8
         1.07  Pro Rata Borrowings.............................................9
         1.08  Interest........................................................9
         1.09  Interest Periods...............................................10
         1.10  Increased Costs, Illegality, etc...............................11
         1.11  Compensation...................................................14
         1.12  Changeof Lending Office........................................14
         1.13  Tranche B Commitments..........................................15

SECTION 2.  Letters of Credit.................................................15

         2.01  Letters of Credit..............................................15
         2.02  Minimum Stated Amount..........................................16
         2.03  Letter of Credit Requests; Notices of Issuance.................16
         2.04  Agreement to Repay Letter of Credit Drawings...................16
         2.05  Letter of Credit Participations................................17
         2.06  Increased Costs................................................19

SECTION 3.  Fees; Commitments.................................................20

         3.01  Fees...........................................................20
         3.02  Voluntary Reduction of Commitments.............................20
         3.03  Mandatory Reduction of Commitments, etc........................21

SECTION 4.  Payments..........................................................23

         4.01  Voluntary Prepayments..........................................23
         4.02  Mandatory Repayments...........................................24
         4.03  Method and Place of Payment....................................27
         4.04  Net Payments...................................................27

SECTION 5.  Conditions Precedent..............................................28

         5.01  Conditions Precedent to the Restatement Effective Date.........28
         5.02  Conditions Precedent to each Credit Event......................30
                  (a)  No Default; Representations and Warranties.............30
                  (b)  Notice of Borrowing; Letter of Credit Request..........31

SECTION 6.  Representations, Warranties and Agreements........................31

         6.01  Corporate Status...............................................31
         6.02  Corporate Power and Authority..................................31
         6.03  No Violation...................................................32
         6.04  Litigation.....................................................32
         6.05  Use of Proceeds; Margin Regulations............................32
         6.06  Governmental Approvals.........................................33
         6.07  Investment Company Act.........................................33
         6.08  Public Utility Holding Company Act.............................33
         6.09  True and Complete Disclosure...................................33
         6.10  Financial Statements; Financial Condition......................34
         6.11  Tax Returns and Payments.......................................34
         6.12  Compliance with ERISA..........................................34
         6.13  Subsidiaries...................................................35
         6.14  Intellectual Property..........................................35
         6.15  Compliance with Statutes, etc..................................36

SECTION 7.  Affirmative Covenants.............................................36

         7.01  Information Covenants..........................................36
         7.02  Books, Records and Inspections.................................38
         7.03  Payment of Taxes...............................................38
         7.04  Corporate Franchises...........................................38
         7.05  Compliance with Statutes, etc..................................39
         7.06  ERISA..........................................................39
         7.07  End of Fiscal Years; Fiscal Quarters...........................39
         7.08  Use of Proceeds................................................39
         7.09  Ownership of Subsidiaries......................................40
         7.10  Maintenance of Corporate Separateness..........................40
         7.11  Canadian Borrower Capital Structure............................40

SECTION 8.  Negative Covenants................................................40

         8.01  Changes in Business............................................40
         8.02  Consolidation, Merger, Sale or Purchase of Assets, etc.........41
         8.03  Liens..........................................................43
         8.04  Indebtedness...................................................45
         8.05  Advances, Investments and Loans................................47
         8.06  Contingent Obligations.........................................48
         8.07  Dividends, etc.................................................49
         8.08  Transactions with Affiliates...................................51
         8.09  Fixed Charge Coverage Ratio....................................52
         8.10  Interest Coverage Ratio........................................52
         8.11  Leverage Ratio.................................................52
         8.13  Modifications of Certain Agreements, etc.......................53
         8.14  Limitation on the Creation of Subsidiaries; Redesignation
                  of Partially-Owned Restricted Subsidiaries..................54
         8.15  Limitation on Payments Under the Non-Compete Notes.............55

SECTION 9.  Events of Default.................................................55

         9.01  Payments.......................................................55
         9.02  Representations, etc...........................................55
         9.03  Covenants......................................................55
         9.04  Default Under Other Agreements.................................55
         9.05  Bankruptcy, etc................................................56
         9.06  ERISA..........................................................56
         9.07  Guaranty.......................................................57
         9.08  Judgments......................................................57
         9.09  Ownership......................................................57

SECTION 10.  Definitions......................................................58

SECTION 11.  The Administrative Agent.........................................90

         11.02  Delegation of Duties..........................................90
         11.03  Exculpatory Provisions........................................90
         11.04  Reliance by Administrative Agent..............................91
         11.05  Notice of Default.............................................91
         11.06  Non-Reliance on Administrative Agent and Other Banks..........91
         11.07  Indemnification...............................................92
         11.08  Administrative Agent in Its Individual Capacity...............93
         11.10  Resignation of the Administrative Agent; Successor Agent......93

SECTION 12.  Miscellaneous....................................................93

         12.01  Payment of Expenses, etc......................................93
         12.02  Right of Setoff...............................................94
         12.03  Notices.......................................................94
         12.04  Benefit of Agreement..........................................95
         12.05  No Waiver; Remedies Cumulative................................97
         12.06  Payments Pro Rata.............................................97
         12.08  Governing Law; Submission to Jurisdiction; Venue..............98
         12.09  Counterparts..................................................99
         12.10  Effectiveness.................................................99
         12.11  Headings Descriptive..........................................99
         12.12  Amendment or Waiver...........................................99
         12.13  Survival.....................................................100
         12.14  Domicile of Loans............................................100
         12.15  Confidentiality..............................................100

         ANNEX I       List of Banks
         ANNEX II      Bank Addresses
         ANNEX III     Subsidiaries
         ANNEX IV      Liens

         ANNEX V       Existing Debt/Existing Contingent Obligations
         ANNEX VI      Existing Preferred Stock

         EXHIBIT A     --   Form of Notice of Borrowing
         EXHIBIT B     --   Form of Tranche B Assumption Agreement
         EXHIBIT C-1   --   Form of Opinion of Simpson, Thacher & Bartlett
         EXHIBIT C-2   --   Form of Opinion of  Beverly C. Chell, Esq.
         EXHIBIT C-3   --   Form of Opinion of White & Case LLP
         EXHIBIT D     --   Form of Officer's Certificate
         EXHIBIT E-1   --   Form of Amended and Restated Subsidiary Guaranty
         EXHIBIT E-2   --   Form of Amended and Restated Company Guaranty
         EXHIBIT F     --   Form of Amended and Restated Contribution Agreement
         EXHIBIT G     --   Form of Assignment and Assumption Agreement
         EXHIBIT H     --   Form of Subsidiary Assumption Agreement

                  CREDIT AGREEMENT, dated as of May 24, 1996 and amended and restated as of March 11, 1999, among PRIMEDIA INC., a Delaware corporation (f/k/a K-III Communications Corporation) (the "Company"), CANADIAN SAILINGS INC., a Canada corporation (the "Canadian Borrower"), the lending institutions listed from time to time on Annex I hereto (each a "Bank" and, collectively, the "Banks"), THE BANK OF NOVA SCOTIA, as the Canadian Lender, THE BANK OF NEW YORK and BANKERS TRUST COMPANY, as Co-Syndication Agents, THE BANK OF NOVA SCOTIA, as Documentation Agent and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 10 are used herein as so defined.

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Canadian Borrower, the Banks, the Canadian Lender, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of May 24, 1996 (as the same may have been amended, modified and supplemented to but excluding the Restatement Effective Date, the "Original Credit Agreement"); and

                  WHEREAS, subject to and upon the terms and conditions herein set forth, the parties hereto wish to amend and restate the Original Credit Agreement in the form of this Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  SECTION 1. Amount and Terms of Credit.

                  1.01 Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Bank with a Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan or term loans (each a "Term Loan" and, collectively, the "Term Loans") to the Company, which Term Loans (i) shall be made pursuant to a single drawing, (ii) shall, at the option of the Company, be Base Rate Loans or Eurodollar Loans, provided that all Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Term Loans of the same Type, (iii) shall equal for each Bank, in initial aggregate principal amount, that amount which equals the Term Loan Commitment of such Bank on the Initial Borrowing Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(d)). Once repaid, Term Loans incurred hereunder may not be reborrowed.

                  (b) Subject to and upon the terms and conditions herein set forth, each Bank with a Tranche A Revolving Loan Commitment severally agrees at any time and from time to time on and after the Initial Borrowing Date and prior to the Original Final Maturity Date, to make a revolving loan or revolving loans (each a "Tranche A Revolving Loan" and, collectively, the "Tranche A Revolving Loans") to the Company, which Tranche A Revolving Loans (i) shall, at the option of the Company, be Base Rate Loans or Eurodollar Loans, provided that all Tranche A Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Tranche A Revolving Loans of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when combined with such Bank's Adjusted Percentage, if any, of the sum of (x) the Letter of Credit Outstandings at such time, (y) the outstanding principal amount of Swingline Loans at such time plus
(z) the Dollar Equivalent of the outstanding principal amount of Canadian Dollar Loans at such time, equals (1) if such Bank is a Non-Defaulting Bank, the Adjusted Tranche A Commitment of such Bank at such time and (2) if such Bank is a Defaulting Bank, the Tranche A Revolving Loan Commitment of such Bank at such time and (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Swingline Loans then outstanding, the Dollar Equivalent of the aggregate principal amount of Canadian Dollar Loans then outstanding and the aggregate amount of all Letter of Credit Outstandings at such time, an amount equal to the Total Tranche A Revolving Loan Commitment at such time.

                  (c) Subject to and upon the terms and conditions herein set forth, each Bank with a Tranche B Revolving Loan Commitment severally agrees at any time and from time to time on and after the Tranche B Assumption Date with respect to such Bank and prior to the Original Final Maturity Date, to make a revolving loan or revolving loans (each a "Tranche B Revolving Loan" and together with the Tranche A Revolving Loans, the "Revolving Loans") to the Company, which Tranche B Revolving Loans (i) shall, at the option of the Company, be Base Rate Loans or Eurodollar Loans, provided that all Tranche B Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Tranche B Revolving Loans of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the Tranche B Revolving Loan Commitment of such Bank at such time.

                  (d) Subject to and upon the terms and conditions herein set forth, Chase in its individual capacity agrees to make, at any time and from time to time on and after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each a "Swingline Loan" and, collectively, the "Swingline Loans") to the Company, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Tranche A Revolving Loans made by Non-Defaulting Banks then outstanding, the Dollar Equivalent of the principal amount of all Canadian Dollar Loans then outstanding and the Letter of Credit Outstandings at such time, an amount equal to the Adjusted Total Tranche A Commitment then in effect (after giving effect to any reductions to the Adjusted Total Tranche A Commitment on such date) and (iv) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. Chase will not make a Swingline Loan after it has received written notice from the Required Banks that one or more of the applicable conditions to Credit Events specified in Section 5 are not then satisfied.

                  (e) On any Business Day, Chase may, in its sole discretion, give notice to the Banks that its outstanding Swingline Loans shall be funded with a Borrowing of Tranche A Revolving Loans (provided that each such notice shall be deemed to have been automatically given upon the occurrence of an Event of Default under Section 9.05), in which case a Borrowing of Tranche A Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Banks with a Tranche A Revolving Loan Commitment pro rata based on each Bank's Adjusted Percentage (determined before giving effect to any termination of the Tranche A Revolving Loan Commitments pursuant to the last paragraph of Section
9), and the proceeds thereof shall be applied directly to repay Chase for such outstanding Swingline Loans. Each such Bank hereby irrevocably agrees to make Base Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by Chase notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in
Section 5 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing and (v) any reduction in the Total Tranche A Revolving Loan Commitment or Adjusted Total Tranche A Commitment after any such Swingline Loans were made. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Company), then each such Bank (other than Chase) hereby agrees that it shall forth-with purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Company on or after such date and prior to such purchase) from Chase (without recourse or warranty other than that such Swingline Loans are free and clear of any Liens) such assignment of the outstanding Swingline Loans as shall be necessary to cause such Banks to share in such Swingline Loans ratably based upon their respective Adjusted Percentages (determined before giving effect to any termination of the Tranche A Revolving Loan Commitments pursuant to the last paragraph of Section 9), provided that all interest payable on the Swingline Loans shall be for the account of Chase until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the Bank purchasing same from and after such date of purchase. Upon any change in the Tranche A Revolving Loan Commitments or Adjusted Percentages of the Banks pursuant to Section 1.10(c)(ii) or 12.04(b), or upon the occurrence of a Bank Default, it is hereby agreed that, with respect to all outstanding Swingline Loans, there shall be an automatic adjustment to the participations pursuant to this Section 1.01(e) to reflect the new Adjusted Percentages of the assigning and assignee Banks or of all Non-Defaulting Banks, as the case may be.

                  (f) Subject to and upon the terms and conditions herein set forth, the Canadian Lender in its individual capacity agrees to make, at any time and from time to time on and after the Initial Borrowing Date and prior to the Original Final Maturity Date, a revolving loan or revolving loans (each a "Canadian Dollar Loan" and, collectively, the "Canadian Dollar Loans") to the Canadian Borrower, which Canadian Dollar Loans (i) shall, at the option of the Canadian Borrower, be Base Rate Loans or Eurodollar Loans, provided that all Canadian Dollar Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Canadian Dollar Loans of the same Type, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in Dollar Equivalent aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Tranche A Revolving Loans made by Non-Defaulting Banks then outstanding, the aggregate principal amount of all Swingline Loans then outstanding and the Letter of Credit Outstandings at such time, an amount equal to the Adjusted Total Tranche A Commitment then in effect (after giving effect to any reductions to the Adjusted Total Tranche A Commitment on such date) and (iv) shall not exceed in Dollar Equivalent aggregate principal amount at any time outstanding the Maximum Canadian Dollar Amount. The Canadian Lender will not make a Canadian Dollar Loan after it has received written notice from the Required Banks that one or more of the applicable conditions to Credit Events specified in Section 5 are not then satisfied. On the date of the making of any Canadian Dollar Loan, the Canadian Lender shall notify the Administrative Agent and the Canadian Borrower of the Dollar Equivalent of such Borrowing of Canadian Dollar Loans on such date.

                  (g) On any Business Day, the Canadian Lender may, in its sole discretion, give notice to the Banks that all outstanding Canadian Dollar Loans shall be assigned to the Banks (provided that such notice shall be deemed to have been automatically given upon the occurrence of an Event of Default under
Section 9.05). Each Bank with a Tranche A Revolving Loan Commitment hereby irrevocably and unconditionally agrees that in the event that any such notice is given or deemed given, such Bank shall purchase from the Canadian Lender (without recourse or warranty other than that such Canadian Dollar Loans are free and clear of any Liens) an assignment of the outstanding Canadian Dollar Loans in an amount equal to such Bank's Adjusted Percentage of such outstanding Canadian Dollar Loans in accordance with the provisions of this Section 1.01(g). Any such purchase shall be made on the second immediately succeeding Business Day, on which Business Day each such Bank shall pay to the Administrative Agent for the account of the Canadian Lender an amount equal to such Bank's Adjusted Percentage of all outstanding Canadian Dollar Loans in Canadian Dollars and same day funds. If and to the extent any such Bank shall not have so made its Adjusted Percentage of the outstanding principal amount of the Canadian Dollar Loans available to the Administrative Agent for the account of the Canadian Lender, such Bank agrees to pay to the Administrative Agent for the account of the Canadian Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Canadian Lender at the overnight Federal Funds rate. All interest payable on the Canadian Dollar Loans shall be for the account of the Canadian Lender until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the Bank purchasing same from and after such date of purchase. The failure of any such Bank to make available to the Administrative Agent for the account of the Canadian Lender its Adjusted Percentage of the outstanding principal amount of Canadian Dollar Loans shall not relieve any other Bank of its obligation hereunder to make available to the Administrative Agent for the account of the Canadian Lender its Adjusted Percentage of the outstanding principal amount of Canadian Dollar Loans on the date required, as specified above, but no Bank shall be responsible for the failure of any other Bank to make available to the Administrative Agent for the account of the Canadian Lender such other Bank's Adjusted Percentage of any such payment. Each such Bank hereby irrevocably agrees to purchase its Adjusted Percentage of the outstanding Canadian Dollar Loans in the manner specified above and on the date specified above notwithstanding (i) whether any conditions specified in Section 5 are then satisfied, (ii) whether a Default or an Event of Default has occurred and is continuing, (iii) the date of such purchase and (iv) any reduction in the Total Tranche A Revolving Loan Commitment or Adjusted Total Tranche A Commitment after any such Canadian Dollar Loans were made. Notwithstanding the foregoing, to the extent any Bank determines that at the time of a purchase of Canadian Dollar Loans pursuant to this Section 1.01(g), it is unable to obtain Canadian Dollars with which to fund such purchase, it may, upon notice to the Canadian Lender and the Administrative Agent, fund such purchase in U.S. Dollars in an aggregate amount which the Canadian Lender determines, in its sole discretion, is equivalent to what the Canadian Lender would have received if such Bank had funded in Canadian Dollars.

                  (h) Subject to and upon the terms and conditions set forth herein, each Bank with a B Term Loan Commitment severally agrees to make, on the Restatement Effective Date, a term loan or term loans (each a "B Term Loan" and, collectively, the "B Term Loans") to the Company, which B Term Loans (i) shall be made pursuant to a single drawing, (ii) shall, at the option of the Company, be Base Rate Loans or Eurodollar Loans, provided that all B Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of B Term Loans of the same Type, (iii) shall equal for each Bank, in initial aggregate principal amount, that amount which equals the B Term Loan Commitment of such Bank on the Restatement Effective Date (before giving effect to the termination thereof on such date pursuant to Section 3.03(f)). Once repaid, B Term Loans incurred hereunder may not be reborrowed.

                  1.02 Minimum Borrowing Amounts, etc. The aggregate principal amount of each Borrowing shall not be less than the Minimum Borrowing Amount for such Loans. More than one Borrowing may be incurred on any day, provided that at no time shall there be outstanding more than 20 Borrowings of Eurodollar Loans.

                  1.03 Notice of Borrowing. (a) Whenever the Company desires to incur Loans hereunder (excluding Swingline Loans, Canadian Dollar Loans, and Revolving Loans incurred pursuant to a Mandatory Borrowing), it shall give the Administrative Agent at its Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be incurred hereunder. Each such notice (each, together with each notice referred to in Sections 1.03(b)(i) and 1.03(c), a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable, and, in the case of each written notice and each confirmation of telephonic notice, shall be in the form of Exhibit A, appropriately completed to specify (i) whether the Loans being incurred pursuant to such Borrowing shall consist of Term Loans, B Term Loans, Tranche A Revolving Loans or Tranche B Revolving Loans, (ii) the aggregate principal amount of such Loans to be made pursuant to such Borrowing,
(iii) the date of such Borrowing (which shall be a Business Day) and (iv) whether the respective Borrowing shall consist of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Bank which is required to make Loans pursuant to the Borrowing specified in the respective Notice of Borrowing written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof, if any, and of the other matters covered by the Notice of Borrowing.

                  (b) (i) Whenever the Company desires to incur a Borrowing of Swingline Loans hereunder, it shall give Chase no later than 12:00 Noon (New York time) on the day such Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be incurred hereunder. Each such Notice of Borrowing shall be irrevocable and shall specify in each case (x) the date of such Borrowing (which shall be a Business
Day) and (y) the aggregate principal amount of the Swingline Loans to be incurred pursuant to such Borrowing.

                  (ii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(e), with the Company irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such Section.

                  (c) Whenever the Canadian Borrower desires to incur a Borrowing of Canadian Dollar Loans hereunder, it shall give the Canadian Lender and the Administrative Agent, prior to 12:00 Noon (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be incurred hereunder. Each such Notice of Borrowing, except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall specify in each case (i) the date of such Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of the Canadian Dollar Loan to be made pursuant to such Borrowing and (iii) whether the respective Borrowing shall consist of Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto.

                  (d) Without in any way limiting the obligation of either Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent, Chase (in the case of a Borrowing of Swingline Loans), the Canadian Lender (in the case of a Borrowing of Canadian Dollar Loans) or the Letter of Credit Issuer (in the case of the issuance of Letters of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, Chase, the Canadian Lender or the Letter of Credit Issuer, as the case may be, in good faith to be from the chairman, a vice chairman, the president, a vice president, a treasurer, an assistant treasurer or the director of treasury operations of such Borrower. In each such case, each Borrower hereby waives the right to dispute the Administrative Agent's, Chase's, the Canadian Lender's or the Letter of Credit Issuer's record of the terms of such telephonic notice.

                  1.04 Disbursement of Funds. (a) No later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing relating to any Loans other than Canadian Dollar Loans (or (x) in the case of Swingline Loans, no later than 2:00 P.M. (New York time) on the date specified pursuant to
Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, no later than 12:00 Noon (New York time) on the date specified in Section 1.01(e)), each Bank with a Commitment under the respective Tranche will make available its Pro Rata Share (if any) of each Borrowing of Loans requested to be made on such date in the manner provided below (or, in the case of Swingline Loans, Chase will make available the full amount thereof). All such amounts shall be made available to the Administrative Agent in U.S. Dollars and immediately available funds at the Payment Office and the Administrative Agent promptly will make available to the Company by depositing to its account at the Payment Office the aggregate of the amounts so made available in the type of funds received (other than in respect of Mandatory Borrowings). Unless the Administrative Agent shall have been notified by any Bank prior to the date of Borrowing of any Loans referred to in this Section 1.04(a) that such Bank does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank and the Administrative Agent has made available same to the Company, the Administrative Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Company, and the Company shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Bank or the Company, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Company to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Bank, the overnight Federal Funds rate or (y) if paid by the Company, the then applicable rate of interest, calculated in accordance with Section 1.08, for the respective Loans. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Company may have against any Bank as a result of any failure by such Bank to make Loans hereunder.

                  (b) No later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing relating to Canadian Dollar Loans, the Canadian Lender will make available to the Canadian Borrower such Canadian Dollar Loans requested to be made on such date, in Canadian Dollars and in immediately available funds at the Canadian Payment Office.

                  1.05 Register. (a) The Administrative Agent shall maintain a register for the recordation of the Commitments of the Banks from time to time and the principal amount of the Term Loans, B Term Loans, Tranche A Revolving Loans, Tranche B Revolving Loans, Swingline Loans and Canadian Dollar Loans owing to each Bank (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error. The Register shall be available for inspection by the Company or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                  (b) Each Borrower hereby agrees to provide a Note, promptly upon the request of any Bank, to the extent such Bank has requested such Note in connection with any pledge or assignment by such Bank of any or all of its Loans hereunder to a Federal Reserve Bank.

                  1.06 Conversions. Either Borrower shall have the option to convert on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the Loans (other than Swingline Loans, which at all times shall be maintained as Base Rate Loans) owing by a Borrower into a Borrowing or Borrowings of another Type of Loan; provided that (i) no such partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may not be converted into Eurodollar Loans if a Default or Event of Default is in existence and the Administrative Agent and/or the Required Banks have notified the Company that such a conversion will not be permitted as a result thereof and (iii) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02. Each such conversion shall be effected by the respective Borrower by giving the Administrative Agent at its Notice Office (and, in the case of any proposed conversion of Canadian Dollar Loans, the Canadian Lender at the Canadian Notice Office), prior to 12:00 Noon (New York time), at least three Business Days (or one Business Day in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each a "Notice of Conversion") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

                  1.07 Pro Rata Borrowings. All Borrowings of Term Loans, B Term Loans, Tranche A Revolving Loans and Tranche B Revolving Loans under this Agreement shall be made by the Banks pro rata on the basis of their Term Loan Commitments, B Term Loan Commitments, Tranche A Revolving Loan Commitments or Tranche B Revolving Loan Commitments, as the case may be, provided that all Borrowings of Tranche A Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the Banks with Tranche A Revolving Loan Commitments pro rata on the basis of their Adjusted Percentages. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Bank to make its Loans hereunder.

                  1.08 Interest. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Margin (or, in the case of B Term Loans, the Applicable B Term Loan Margin) plus the Base Rate in effect from time to time.

                  (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Margin (or, in the case of B Term Loans, the Applicable B Term Loan Margin) plus the relevant Eurodollar Rate.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall bear interest at a rate per annum equal to the Base Rate in effect from time to time plus the sum of (i) 2% and
(ii) the Applicable Margin (or, in the case of B Term Loans, 1.75%) for Base Rate Loans; provided that principal in respect of Eurodollar Loans shall bear interest after the same becomes due (whether by acceleration or otherwise) until the end of the applicable Interest Period for such Eurodollar Loan at a per annum rate equal to 2% in excess of the rate of interest applicable on the due date therefor.

                  (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each March, June, September and December, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any prepayment or conversion (on the amount prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

                  (f) The Administrative Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the respective Borrower and the Banks thereof.

                  1.09 Interest Periods. At the time either Borrower gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the respective Borrower, be a one, two, three, six or, if available to each of the Banks (as determined by each such Bank in good faith based on prevailing conditions in the interbank Eurodollar market on any date of determination thereof) (available to the Canadian Lender in the case of the Canadian Dollar Loans), nine or twelve month period. Notwithstanding anything to the contrary contained above:

                 (i) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

               (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                (iv) no Interest Period in respect of Term Loans, Tranche A Revolving Loans or Tranche B Revolving Loans shall extend beyond the Original Final Maturity Date, and no Interest Period in respect of B Term Loans shall extend beyond the Final Maturity Date; and

                 (v) no Interest Period may be elected at any time when a Default or Event of Default is then in existence and the Administrative Agent and/or the Required Banks have notified the Company that such an election will not be permitted as a result thereof.

If upon the expiration of any Interest Period, the respective Borrower has failed to elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, or a Default or an Event of Default then exists and the Administrative Agent and/or the Required Banks have given the notice referred to in clause (v) above, such Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that
(x) in the case of clause (i) below, the Administrative Agent (or the Canadian Lender in the case of Canadian Dollar Loans) or (y) in the case of clauses (ii) and (iii) below, any Bank, shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                 (i) on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans because of (x) any change since the date of this Agreement in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request such as, for example, but not limited to,
         (A) a change since the Original Effective Date in the basis of taxation of payment to any Bank of the principal of or interest on the Loans or any other amounts payable hereunder (except for changes with respect to Taxes and those taxes described in clauses (x) and (y) of the proviso in the second sentence of Section 4.04) or (B) a change since the Original Effective Date in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances affecting such Bank, the interbank Eurodollar market or the position of such Bank in such market; or

               (iii) at any time since the Original Effective Date, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Bank in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Original Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Administrative Agent in the case of clause (i) above) shall (x) on such date and (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to each Borrower and (except in the case of clause (i)) to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrowers and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by a Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by such Borrower, (y) in the case of clause (ii) above, the Company (or, in the case of Canadian Dollar Loans, each of the Company and the Canadian Borrower) agrees to pay to such Bank, upon written demand therefor (accompanied by the written notice referred to below), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the respective Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and
(z) in the case of clause (iii) above, the respective Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the respective Borrower may (and in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii) the respective Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof promptly (but in any event no later than the later of (x) the Business Day next preceding the date of such Borrowing and (y) one Business Day after the respective Borrower was notified by a Bank pursuant to
Section 1.10(a)(ii) or (iii)), or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Administrative Agent, require the affected Bank to convert each such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstances described in Section 1.10(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan (or such earlier date as shall be required by applicable law)); provided that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this
Section 1.10(b).

                  (c) (i) If any Bank shall have determined that after the Original Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Bank (with a copy to the Administrative Agent), accompanied by the notice referred to in the last sentence of this clause (i), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Company, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Company's obligations to pay additional amounts pursuant to this Section 1.10(c).

                  (ii) If (x) any Bank becomes a Defaulting Bank or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (y) any Bank has notified the Borrower that one of its Eurodollar Loans is affected by the circumstances described in Section 1.10(a)(ii) or (iii), or (z) any Bank is owed increased costs or other amounts under Section 1.10(c)(i), 2.06 or 4.04 and, in the case of such clause (y) or (z), compensation or other action with respect to such event is not otherwise requested generally by the other Banks, the Company shall have the right, if no Default or Event of Default then exists and, in the case of a Bank described in clause (y) or (z) above, such Bank has not changed its applicable lending office with the effect of eliminating such increased cost, to replace such Bank (the "Replaced Bank") with another commercial bank or banks or other financial institutions (collectively, the "Replacement Bank") reasonably acceptable to the Administrative Agent, and, in the case of any Replaced Bank with a Tranche A Revolving Loan Commitment, the Canadian Lender and the Letter of Credit Issuer, provided that (i) at the time of any replacement pursuant to this Section 1.10(c)(ii), the Replacement Bank shall enter into one or more assignment agreements pursuant to Section 12.04(b) hereof (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of, and participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to the Replaced Bank (or the Letter of Credit Issuer in the case of the proviso contained in clause (b) below, the Canadian Lender in the case of clause (c) below or Chase in the case of clause (d) below) in respect thereof an amount equal to the sum of (a) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (b) an amount equal to the sum of such Replaced Bank's Adjusted Percentage (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Bank) of all Unpaid Drawings and all then unpaid interest with respect thereto at such time, provided that in the event such Replaced Bank did not reimburse the Letter of Credit Issuer pursuant to Section 2.05(c) in respect of any Unpaid Drawing, such amount shall instead be paid to the Letter of Credit Issuer, (c) an amount equal to any unpaid obligation of the Replaced Bank pursuant to Section 1.01(g), which amount shall be paid to the Canadian Lender,
(d) an amount equal to any unpaid obligation of the Replaced Bank pursuant to
Section 1.01(e), which amount shall be paid to Chase, and (e) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to
Section 3.01 hereof and (ii) all obligations of each Borrower owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective assignment documentation pursuant to clause (i) above and the payment of amounts referred to in clauses
(i) above and (ii) above, (x) the Replacement Bank shall become a Bank or Banks hereunder, as the case may be, and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions (including, without limitation, Sections 1.10, 1.11, 2.06, 4.04, 11.07 and 12.01 of this Agreement) under this Agreement, which shall survive as to such Replaced Bank and (y) the Adjusted Percentages of the Banks shall be automatically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Bank with one or more Non-Defaulting Banks).

                  1.11 Compensation. The Company (or, in the case of Canadian Dollar Loans, each of the Company and the Canadian Borrower) agrees to compensate each Bank in the appropriate currency, upon its written request (which request shall set forth the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding loss of anticipated profit with respect to any Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the respective Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment, prepayment or conversion of any Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any Eurodollar Loans is not made on any date specified in a notice of prepayment given by a Borrower; or (iv) as a consequence of (x) any other default by a Borrower to repay its Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b). Calculation of all amounts payable to a Bank under this Section 1.11 shall be made as though that Bank had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Bank to a domestic office of that Bank in the United States of America (or Canada, in the case of Canadian Dollar Loans); provided, however, that each Bank may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.11.

                  1.12 Change of Lending Office. Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c)(i), 2.06 or 4.04 with respect to such Bank, it will, if requested by the respective Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event; provided that such designation is made on such terms that in the sole judgment of such Bank, such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequences of the event giving rise to the operation of any such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of either Borrower or the right of any Bank provided in Sections 1.10, 2.06 or 4.04.

                  1.13 Tranche B Commitments. At any time and from time to time on and after the Original Effective Date and prior to June 30, 1999, the Company may request one or more Banks or other lending institutions to assume a Tranche B Revolving Loan Commitment and to make Tranche B Revolving Loans to the Company as provided in Section 1.01(c) and, in the sole discretion of each such Bank or other institution, any such Bank or other institution may agree to so commit; provided that (i) no Default or Event of Default then exists, (ii) the increase in the Total Tranche B Revolving Loan Commitment pursuant to any such request shall be in an aggregate amount of at least $50,000,000 and (iii) after giving effect to each such increase, the Total Tranche B Revolving Loan Commitment shall not exceed $250,000,000. The Company and each such Bank or other lending institution (each an "Assuming Bank") which agrees to commit to make Tranche B Revolving Loans shall execute and deliver to the Administrative Agent a Tranche B Assumption Agreement substantially in the form of Exhibit B (with the increase in, or in the case of a new Assuming Bank, assumption of, such Bank's Tranche B Revolving Loan Commitment to be effective upon delivery of such Tranche B Assumption Agreement to the Administrative Agent). The Administrative Agent shall promptly notify each Bank as to the occurrence of the Initial Tranche B Assumption Date and as to each Additional Tranche B Assumption Date occurring thereafter. On each Tranche B Assumption Date, (x) Annex I shall be deemed modified to reflect the revised Tranche B Revolving Loan Commitments of such Banks, and (y) the Company shall pay to each such Assuming Bank such up front fee (if any) as may have been agreed between the Company and such Assuming Bank. Notwithstanding anything to the contrary contained in this Agreement, in connection with any increase in the Total Tranche B Revolving Loan Commitment after the Initial Tranche B Assumption Date, the Company shall, in coordination with the Administrative Agent and the Banks with Tranche B Revolving Loan Commitments, repay outstanding Tranche B Revolving Loans of certain Banks and, if necessary, incur additional Tranche B Revolving Loans from other Banks, in each case so that such Banks participate in each Borrowing of Tranche B Revolving Loans pro rata on the basis of their Tranche B Revolving Loan Commitments (after giving effect to any increase thereof). It is hereby agreed that any breakage costs of the type described in

Section 1.11 incurred by the Banks in connection with the repayment of Tranche B Revolving Loans contemplated by this Section 1.13 shall be for the account of the Company.

                  SECTION 2. Letters of Credit.

                  2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Company may request the Letter of Credit Issuer at any time and from time to time on or after the Initial Borrowing Date and prior to the Business Day next preceding the Original Final Maturity Date to issue, for the account of the Company and in support of (x) trade obligations of the Company and/or its Restricted Subsidiaries and/or (y) on a standby basis, such other obligations (contingent or otherwise) of the Company and/or its Restricted Subsidiaries to any other Person, in each case, that arise in the ordinary course of business and are in respect of general corporate purposes (including, without limitation, in connection with Permitted Acquisitions) of the Company and/or its Restricted Subsidiaries, and subject to and upon the terms and conditions herein set forth the Letter of Credit Issuer agrees to issue from time to time, irrevocable letters of credit in such form as may be approved by the Letter of Credit Issuer and the Administrative Agent (each such letter of credit, a "Letter of Credit" and collectively, the "Letters of Credit").

                  (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings at such time, would exceed either (x) $40,000,000 or (y) when added to the aggregate principal amount of all Tranche A Revolving Loans made by Non-Defaulting Banks and Swingline Loans and the Dollar Equivalent of the aggregate principal amount of Canadian Dollar Loans then outstanding, the Adjusted Total Tranche A Revolving Loan Commitment at such time; (ii) each Letter of Credit shall have an expiry date occurring not later than two years after such Letter of Credit's date of issuance, provided that standby Letters of Credit may provide that, absent notice to the contrary from the Letter of Credit Issuer to the beneficiary thereof, the expiry date shall be automatically extended for successive one year periods and (iii) no Letter of Credit shall have an expiry date occurring later than the Business Day next preceding the Original Final Maturity Date.

                  2.02 Minimum Stated Amount. The initial Stated Amount of each Letter of Credit shall be not less than $5,000 or such lesser amount acceptable to the Letter of Credit Issuer, provided that no more than 40 Letters of Credit (or such greater number acceptable to the Letter of Credit Issuer) shall be outstanding at any one time.

                  2.03 Letter of Credit Requests; Notices of Issuance. (a) Whenever it desires that a Letter of Credit be issued, the Company shall give the Administrative Agent and the Letter of Credit Issuer written notice (or telephonic notice confirmed in writing) thereof prior to 12:00 Noon (New York time) at least five Business Days' (or such shorter period as may be acceptable to the Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day) (each a "Letter of Credit Request"), which Letter of Credit Request shall include an application for such Letter of Credit and any other documents that the Letter of Credit Issuer customarily requires in connection therewith. The Administrative Agent shall promptly notify each Bank of each Letter of Credit Request.

                  (b) The Letter of Credit Issuer shall, on the date of each issuance of a Letter of Credit by it or amendment thereto, give the Administrative Agent, each Bank and the Company written notice of the issuance or amendment of such Letter of Credit, accompanied by a copy to the Administrative Agent of the Letter of Credit or Letters of Credit issued by it or of the amendment thereto.

                  2.04 Agreement to Repay Letter of Credit Drawings. (a) The Company hereby agrees to reimburse the Letter of Credit Issuer, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by the Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") no later than one Business Day following the date of such payment or disbursement, with interest on the amount so paid or disbursed by the Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date the Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Applicable Margin for Base Rate Loans plus the Base Rate as in effect from time to time (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), such interest also to be payable on demand. The Letter of Credit Issuer shall provide the Company prompt notice of any payment or disbursement made by it under any Letter of Credit issued by it, although the failure of, or delay in, giving any such notice shall not release or diminish the obligations of the Company under this Section 2.04(a) or under any other Section of this Agreement.

                  (b) The Company's obligation under this Section 2.04 to reimburse the Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances, including, without limitation, those set forth in Section 2.05(e)(i) through (v), inclusive, and irrespective of any setoff, counterclaim or defense to payment which the Company may have or have had against the Letter of Credit Issuer, the Administrative Agent or any Bank, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that the Company shall not be obligated to reimburse the Letter of Credit Issuer for any wrongful payment made by the Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Letter of Credit Issuer.

                  2.05 Letter of Credit Participations. (a) Immediately upon the issuance by the Letter of Credit Issuer of any Letter of Credit, the Letter of Credit Issuer shall be deemed to have sold and transferred to each other Bank with a Tranche A Revolving Loan Commitment, and each such Bank (each a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's Adjusted Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Company under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the Banks as provided in

Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees) and any security therefor or guaranty pertaining thereto. Upon any change in the Tranche A Revolving Loan Commitments or Adjusted Percentages of the Banks pursuant to Section 1.10(c)(ii) or 12.04(b) or otherwise, or upon the occurrence of a Bank Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section
2.05 to reflect the new Adjusted Percentages of the assigning and assignee Banks or of all Non-Defaulting Banks, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit, the Letter of Credit Issuer shall not have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Letter of Credit Issuer any resulting liability.

                  (c) In the event that the Letter of Credit Issuer makes any payment under any Letter of Credit and the Company shall not have reimbursed such amount in full to the Letter of Credit Issuer pursuant to Section 2.04(a), the Letter of Credit Issuer shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Administrative Agent for the account of the Letter of Credit Issuer, the amount of such Participant's Adjusted Percentage of such unreimbursed payment in U.S. Dollars and in same day funds; provided, however, that no Participant shall be obligated to pay to the Administrative Agent its Adjusted Percentage of such unreimbursed amount for any wrongful payment made by the Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Letter of Credit Issuer. If the Administrative Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Participant shall make available to the Administrative Agent for the account of the Letter of Credit Issuer such Participant's Adjusted Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Adjusted Percentage of the amount of such payment available to the Administrative Agent for the account of the Letter of Credit Issuer, such Participant agrees to pay to the Administrative Agent for the account of the Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Letter of Credit Issuer at the overnight Federal Funds rate. The failure of any Participant to make available to the Administrative Agent for the account of the Letter of Credit Issuer its Adjusted Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Administrative Agent for the account of the Letter of Credit Issuer its Adjusted Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Administrative Agent for the account of the Letter of Credit Issuer such other Participant's Adjusted Percentage of any such payment.

                  (d) Whenever the Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Administrative Agent has received for the account of the Letter of Credit Issuer any payments from the Participants pursuant to clause (c) above, the Letter of Credit Issuer shall pay to the Administrative Agent and the Administrative Agent shall promptly pay to each Participant which has paid its Adjusted Percentage thereof, in U.S. Dollars and in same day funds, an amount equal to such Participant's Adjusted Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

                  (e) The obligations of the Participants to make payments to the Administrative Agent for the account of the Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, set-off, defense or other right which the Company may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Letter of Credit Issuer, any Bank, or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Company and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v) the occurrence of any Default or Event of Default.

                  2.06 Increased Costs. If at any time after the Original Effective Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Letter of Credit Issuer or any Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by the Letter of Credit Issuer or such Participant's participation therein, or (ii) impose on the Letter of Credit Issuer or any Participant any other conditions affecting this Agreement, any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to the Letter of Credit Issuer or such

Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by the Letter of Credit Issuer or such Participant hereunder, then, upon demand to the Company by the Letter of Credit Issuer or such Participant (a copy of which notice shall be sent by the Letter of Credit Issuer or such Participant to the Administrative Agent), accompanied by the certificate described in the last sentence of this
Section 2.06, the Company shall pay to the Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate the Letter of Credit Issuer or such Participant for such increased cost or reduction. A certificate submitted to the Company by the Letter of Credit Issuer or such Participant, as the case may be (a copy of which certificate shall be sent by the Letter of Credit Issuer or such Participant to the Administrative Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate the Letter of Credit Issuer or such Participant as aforesaid shall be final and conclusive and binding on the Company absent manifest error, although the failure to deliver any such certificate shall not release or diminish the Company's obligations to pay additional amounts pursuant to this Section 2.06.

                  SECTION 3.  Fees; Commitments.

                  3.01 Fees. (a) The Company agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Bank with a Revolving Loan Commitment a commitment fee (the "Commitment Fee") for the period from the Original Effective Date to but not including the date the Total Revolving Loan Commitment has been terminated, computed at a per annum rate equal to the Applicable Commitment Fee Percentage on the daily average Aggregate Unutilized Revolving Loan Commitment of such Non-Defaulting Bank. Accrued Commitment Fees shall be due and payable quarterly in arrears on the last Business Day of March, June, September and December of each year and the date upon which the Total Revolving Loan Commitment is terminated.

                  (b) The Company shall pay to the Administrative Agent for the account of each Non-Defaulting Bank with a Tranche A Revolving Loan Commitment pro rata on the basis of their respective Adjusted Percentages, a fee in respect of each Letter of Credit (the "Letter of Credit Fee") computed at a rate equal to the Applicable Letter of Credit Fee Percentage on the average daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year and on the date upon which the Total Tranche A Revolving Loan Commitment shall be terminated.

                  (c) The Company shall pay to the Administrative Agent for the account of the Letter of Credit Issuer a fee in respect of each Letter of Credit issued by it (the "Facing Fee") computed at the rate of 1/4 of 1% per annum on the average daily Stated Amount of such Letter of Credit. Accrued Facing Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year and on the date upon which the Total Tranche A Revolving Loan Commitment shall be terminated.

                  (d) The Company hereby agrees to pay directly to the Letter of Credit Issuer upon each issuance of, drawing under, and/or amendment of, a Letter of Credit issued by it such amount as shall at the time of such issuance, drawing or amendment be the administrative charge which the Letter of Credit Issuer is customarily charging for issuances of, drawings under or amendments of, letters of credit issued by it.

                  (e) The Company shall pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Company and the Administrative Agent.

                  (f) All computations of Fees shall be made in accordance with
Section 12.07(b).

                  3.02 Voluntary Reduction of Commitments. Upon at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Company shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Tranche A Revolving Loan Commitment and/or the Total Unutilized Tranche B Revolving Loan Commitment; provided that (v) any such termination or partial reduction shall apply to proportionately and permanently reduce the Tranche A Revolving Loan Commitment or the Tranche B Revolving Loan Commitment, as the case may be, of each of the Banks with such Commitments, (w) any partial reduction pursuant to this Section 3.02 shall be in the amount of at least $2,000,000, (x) the reduction to the Total Unutilized Tranche A Revolving Loan Commitment shall in no case be in an amount which would cause the Tranche A Revolving Loan Commitment of any Bank to be reduced (as required by the preceding clause (v)) by an amount which exceeds the remainder of (i) the Aggregate Unutilized Tranche A Commitment of such Bank as in effect immediately before giving effect to such reduction minus (ii) such Bank's Adjusted Percentage of the sum of (A) the aggregate principal amount of Swingline Loans then outstanding and (B) the Dollar Equivalent of the aggregate principal amount of Canadian Dollar Loans then outstanding, (y) each reduction to the Total Tranche A Revolving Loan Commitment pursuant to this Section 3.02 shall reduce the then remaining Scheduled A Commitment Reductions on a pro rata basis (based upon the then remaining principal amount of each such Scheduled A Commitment Reduction) and (z) each reduction to the Total Tranche B Revolving Loan Commitment pursuant to this Section 3.02 shall reduce the then remaining Scheduled B Commitment Reductions on a pro rata basis (based upon the then remaining principal amount of each such Scheduled B Commitment Reduction).

                  3.03 Mandatory Reduction of Commitments, etc. (a) Subject to Sections 3.02 and 3.03(g), the Total Tranche A Revolving Loan Commitment (and the Tranche A Revolving Loan Commitment of each Bank with such a Commitment) shall be permanently reduced on each date set forth below (provided that if any date set forth below is not a Business Day then the permanent reduction shall occur on the first Business Day immediately succeeding such date set forth below) (each a "Scheduled A Commitment Reduction Date"), in the amount set forth below opposite such date (each such reduction, as such reduction may have been reduced pursuant to Sections 3.02 and/or 3.03(g), a "Scheduled A Commitment Reduction"):

                  Scheduled A Commitment
                      Reduction Date                   Amount
                  ----------------------               ------

                     June 30, 1999                  $37,500,000
                     December 31, 1999               37,500,000
                     June 30, 2000                   75,000,000
                     December 31, 2000               75,000,000
                     June 30, 2001                   75,000,000
                     December 31, 2001               75,000,000
                     June 30, 2002                   75,000,000
                     December 31, 2002               75,000,000
                     June 30, 2003                   75,000,000
                     December 31, 2003               75,000,000
                     June 30, 2004                   75,000,000

                  (b) Subject to Sections 3.02 and 3.03(g), the Total Tranche B Revolving Loan Commitment (and the Tranche B Revolving Loan Commitment of each Bank with such a Commitment) shall be permanently reduced on each date set forth below (provided that if any date set forth below is not a Business Day then the permanent reduction shall occur on the first Business Day immediately succeeding such date set forth below) (each a "Scheduled B Commitment Reduction Date"), in an amount equal to the product of (x) the Total Tranche B Revolving Loan Commitment as of June 30, 1999 (immediately prior to giving effect to the Scheduled B Commitment Reduction to occur on such date) multiplied by (y) the percentage set forth below opposite such date (each such reduction, as such reduction may have been reduced pursuant to Sections 3.02 and/or 3.03(g), a "Scheduled B Commitment Reduction"):

                  Scheduled A Commitment
                      Reduction Date                   Amount
                  ----------------------               ------

                     June 30, 1999                       5%
                     December 31, 1999                   5%
                     June 30, 2000                       10%
                     December 31, 2000                   10%
                     June 30, 2001                       10%
                     December 31, 2001                   10%
                     June 30, 2002                       10%
                     December 31, 2002                   10%
                     June 30, 2003                       10%
                     December 31, 2003                   10%
                     June 30, 2004                       10%

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Term Loan Commitment (and the Term Loan Commitment of each Bank with such a Commitment) shall terminate on the Initial Borrowing Date (after giving effect to the making of the Term Loans on such date).

                  (d) The Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate in its entirety on the earlier of
(i) the date which is the earlier of (x) 30 days after any date on which a Specified Change of Control Event occurs and (y) the date on which any Senior Notes or any other Indebtedness of the Company or its Restricted Subsidiaries are required to be repurchased, redeemed or prepaid as a result of any such Specified Change of Control Event and (ii) the Original Final Maturity Date.

                  (e) With respect to any Asset Sale, (i) on the earliest of (x) the date occurring one year after the consummation of such Asset Sale, (y) the date, if any, following the date of consummation of such Asset Sale upon which the Administrative Agent, on behalf of the Required Banks, shall have delivered a written reinvestment termination notice to the Company, provided that such notice may only be given while an Event of Default exists, and (z) the date the Company or any of its Subsidiaries shall be required to make an offer to purchase Senior Notes or any other Indebtedness of the Company or its Restricted Subsidiaries (other than Indebtedness specifically relating to the assets sold in such Asset Sale) with the proceeds received in connection with such Asset Sale, and (ii) on any date after the earliest of the dates referred to in clause
(i) above of receipt by the Company or any of its Restricted Subsidiaries of additional Net Cash Proceeds from such Asset Sale, in each case, the Total Revolving Loan Commitment shall be reduced and the aggregate principal amount of the Term Loans and the B Term Loans shall be repaid in an aggregate amount equal to 100% of the then Remaining Net Cash Proceeds from such Asset Sale (with the Tranche A Facility Percentage of such Remaining Net Cash Proceeds to be applied to reduce the Total Tranche A Revolving Loan Commitment, the Tranche B Facility Percentage to be applied to reduce the Total Tranche B Revolving Loan Commitment and the Term Loan Facility Percentage to be applied as a repayment of the aggregate principal amount of Term Loans, and with all such Remaining Net Cash Proceeds to be applied as a repayment of the aggregate principal amount of the B Term Loans after the Total Revolving Loan Commitment has terminated, all Term Loans have been paid in full and all loans have been repaid and all commitments terminated under the Additional Credit Agreement). Each reduction to the Total Tranche A Revolving Loan Commitment pursuant to this Section 3.03(e) shall reduce each of the remaining Scheduled A Commitment Reductions on a pro rata basis (based upon the then remaining amount of each such Scheduled A Commitment Reduction), and each reduction to the Total Tranche B Revolving Loan Commitment pursuant to this Section 3.03(e) shall reduce each of the remaining Scheduled B Commitment Reductions on a pro rata basis (based upon the then remaining amount of each such Scheduled B Commitment Reduction).

                  (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B Term Loan Commitment (and the B Term Loan Commitment of each Bank with such a Commitment) shall terminate on the Restatement Effective Date (after giving effect to the making of the B Term Loans on such date).

                  (g) Each reduction to the Total Term Loan Commitment, the Total B Term Loan Commitment, the Total Tranche A Revolving Loan Commitment and the Total Tranche B Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the Term Loan Commitment, the B Term Loan Commitment, the Tranche A Revolving

Loan Commitment or the Tranche B Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

                  SECTION 4. Payments.

                  4.01 Voluntary Prepayments. Each Borrower shall have the right to prepay the Loans incurred by it (and the Company on behalf of the Canadian Borrower may, at its option, prepay the Canadian Dollar Loans incurred by the Canadian Borrower), in whole or in part, without premium or penalty except as otherwise provided in this Agreement, from time to time on the following terms and conditions: (i) the Company or, in the case of any prepayment of Canadian Dollar Loans, the Company or the Canadian Borrower, shall give the Administrative Agent at the Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay the Loans, whether such Loans are Term Loans, B Term Loans, Tranche A Revolving Loans, Tranche B Revolving Loans, Swingline Loans or Canadian Dollar Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by the Company or the Canadian Borrower, as the case may be, prior to 12:00 Noon (New York time) (x) at least two Business Days prior to the date of such prepayment in the case of Term Loans, B Term Loans, Revolving Loans or Canadian Dollar Loans, or (y) on the date of such prepayment in the case of Swingline Loans, which notice shall promptly be transmitted by the Administrative Agent to each of the Banks (or to the Canadian Lender in the case of Canadian Dollar Loans); (ii) (x) each partial prepayment of any Borrowing (other than a Borrowing of Swingline Loans and Canadian Dollar Loans) shall be in an aggregate principal amount of at least $1,000,000 and, if greater, in an integral multiple of $500,000, (y) each partial prepayment of any Borrowing of Swingline Loans shall be in an aggregate principal amount of at least $250,000 and, if greater, in an integral multiple of $50,000 and (z) each partial prepayment of any Borrowing of Canadian Dollar Loans shall be in an aggregate principal amount of at least Can. $50,000 and, if greater, in an integral multiple of Can. $50,000, provided that no partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) each prepayment of Term Loans or B Term Loans pursuant to this Section 4.01 shall reduce the then remaining Scheduled TL Repayments or Scheduled BTL Repayments, as the case may be, on a pro rata basis (based upon the then remaining principal amount of each such Scheduled TL Repayment or Scheduled BTL Repayment, as the case may be); and (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; provided that at the Company's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loans of a Defaulting Bank.

                  4.02 Mandatory Repayments. (a) (i) If on any date the sum of
(x) the aggregate outstanding principal amount of Tranche A Revolving Loans made by Non-Defaulting Banks and Swingline Loans and the Dollar Equivalent of the aggregate outstanding principal amount of Canadian Dollar Loans (in each case after giving effect to all other repayments thereof on such date), plus (y) the Letter of Credit Outstandings on such date exceeds the Adjusted Total Tranche A Commitment as then in effect, the Company shall repay on such date the principal of

Swingline Loans, and if no Swingline Loans are or remain outstanding, Tranche A Revolving Loans of Non-Defaulting Banks in an aggregate amount equal to such excess, and if no Tranche A Revolving Loans of Non-Defaulting Banks are or remain outstanding thereafter, the Canadian Borrower shall (or, at its option, the Company, on behalf of the Canadian Borrower, shall) repay on such date the principal of Canadian Dollar Loans, in an aggregate amount equal to such excess. If, after giving effect to the repayment of all outstanding Swingline Loans, Tranche A Revolving Loans and Canadian Dollar Loans, the aggregate amount of Letter of Credit Outstandings exceeds the Adjusted Total Tranche A Commitment then in effect, the Company agrees to pay to the Administrative Agent an amount in cash and/or Cash Equivalents equal to such excess (up to the aggregate amount of Letter of Credit Outstandings) and the Administrative Agent shall hold such payment as security for the obligations of the Company hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent (which shall permit certain investments in Cash Equivalents satisfactory to the Administrative Agent, until the proceeds are applied to the secured obligations).

                  (ii) If on any date the aggregate outstanding principal amount of Tranche A Revolving Loans made by any Defaulting Bank exceeds the Tranche A Revolving Loan Commitment of such Defaulting Bank, the Company shall repay the Tranche A Revolving Loans of such Defaulting Bank in an amount equal to such excess.

                  (iii) If on any date the aggregate outstanding principal amount of Tranche B Revolving Loans made by any Bank exceeds the Tranche B Revolving Loan Commitment of such Bank, the Company shall repay the Tranche B Revolving Loans of such Bank in an amount equal to such excess.

                  (b) If on any date the Dollar Equivalent of the aggregate outstanding principal amount of Canadian Dollar Loans (after giving effect to all other repayments thereof on such date) exceeds the Maximum Canadian Dollar Amount as then in effect, the Canadian Borrower shall repay on such date the principal of Canadian Dollar Loans in an amount such that after giving effect to such repayment the Dollar Equivalent of the aggregate outstanding principal amount of the Canadian Dollar Loans is equal to or less than the Maximum Canadian Dollar Amount.

                  (c) In addition to any other mandatory repayments pursuant to this Section 4.02, the Company shall repay, on each date set forth below (provided that if any date set forth below is not a Business Day then the repayment shall occur on the first Business Day immediately succeeding such date set forth below) (each a "Scheduled TL Repayment Date"), the Term Loans in an amount equal to the amount set forth below opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01, and 4.02(e), a "Scheduled TL Repayment"):

                 Scheduled TL Repayment Date        Amount
                 ---------------------------        ------

                     June 30, 2000                $25,000,000
                     December 31, 2000             25,000,000

                 Scheduled TL Repayment Date        Amount
                 ---------------------------        ------

                     June 30, 2001                 25,000,000
                     December 31, 2001             25,000,000
                     June 30, 2002                 25,000,000
                     December 31, 2002             25,000,000
                     June 30, 2003                 25,000,000
                     December 31, 2003             25,000,000
                     June 30, 2004                 50,000,000

                  (d) In the event that a Specified Change of Control Event occurs, the Company shall repay all outstanding Term Loans and B Term Loans in their entirety on the date which is the earlier of (i) 30 days after any date on which such Specified Change of Control Event occurs and (ii) the date on which any Senior Notes or any other Indebtedness of the Company or its Restricted Subsidiaries are required to be repurchased, redeemed or prepaid as a result of any such Specified Change of Control Event.

                  (e) The aggregate principal amount of Term Loans and B Term Loans shall be repaid at the times, and in the amounts, provided in Section 3.03(e). The amount of each principal repayment of Term Loans or B Term Loans pursuant to this Section 4.02(e) shall be applied to reduce each of the remaining Scheduled TL Repayments or Scheduled BTL Repayments, as the case may be, on a pro rata basis (based upon the then remaining amount of each such Scheduled TL Repayment or Scheduled BTL Repayment, as the case may be).

                  (f) Notwithstanding anything to the contrary contained in this Agreement, (i) all then outstanding Loans (other than B Term Loans) under this Agreement shall be repaid in full on the Original Final Maturity Date, (ii) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (iii) all then outstanding B Term Loans under this Agreement shall be repaid in full on the Final Maturity Date.

                  (g) In addition to any other mandatory repayments pursuant to this Section 4.02, the Company shall repay, on each date set forth below (provided that if any date set forth below is not a Business Day then the repayment shall occur on the first Business Day immediately succeeding such date set forth below) (each a "Scheduled BTL Repayment Date"), the B Term Loans in an amount equal to the amount set forth below opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01, and 4.02(e), a "Scheduled BTL Repayment"):

                Scheduled BTL Repayment Date             Amount
                ----------------------------             ------

                     June 30, 2000                     $1,250,000
                     December 31, 2000                  1,250,000
                     June 30, 2001                      1,250,000
                     December 31, 2001                  1,250,000
                     June 30, 2002                      1,250,000

                Scheduled BTL Repayment Date             Amount
                ----------------------------             ------

                     December 31, 2002                  1,250,000
                     June 30, 2003                      1,250,000
                     December 31, 2003                  1,250,000
                     July 31, 2004                    240,000,000
                  (h) With respect to each repayment of Loans required by this
Section 4.02, the Company (or, in the case of Canadian Dollar Loans, the Canadian Borrower or the Company on behalf of the Canadian Borrower) may designate the Types of Loans which are to be repaid and the specific Borrowing(s) pursuant to which made; provided that (i) Eurodollar Loans may be designated for repayment pursuant to this Section 4.02 only on the last day of an Interest Period applicable thereto unless all Eurodollar Loans under the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans under the respective Tranche have been paid in full; (ii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; (iii) notwithstanding the provisions of the preceding clause (ii), no repayment of Tranche A Revolving Loans pursuant to
Section 4.02(a)(i) shall be applied to the Tranche A Revolving Loans of a Defaulting Bank; and (iv) repayments of Tranche A Revolving Loans of Defaulting Banks pursuant to Section 4.02(a)(ii) shall be applied pro rata among such Tranche A Revolving Loans. In the absence of a designation by a Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11. Notwithstanding the foregoing provisions of this Section 4.02, if at any time the mandatory repayment of Loans pursuant to Section 4.02(a) or (b) arising solely as a result of a reduction to the Total Revolving Loan Commitment pursuant to Section 3.03(e) would result, after giving effect to the procedures set forth above in this clause (h), in the Company (or, in the case of Canadian Dollar Loans, the Canadian Borrower) incurring breakage costs under Section 1.11 as a result of Eurodollar Loans being repaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans"), then the Company (or, in the case of Canadian Dollar Loans, the Canadian Borrower or the Company on behalf of the Canadian Borrower) may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Administrative Agent to be held as security for the obligations of the respective Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance satisfactory to the Administrative Agent, with such cash collateral to be released from such cash collateral account upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by the respective Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loans not initially repaid pursuant to this sentence.

                  4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable account of the Banks entitled thereto (based on each Bank's Pro Rata Share, if any), no later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America (or Canadian Dollars in the case of Canadian Dollar Loans which have been assigned to the other Banks by the Canadian Lender pursuant to Section 1.01(g)) at the Payment Office, provided that payments in respect of Canadian Dollar Loans owing to the Canadian Lender shall be made to the Canadian Lender no later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of Canada at the Canadian Payment Office. Notwithstanding anything to the contrary contained herein, any amounts owing or payments required to be made by the Canadian Borrower hereunder, including, without limitation, pursuant to Section 1.10, 1.11, 4.04 or 12.01, may, at the option of the Company, be paid by the Company on behalf of the Canadian Borrower. Any payments under this Agreement which are made later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day; provided, however, that to the extent that the Administrative Agent shall have received any payment under this Agreement after 1:00 P.M. (New York time) on a Business Day, the Administrative Agent shall use its best efforts to distribute such payment as promptly as practicable on such date to the Banks (other than any Bank that has consented in writing to waive its pro rata share of such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received, and to the extent that any such Bank receives its portion of such payment from the Administrative Agent on such same date by a time satisfactory to such Bank, such payment to such Bank shall be deemed to have been made on such date. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

                  4.04 Net Payments. All payments made by each Borrower hereunder will be made without setoff, counterclaim or other defense. Promptly upon notice from any Bank to the respective Borrower, the Company (or, in the case of Canadian Dollar Loans, each of the Company and the Canadian Borrower) agrees to pay, prior to the date on which penalties attach thereto, all present and future income, stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of any Canadian Dollar Loan of any Type, or in respect of a Loan solely as a result of the interest rate being determined by reference to the Eurodollar Rate, and/or the provisions of this Agreement relating to the Eurodollar Rate, and/or the recording, registration, notarization or other formalization of any thereof and/or any payments of principal, interest or other amounts made on or in respect of a Canadian Dollar Loan of any Type, or a Loan when the interest rate is determined by reference to the Eurodollar Rate (all such taxes, levies, costs and charges being herein collectively called "Taxes"); provided that Taxes shall not include (x) taxes imposed on or measured by the overall net income or receipts of the Administrative Agent or any Bank by the United States of America or any political subdivision or taxing authority thereof or therein or (y) taxes on or measured by the overall net income of any foreign office, branch or subsidiary of the Administrative Agent or that Bank by any foreign country or subdivision thereof in which the Administrative Agent's or that Bank's office, branch or subsidiary is doing business. Each Borrower agrees to also pay such additional amounts equal to increases in taxes payable by that Bank described in the foregoing proviso which increases arise solely from the receipt by that Bank of payments made by such Borrower described in the immediately preceding sentence of this Section 4.04.

Promptly after the date on which payment of any such Tax is due pursuant to applicable law, the respective Borrower will, at the request of that Bank, furnish to that Bank evidence, in form and substance satisfactory to that Bank, that the respective Borrower has met its obligation under this Section 4.04. Each Borrower agrees to indemnify each Bank against, and reimburse each Bank on demand for, any Taxes, as reasonably determined by that Bank in its good faith. Such Bank shall provide the respective Borrower with appropriate receipts for any payments or reimbursements made by such Borrower pursuant to this Section
4.04. Notwithstanding the foregoing, each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold and pay to the appropriate taxing authority within the time prescribed by applicable law (and shall not be required to make payments as otherwise required in this Section on account of such deductions or withholdings) income or other similar taxes imposed by the United States of America from interest, fees or other amounts payable hereunder for the account of the Administrative Agent or any Bank other than the Administrative Agent or any Bank (i) who is a U.S. Person for Federal income tax purposes or (ii) who has the Prescribed Forms on file with the Company for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms, provided that if a Borrower shall so deduct or withhold any such taxes, it shall provide a statement to the Administrative Agent and such Bank, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which the Administrative Agent or such Bank may reasonably request for assisting the Administrative Agent or such Bank to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which the Administrative Agent or such Bank is subject to tax. Notwithstanding anything to the contrary contained herein, the Company shall compensate each Bank for all losses, expenses, liabilities, taxes (including, without limitation, Taxes) or other costs which any such Bank may incur or sustain as a result of the Company paying any obligations of the Canadian Borrower hereunder or under any other Credit Document, which such Bank would not otherwise incur or sustain if the Canadian Borrower had made any such payments instead of the Company paying such amounts on behalf of the Canadian Borrower.

                  SECTION 5. Conditions Precedent.

                  5.01 Conditions Precedent to the Restatement Effective Date. The occurrence of the Restatement Effective Date pursuant to Section 12.10 and the obligation of each Bank to make each Loan to the respective Borrower hereunder (including, without limitation, the obligation of the Canadian Lender to make each Canadian Dollar Loan hereunder), and the obligation of the Letter of Credit Issuer to issue each Letter of Credit hereunder, are subject, on the Restatement Effective Date, to the satisfaction of the following conditions:

                  (a) Execution of Agreement. This Agreement shall have been executed and delivered in accordance with Section 12.10.

                  (b) No Default; Representations and Warranties. (i) There shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                  (c) Opinions of Counsel. The Administrative Agent shall have received opinions, addressed to each of the Banks and dated the Restatement Effective Date, (i) from Simpson, Thacher & Bartlett, special counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit C-1 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, (ii) from Beverly C. Chell, Esq., counsel to the Credit Parties, which opinion shall cover the matters contained in Exhibit C-2 and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request, and (iii) from White & Case LLP, special counsel to the Administrative Agent, which opinion shall cover the matters contained in Exhibit C-3.

                  (d) Corporate Proceedings. (i) The Administrative Agent shall have received from each of the Company, the Canadian Borrower and each Subsidiary Guarantor, a certificate, dated the Restatement Effective Date, signed by the chairman, a vice chairman, the president, any vice-president or the treasurer of such Person, and attested to by the secretary or any assistant secretary of such Person, in the form of Exhibit D with appropriate insertions and, to the extent required, together with copies of the Certificate of Incorporation, By-Laws and the resolutions of such Person referred to in such certificate, and the foregoing shall be satisfactory to the Administrative Agent.

                  (ii) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates and any other records of corporate proceedings and governmental approvals, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

                  (e) Guaranties. (i) Each Subsidiary Guarantor shall have duly authorized, executed and delivered an amended and restated guaranty in the form of Exhibit E-1 hereto (as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "Subsidiary Guaranty"), and the Subsidiary Guaranty shall be in full force and effect.

                  (ii) The Company shall have duly authorized, executed and delivered an amended and restated guaranty in the form of Exhibit E-2 hereto (as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "Company Guaranty"), and the Company Guaranty shall be in full force and effect.

                  (f) Notice of Borrowing; Letter of Credit Request. The Administrative Agent (and, in the case of any Borrowing of Canadian Dollar Loans, the Canadian Lender) shall have received a Notice of Borrowing satisfying the requirements of Section 1.03 with respect to any Borrowing of Loans on the Restatement Effective Date; and the Administrative Agent and the Letter of Credit Issuer shall have received a Letter of Credit Request satisfying the requirements of Section 2.03 with respect to the issuance of any Letter of Credit on the Restatement Effective Date.

                  (g) Payment of Fees, etc. All costs, fees and expenses, and all other compensation contemplated by this Agreement, due to the Administrative Agent, the Letter of Credit Issuer or the Banks shall have been paid to the extent due.

                  (h) Contribution Agreement. The Subsidiary Guarantors shall have entered into an amended and restated contribution agreement in the form of Exhibit F hereto (as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "Contribution Agreement"), and the Contribution Agreement shall be in full force and effect.

                  (i) Existing Indebtedness Agreements. There shall have been delivered to (or made available for review by) the Banks copies, certified (in the case of those delivered) as true and correct by an appropriate officer of the Company making such delivery, of all agreements evidencing or relating to the Existing Debt or the Existing Contingent Obligations with respect to Indebtedness for borrowed money (collectively, the "Existing Indebtedness Agreements").

                  The occurrence of the Restatement Effective Date and the acceptance of the benefits of any Credit Event on the Restatement Effective Date shall constitute a representation and warranty by the Company to each of the Banks that all of the conditions specified above exist as of the Restatement Effective Date. All of the certificates, legal opinions and other documents and papers referred to in this Section 5.01, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Banks and in sufficient counterparts for each of the Banks and shall be reasonably satisfactory in form and substance to the Administrative Agent.

                  5.02 Conditions Precedent to each Credit Event. The obligation of each Bank to make each Loan to the respective Borrower hereunder (including, without limitation, the obligation of the Canadian Lender to make each Canadian Dollar Loan hereunder), and the obligation of the Letter of Credit Issuer to issue each Letter of Credit hereunder, are subject, at the time of each such Credit Event, to the satisfaction of the following conditions:

                  (a) No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

                  (b) Notice of Borrowing; Letter of Credit Request. The Administrative Agent (and, in the case of any Borrowing of Canadian Dollar Loans, the Canadian Lender) shall have received a Notice of Borrowing satisfying the requirements of Section 1.03 with respect to any Borrowing of Loans; and the Administrative Agent and the Letter of Credit Issuer shall have received a Letter of Credit Request satisfying the requirements of Section 2.03 with respect to the issuance of any Letter of Credit.

                  The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Company to each of the Banks that all of the conditions specified above exist as of the date of such Credit Event. All of the documents and papers referred to in this Section 5.02, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Banks and in sufficient counterparts for each of the Banks and shall be reasonably satisfactory in form and substance to the Administrative Agent.

                  SECTION 6. Representations, Warranties and Agreements. In order to induce the Banks to enter into this Agreement and to make the Loans and issue and/or participate in the Letters of Credit provided for herein, the Company makes the following representations and warranties to, and agreements with, the Banks, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Letters of Credit (with the occurrence of each Credit Event on and after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the Initial Borrowing Date and as of the date of each such Credit Event, unless stated to relate to a specific earlier date):

                  6.01 Corporate Status. The Company and each of its Restricted Subsidiaries (i) is a duly organized and validly existing corporation under the laws of the jurisdiction of its organization and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, (ii) is in good standing under the laws of the jurisdiction of its organization and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified, except, in the cases of clauses (ii) and
(iii) above, for such failures to be in good standing and failures to be so qualified which, in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole.

                  6.02 Corporate Power and Authority. Each of the Company and each of its Restricted Subsidiaries has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each of the Company and each of its Restricted Subsidiaries has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  6.03 No Violation. Neither the execution, delivery or performance by the Company or any of its Restricted Subsidiaries of the Credit Documents to which it is a party nor compliance by them with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene in any material respect any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Company or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Company or any of its Subsidiaries.

                  6.04 Litigation. There are no actions, suits or proceedings pending, or, to the best knowledge of the Company, threatened, with respect to the Company or any of its Subsidiaries (i) that are likely to have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks, the Letter of Credit Issuer or the Administrative Agent or on the ability of the Company or of the Subsidiary Guarantors, taken as a whole, in either case, to perform its or their respective obligations hereunder and under the other Credit Documents to which it is or they are, or will be, a party.

                  6.05 Use of Proceeds; Margin Regulations. (a) The proceeds of all Terms Loans shall be utilized (i) to refinance the loans outstanding on the Initial Borrowing Date under the Existing Credit Agreements, and (ii) to pay certain fees and expenses arising in connection with such refinancing.

                  (b) The proceeds of all Revolving Loans, Swingline Loans and Canadian Dollar Loans shall be used for the purposes referred to in Section 6.05(a) above and for general corporate and working capital purposes of the Company and its Subsidiaries (including, without limitation, to finance Permitted Acquisitions and refinance Senior Notes).

                  (c) The proceeds of all B Term Loans shall be used for the general corporate and working capital purposes of the Company and its Subsidiaries (including, without limitation, to finance Permitted Acquisitions and refinance Senior Notes).

                  (d) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock, provided that the Company may use the proceeds of Loans to purchase Margin Stock in compliance with Regulations T, U and X, so long as at the time of the making of such Loan, and after giving effect thereto, not more than 25% of the value of the assets subject to the provisions of Section 8 of the Company, or of the Company and its Restricted Subsidiaries on a consolidated basis, shall constitute Margin Stock.

                  6.06 Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document, except those which have been obtained or made or those the absence of which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on either (x) the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole or (y) the rights or remedies of the Banks, the Letter of Credit Issuer or the Administrative Agent or on the ability of the Company or of the Subsidiary Guarantors, taken as a whole, in either case, to perform its or their respective obligations hereunder and under the other Credit Documents to which it is or they are, or will be, a party.

                  6.07 Investment Company Act. Neither the Company nor any of its Restricted Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  6.08 Public Utility Holding Company Act. Neither the Company nor any of its Restricted Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  6.09 True and Complete Disclosure. (a) All factual information (taken as a whole) heretofore or contemporaneously furnished by the Company or any of its Subsidiaries in writing to the Administrative Agent and/or any Bank on or before the Restatement Effective Date (including, without limitation, (i) the Information Memorandum and (ii) all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is true and complete in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this Section 6.09(a), such factual information shall not include projections and pro forma financial information.

                  (b) The projections and pro forma financial information contained in the factual information referred to in paragraph (a) above were based on good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by the Banks that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

                  6.10 Financial Statements; Financial Condition. (a) The consolidated balance sheets of the Company and its Subsidiaries as at December 31, 1997 and September 30, 1998 and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for the fiscal year or nine-month period, as the case may be, ended as of said dates, which, in the case of the December 31, 1997 statements, have been examined by Deloitte & Touche, independent certified public accountants, who delivered an unqualified opinion in respect thereof, present fairly the financial position of the Company and its Subsidiaries at the dates of said statements and the results for the period covered thereby. All such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements (subject, in the case of the September 30, 1998 statements, to normal year-end audit adjustments).

                  (b) Since December 31, 1997 and after giving effect to the incurrence of Indebtedness hereunder and the other transactions contemplated hereby, there has been no material adverse change in the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole (other than any change in general economic conditions or any change in conditions affecting the Business generally).

                  6.11 Tax Returns and Payments. Each of the Company and each of its Restricted Subsidiaries has filed all Federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all Federal taxes and assessments shown to be due on such returns and all other material taxes and assessments, domestic and foreign, in each case payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been provided in accordance with GAAP.

                  6.12 Compliance with ERISA. As of the Initial Borrowing Date, there are no Plans and neither the Company nor any of its Restricted Subsidiaries nor any ERISA Affiliate has incurred any unpaid material liability or reasonably expects to incur any material liability with respect to any "employee pension benefit plan" (as defined in Section 3(2) of ERISA) covered by Title IV of ERISA. As of the date of each subsequent Credit Event, each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; neither the Company nor any of its Restricted Subsidiaries nor any ERISA Affiliate has incurred or reasonably expects to incur any liability to or on account of a Plan pursuant to ERISA or the Code; no proceedings have been instituted by the PBGC to terminate any Plan; no condition exists which presents a material risk to the Company, any of its Restricted Subsidiaries or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to ERISA or the Code; no lien imposed under the Code or ERISA on the assets of the Company, any of its Restricted Subsidiaries or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Company and its Restricted Subsidiaries do not maintain or contribute to any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), which provides benefits to retired employees (other than as required by Section 601 of ERISA) where, with respect to any of the foregoing representations in this Section 6.12, the liability for or the lien which could arise as a result of, the particular circumstance or event which is the subject of the representation, would be reasonably likely to result in a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole. Using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Company, its Restricted Subsidiaries and ERISA Affiliates to all Plans which are "multiemployer plans" (as defined in Section 4001(a)(3) of ERISA) (each a "Multiemployer Plan") in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan would not be reasonably likely to be an amount that could result in a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole. Notwithstanding anything in this Section 6.12 to the contrary, all representations and warranties made with respect to any Plan which is a Multiemployer Plan shall be made to the best knowledge of the Company.

                  6.13 Subsidiaries. On the Restatement Effective Date, the corporations listed on Annex III under the name of the Company are the only Subsidiaries of the Company. Annex III correctly sets forth, as of the Restatement Effective Date, the percentage ownership (direct and indirect) of the Company in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

                  6.14 Intellectual Property. (a) The Company and each of its Restricted Subsidiaries owns, or is licensed or otherwise authorized to sell, distribute, use or exploit, all material copyrights, literary works, texts and other works of authorship fixed in any tangible medium of expression necessary for the present conduct of its business ("Copyrights"), except to the extent that the failure to own or obtain licenses or authorizations with respect to any of the foregoing, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole.

                  (b) The Company and each of its Restricted Subsidiaries owns or is licensed to use all the patents, trademarks, permits, service marks, trade names, technology, know-how and formulas, or rights with respect to the foregoing, necessary for the present conduct of its business, except to the extent that the failure to own or obtain licenses with respect to any of the foregoing, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole (together with the Copyrights, "Intellectual Property").

                  (c) All Intellectual Property is protected in all material respects under the laws of the United States relating to such Intellectual Property and has been duly and properly registered or filed with or issued by the appropriate governmental offices and jurisdictions for such registrations, filings or issuances, except to the extent that the failure to make or obtain such registrations, filings or issuances would not have a material adverse effect on the condition

(financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole.

                  (d) No material claim has been asserted by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property. The use of such Intellectual Property by the Company or its Restricted Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements as do not, individually or in the aggregate, give rise to any liabilities on the part of the Company and its Restricted Subsidiaries that are material to the Company and its Restricted Subsidiaries taken as a whole.

                  6.15 Compliance with Statutes, etc. The Company and each of its Restricted Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Environmental Laws with respect to any Real Property and the requirements of any permits issued under such Environmental Laws with respect to any such Real Property or the operations of the Company or any of its Subsidiaries), except such noncompliances as would not, in the aggregate, have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole.

                  SECTION 7. Affirmative Covenants. The Company hereby covenants and agrees that on the Original Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans together with interest, Fees and all other Obligations are paid in full:

                  7.01 Information Covenants. The Company will furnish to each
Bank:

                  (a) Annual Financial Statements. Within 100 days after the close of each fiscal year of the Company, the consolidated balance sheets of each of (A) the Company and its Subsidiaries and of (B) the Company and its Restricted Subsidiaries, as at the end of such fiscal year and, in each case, the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, setting forth for such fiscal year, in comparative form, the corresponding figures for the preceding fiscal year and, in the case of the figures with respect to the Company and its Restricted Subsidiaries the corresponding figures from the budget for such fiscal year delivered pursuant to
Section 7.01(c); all of which shall be examined by Deloitte & Touche or such other independent certified public accountants of recognized national standing as shall be acceptable to the Administrative Agent, whose opinion shall not be qualified as to the scope of audit or as to the status of the Company and its Subsidiaries or of the Company and its Restricted Subsidiaries, as the case may be, as a going concern, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Company and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default which has occurred and is continuing has come to its attention or, if such a Default or Event of Default has come to its attention a statement as to the nature thereof (provided that in no event shall such accountants be liable as a result of this Agreement by reason of any failure to obtain knowledge of any Default or Event of Default that would not be disclosed in the course of their audit examination).

                  (b) Quarterly Financial Statements. As soon as available and in any event within 50 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Company (beginning with the quarterly accounting period ending June 30, 1996) and, at the sole option of the Company, at any time prior to 100 days after the close of the fourth quarterly accounting period in each fiscal year, the consolidated balance sheet of each of
(A) the Company and its Subsidiaries and of (B) the Company and its Restricted Subsidiaries, as at the end of such quarterly period and the related consolidated statements of income and retained earnings and of cash flows for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period; all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of the Company that they fairly present the financial condition of the Company and its Subsidiaries or of the Company and its Restricted Subsidiaries, as the case may be, as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end audit adjustments.

                  (c) Budgets; etc. Not more than 90 days after the commencement of each fiscal year of the Company, budgets of the Company and its Restricted Subsidiaries in reasonable detail for each of the four fiscal quarters of such fiscal year setting forth Consolidated EBITDA and consolidated sales and setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based.

                  (d) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01(a) and (b), a certificate of the chief financial officer, controller or chief accounting officer of the Company (i) to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether the Company and its Subsidiaries were in compliance with the provisions of Sections 8.04(c), 8.05(d), 8.07 and Sections 8.09 through and including 8.11, as at the end of such fiscal quarter or year, as the case may be and (ii) setting forth the calculations demonstrating (A) with respect to each Affected Transaction consummated during the most recently ended fiscal quarter, that the Company was in compliance, on a Pro Forma Basis, with Sections 8.09,
8.10 and 8.11 and (B) with respect to each business sold (or deemed sold) pursuant to Section 8.02(c) hereof, compliance by the Company with clause (iii) of such Section 8.02(c). In addition, at the time of the delivery of the financial statements provided for in Section 7.01(a) and (b), a certificate of the chief financial officer, controller or chief accounting officer of the Company setting forth the amount of, and calculations required to establish the amount of, Excess Cash Flow for the respective fiscal year or quarter.

                  (e) Notice of Default or Litigation. Promptly, and in any event within three Business Days after any officer of the Company obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Company proposes to take with respect thereto and (y) the commencement of, or threat of, or any significant development in, any litigation or governmental proceeding pending against the Company or any of its Subsidiaries which is likely to have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole, or the ability of the Company or of the Subsidiary Guarantors, taken as a whole, in either case, to perform its or their respective obligations hereunder or under any other Credit Document.

                  (f) Auditors' Reports. Promptly upon receipt thereof, a copy of each report or "management letter" submitted to the Company or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any of its Subsidiaries.

                  (g) Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Company or any of its Subsidiaries and, with reasonable promptness, such other information or documents (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of the Required Banks may reasonably request from time to time.

                  7.02 Books, Records and Inspections. The Company will, and will cause each of its Restricted Subsidiaries to, permit, upon notice to the chief financial officer or other Authorized Officer of the Company, officers and designated representatives of the Administrative Agent or the Required Banks to visit and inspect any of the properties or assets of the Company and any of its Restricted Subsidiaries in whomsoever's possession, and to examine the books of account of the Company and any of its Restricted Subsidiaries and discuss the affairs, finances and accounts of the Company and of any of its Restricted Subsidiaries with, and be advised as to the same by, their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or the Required Banks may desire.

                  7.03 Payment of Taxes. The Company will pay and discharge, and will cause each of its Restricted Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 8.03(a) or charge upon any properties of the Company or any of its Restricted Subsidiaries; provided that neither the Company nor any of its Restricted Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

                  7.04 Corporate Franchises. The Company will do, and will cause each of its Restricted Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its rights, franchises, licenses, permits and Intellectual

Property rights except to the extent its failures to do so would not, in the aggregate, have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole; provided, however, that any transaction permitted by Section 8.02 will not constitute a breach of this
Section 7.04.

                  7.05 Compliance with Statutes, etc. The Company will, and will cause each of its Restricted Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than those the non-compliance with which would not have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole or on the ability of the Company or of the Subsidiary Guarantors, taken as a whole, in either case, to perform its or their obligations hereunder or under any other Credit Document.

                  7.06 ERISA. As soon as possible and, in any event, within 30 days after the Company, any of its Restricted Subsidiaries or any ERISA Affiliate knows or could reasonably be expected to know of the occurrence of any of the following and where it could reasonably be expected that a material liability of the Company and its Restricted Subsidiaries and ERISA Affiliates, taken as a whole, could result in connection therewith, the Company will deliver to each of the Banks a certificate of the chief financial officer or other Authorized Officer of the Company setting forth details as to such occurrence and such action, if any, which the Company, such Restricted Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Company, such Restricted Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that an accumulated funding deficiency has been incurred or an application is reasonably likely to be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan; that a Plan has been or is reasonably likely to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings are reasonably likely to be or have been instituted to terminate a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; or that the Company, any of its Restricted Subsidiaries or any ERISA Affiliate will or is reasonably likely to incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or
Section 409 or 502(i) or 502(1) of ERISA. At the request of any Bank, the Company will deliver to such Bank a complete copy of the annual report (Form
5500) of each Plan required to be filed with the Internal Revenue Service.

                  7.07 End of Fiscal Years; Fiscal Quarters. The Company will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on

December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

                  7.08 Use of Proceeds. All proceeds of the Loans shall be used as provided in Section 6.05.

                  7.09 Ownership of Subsidiaries. The Company will, at all times, maintain, directly or indirectly, ownership of at least a majority of the capital stock of its Restricted Subsidiaries, except to the extent 100% of the capital stock owned by the Company or any Restricted Subsidiary of any such Restricted Subsidiary is sold, transferred or disposed of in a transaction permitted by Section 8.02(c) or (j) or any such Restricted Subsidiary is merged, consolidated or liquidated in a transaction permitted by Section 8.02(e), provided that the Company shall not be required to own a majority of the capital stock of the Canadian Borrower so long as the Company continues to hold at least as much of such capital stock as is held on the Original Effective Date.

                  7.10 Maintenance of Corporate Separateness. The Company will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities, including the holding of regular board of directors' and shareholders' meetings and the maintenance of corporate offices and records. Neither the Company nor any Restricted Subsidiary shall make any payment to a creditor of any Unrestricted Subsidiary in respect of any liability of such Unrestricted Subsidiary, and no bank account of an Unrestricted Subsidiary shall be commingled with any bank account of the Company or any of its Restricted Subsidiaries. Any financial statements distributed to any creditors of an Unrestricted Subsidiary shall clearly establish the separateness of such Unrestricted Subsidiary from the Company and its Restricted Subsidiaries. Finally, neither the Company nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of any Unrestricted Subsidiary which is a direct Subsidiary of the Company or any Restricted Subsidiary being ignored by any court of competent jurisdiction, or in the assets and liabilities of the Company or any Restricted Subsidiary being substantively consolidated with those of any Unrestricted Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

                  7.11 Canadian Borrower Capital Structure. The Company will, or will cause K-III Directory Corporation, or any other domestic Wholly-Owned Restricted Subsidiary of the Company to which all of the equity owned by the Company or any of its Subsidiaries in the Canadian Borrower shall have been transferred (such entity the "Replacement Canadian Parent"), to (i) continue to be the owner of record of at least 25% of the issued and outstanding shares of common stock of the Canadian Borrower, (ii) maintain in full force and effect the Voting Trust Agreement, the Shareholders Agreement and the Canadian Borrower Management Agreement, (iii) continue to own and hold the Convertible Subordinated Debenture or to be the owner of record of all of the shares of common stock of the Canadian Borrower issued upon the conversion thereof and
(iv) otherwise maintain the capital structure of the Canadian Borrower as is in effect on the Original Effective Date.

                  SECTION 8. Negative Covenants. The Company hereby covenants and agrees that as of the Original Effective Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans, together with interest, Fees and all other Obligations are paid in full:

                  8.01 Changes in Business. The Company will not, and will not permit any of its Restricted Subsidiaries to, engage in any businesses other than Businesses, provided that the Company and its Restricted Subsidiaries may engage in businesses other than a Business so long as the businesses engaged in by the Company and its Restricted Subsidiaries, taken as a whole, consist substantially of Businesses.

                  8.02 Consolidation, Merger, Sale or Purchase of Assets, etc. The Company will not, and will not permit any of its Restricted Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment (and, to the extent consistent with industry practices, other tangible and intangible assets) in the ordinary course of business) of any Person, except that the following shall be permitted:

                  (a) any sale, transfer or other disposition of (x) inventory in the ordinary course of business or (y) any other tangible or intangible asset in the ordinary course of business of the Company and/or its Restricted Subsidiaries;

                  (b) the advances, investments and loans permitted pursuant to
         Section 8.05;

                  (c) Asset Sales constituting the disposition of a business (including, without limitation, to the extent permitted in this Section 8.02(c), sales of the capital stock of a Restricted Subsidiary but excluding sales of the stock of an Unrestricted Subsidiary); provided that (i) no Default or Event of Default exists at such time or would exist immediately after giving effect thereto; (ii) such sale, transfer or disposition (or deemed sale, transfer or disposition pursuant to any Permitted Restricted Subsidiary Conversion) (x) is for fair market value, as determined in good faith by management of the Company (or, in the case of any Permitted Restricted Subsidiary Conversion or Permitted Restricted Asset Sale, to the extent requested by the Administrative Agent or the Required Banks, as determined by a written opinion of value reasonably satisfactory to the Administrative Agent by an Appraisal Firm) and (y) except in the case of a Permitted Restricted Subsidiary Conversion otherwise permitted pursuant to the terms hereof, results in consideration in the form of cash, promissory notes issued by the respective purchaser and/or other assets, provided that, to the extent any such other assets are received by the Company and/or its Restricted Subsidiaries in connection with any such Asset Sale, (I) the market value of such other assets, when added to the aggregate amount of other consideration received in connection with such Asset Sale, shall equal or exceed the market value of the assets so sold (such value to be set forth, to the extent requested by the Administrative Agent or the Required Banks, in a written opinion of value reasonably satisfactory to the Administrative Agent by an Appraisal Firm) and (II) such assets are permitted to be acquired by the Company or any of its Restricted Subsidiaries pursuant to Section 8.02(g) at the time of consummation of such Asset Sale (both before and after giving effect to such Asset Sale); (iii) the businesses sold (or deemed sold pursuant to any Permitted Restricted Subsidiary Conversion) by the Company and/or its Restricted Subsidiaries pursuant to this
         Section 8.02(c) in any fiscal year of the Company shall not, in the aggregate, have EBITDA in the immediately preceding fiscal year in an amount in excess of 25% of the Consolidated EBITDA of the Company and its Restricted Subsidiaries for such preceding fiscal year, determined on a pro forma basis as if (A) any dispositions (or deemed dispositions pursuant to any Permitted Restricted Subsidiary Conversion) consummated during such preceding fiscal year had been consummated on the first day of such preceding fiscal year and (B) any acquisitions consummated after the beginning of such preceding fiscal year but prior to the date of any proposed Asset Sale pursuant to this Section 8.02(c) had been consummated on the first day of such preceding fiscal year; and (iv) to the extent such sale, transfer or disposition constitutes a sale, transfer or disposition of less than 100% of the capital stock of any Restricted Subsidiary of the Company, after giving effect to such sale, transfer or disposition, the Company shall own at least a majority of the capital stock of such Restricted Subsidiary;

                  (d) Asset Sales constituting the disposition of the capital stock owned by the Company and its Restricted Subsidiaries or Unrestricted Subsidiaries;

                  (e) any Restricted Subsidiary may be merged or consolidated with or into, or be liquidated into, the Company or any other Restricted Subsidiary of the Company, or all or any part of its business, properties and assets may be conveyed, leased, sold or otherwise transferred to the Company or any other Restricted Subsidiary, provided that (v) in any such merger or consolidation involving the Company, the Company shall be the surviving corporation,
         (w) no Default or Event of Default exists or would exist after giving effect thereto, (x) no Excluded Foreign Restricted Subsidiary or Excluded Domestic Restricted Subsidiary may be the surviving corporation of any such merger or consolidation (other than, in the case of an Excluded Foreign Restricted Subsidiary, a merger or consolidation with another Excluded Foreign Restricted Subsidiary and other than, in the case of an Excluded Domestic Restricted Subsidiary, a merger or consolidation with another Excluded Domestic Restricted Subsidiary), (y) no businesses, properties or assets may be transferred to Excluded Foreign Restricted Subsidiaries if after giving effect to such transfer the Net Investments in Excluded Foreign Restricted Subsidiaries would exceed $30,000,000 and (z) to the extent any business, properties or assets are transferred to Excluded Domestic Restricted Subsidiaries in connection with any such merger or consolidation the Company shall have determined, with respect to such transaction, that the Company and its Restricted Subsidiaries would have been in compliance, on a Pro Forma Basis, with Sections 8.09, 8.10 and 8.11 of this Agreement;

                  (f) the Company and/or its Restricted Subsidiaries may lease real or personal property (so long as such lease does not create Capitalized Lease Obligations except as otherwise permitted by Section 8.04);

                  (g) so long as no Default or Event of Default exists or would result therefrom, the Company and its Restricted Subsidiaries may acquire assets, the capital stock of, or other ownership interests in, any Person (any such acquisition permitted by this clause (g), a "Permitted Acquisition"); provided that (A) after giving effect to any such acquisition, the Company and its Restricted Subsidiaries shall be in compliance with Section 8.01 hereof; (B) the Company shall have determined, with respect to such acquisition, that, on a Pro Forma Basis, the Company and its Restricted Subsidiaries would have been in compliance with Sections 8.09, 8.10 and 8.11 of this Agreement; and (C) to the extent that such acquisition is of the capital stock of or other ownership interest in another Person (such Person, the "Acquired Entity"), (I) such acquisition must be of at least a majority of such capital stock or of such ownership interests, such Person shall constitute a Restricted Subsidiary and all of the applicable provisions of Section 8.14 shall have been complied with in respect of such Restricted Subsidiary and (II) the Board of Directors or other governing body of the Acquired Entity shall not have indicated, either publicly or privately to the Company or any of its Restricted Subsidiaries, its opposition to the consummation by the Company or such Subsidiary of such acquisition;

                  (h) the Company and its Restricted Subsidiaries may sell or discount, in each case without recourse, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

                  (i) Capital Expenditures by the Company and/or its Restricted Subsidiaries made in the ordinary course of business; and

                  (j) the Company and its Restricted Subsidiaries may sell assets (and may effect Permitted Restricted Subsidiary Conversions) other than in the ordinary course of business, so long as (x) each such asset is sold (or deemed sold pursuant to any Permitted Restricted Subsidiary Conversion) at fair market value, as determined in good faith by management of the Company; (y) each such sale (or deemed sale pursuant to any Permitted Restricted Subsidiary Conversion) results in consideration in the form of cash, promissory notes issued by the respective purchaser and/or other assets, provided that, to the extent any such other assets are received by the Company and/or its Restricted Subsidiaries in connection with any such asset sale, (I) the market value of such other assets, when added to the aggregate amount of other consideration received in connection with such asset sale, shall equal or exceed the market value of the assets so sold and (II) such assets are permitted to be acquired by the Company or any of its Restricted Subsidiaries pursuant to Section 8.02(g) at the time of consummation of such asset sale (both before and after giving effect to such asset sale); and (z) the aggregate value of all assets so sold (or deemed sold pursuant to any Permitted Restricted Subsidiary Conversion) by the Company and its Restricted Subsidiaries in any fiscal year shall not exceed $25,000,000.

                  8.03 Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Company or its Restricted Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to the Company or any of its Restricted Subsidiaries) or assign any right to receive income, except:

                  (a) Liens for taxes not yet due or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

                  (b) Liens in respect of property or assets of the Company or any of its Restricted Subsidiaries imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Indebtedness for borrowed money, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, and other similar Liens arising in the ordinary course of business, and which either (x) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company or its Restricted Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

                  (c) Liens in existence on the Original Effective Date which are listed, and the property subject thereto described, in Annex IV, without giving effect to any extensions or renewal thereof ("Permitted Liens");

                  (d) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 9.08;

                  (e) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

                  (f) leases or subleases granted to third Persons not interfering in any material respect with the business of the Company or any of its Restricted Subsidiaries;

                  (g) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

                  (h) Liens arising from UCC financing statements regarding leases permitted by this Agreement;

                  (i) purchase money Liens securing payables arising from the purchase by the Company or any of its Restricted Subsidiaries of any equipment or goods in the normal course of business, provided that such payables shall not constitute Indebtedness;

                  (j) any interest or title of a lessor or sublessor under any lease permitted by this Agreement;

                  (k) Liens created pursuant to Capital Leases permitted pursuant to Section 8.04(c);

                  (l) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods so long as such Liens attach only to the imported goods;

                  (m) Liens on assets acquired (or owned by a Restricted Subsidiary acquired) after the Original Effective Date securing Indebtedness permitted under Section 8.04(g), provided that at the time of such acquisition the value of the assets subject to such Liens does not exceed 10% of the total value of the assets so acquired, or of the assets of the Restricted Subsidiary so acquired, as the case may be;

                  (n) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business;

                  (o) Liens created under this Agreement and/or the other Credit Documents;

                  (p) Liens created under the Additional Credit Agreement, the other Additional Facility Documents, the 1999 Additional Credit Agreement and the other 1999 Additional Facility Documents; and

                  (q) Liens not otherwise permitted hereunder which secure Indebtedness, Contingent Obligations or other obligations (in each case permitted hereunder) not exceeding (as to the Company and its Restricted Subsidiaries) $20,000,000 in the aggregate at any time outstanding.

                  8.04 Indebtedness. The Company will not, and will not permit any of its Restricted Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (b) (i) Indebtedness incurred pursuant to the Additional Credit Agreement and the other Additional Facility Documents and (ii) Indebtedness incurred pursuant to the 1999 Additional Credit Agreement and the other 1999 Additional Facility Documents;

                  (c) Capitalized Lease Obligations of the Company and its Restricted Subsidiaries; provided that the aggregate Capitalized Lease Obligations under all Capital Leases outstanding at any one time shall not exceed $50,000,000;

                  (d) Existing Indebtedness of the Company and its Restricted Subsidiaries outstanding on the Original Effective Date and listed on Part A of Annex V hereto ("Existing Debt"), without giving effect to any subsequent extension, renewal or refinancing thereof except pursuant to Section 8.04(i);

                  (e) Indebtedness to the extent permitted pursuant to Section 8.05(c);

                  (f) Indebtedness evidenced by the Subordinated Exchange Debentures after the issuance thereof in an aggregate principal amount not to exceed $500,000,000 at any time outstanding;

                  (g) Indebtedness of a Restricted Subsidiary acquired after the Original Effective Date (or Indebtedness assumed at the time of an acquisition of an asset securing such Indebtedness), provided that (i) such Indebtedness was not incurred in connection with or in anticipation of such acquisition and (ii) at the time of such acquisition such Indebtedness does not exceed 10% of the total value of the assets of the Restricted Subsidiary so acquired, or of the asset so acquired, as the case may be;

                  (h) additional Indebtedness of the Company and its Restricted Subsidiaries not otherwise permitted hereunder; provided that (A) in no event shall the final maturity of such Indebtedness occur prior to the Final Maturity Date, (B) in no event shall such Indebtedness have a shorter average life than the Loans hereunder, (C) in no event shall such Indebtedness contain terms and conditions (including, without limitation, with respect to the obligor and guarantors, if any, in respect of such Indebtedness, prepayment and redemption provisions, covenants, defaults, security, remedies and, if applicable, subordination provisions) materially less favorable to the Company and its Restricted Subsidiaries or to the Banks than the terms and conditions of (I) in the case of Indebtedness issued to the public or in accordance with Rule 144A or similar rule under the Securities Act of 1933, as amended, the Senior Notes, (II) in the case of other senior Indebtedness, this Agreement and the other Credit Documents, and (III) in the case of other Indebtedness, similar Indebtedness of the Company then outstanding or if no similar Indebtedness of the Company is then outstanding, the Senior Notes (in each case excluding the impact of market conditions on the interest rate and other economic terms) and
         (D) the Company shall have determined, with respect to the incurrence of such Indebtedness, that the Company and its Restricted Subsidiaries would have been in compliance, on Pro Forma Basis, with Sections 8.09,
         8.10 and 8.11 of this Agreement (any Indebtedness issued pursuant to this Section 8.04(h), "Additional Indebtedness"), provided further, that, the aggregate principal amount of any such Additional

         Indebtedness incurred directly by the Subsidiary Guarantors (taken as a whole), when added to the aggregate principal amount of Indebtedness incurred directly by the Subsidiary Guarantors (taken as a whole) pursuant to Section 8.04(j) shall not exceed $300,000,000 at any time outstanding;

                  (i) Indebtedness of the Company and its Restricted Subsidiaries constituting Permitted Refinancing Debt; and

                  (j) additional Indebtedness of the Company and its Restricted Subsidiaries (including, but not limited to, Non-Facility Letter of Credit Outstandings) not exceeding in an aggregate principal amount at any one time outstanding an amount equal to $150,000,000, provided that the aggregate principal amount of such Indebtedness incurred directly by the Subsidiary Guarantors (taken as a whole), when added to the aggregate principal amount of Additional Indebtedness incurred directly by the Subsidiary Guarantors (taken as a whole) pursuant to Section 8.04(h), shall not exceed $300,000,000 at any time outstanding.

                  8.05 Advances, Investments and Loans. The Company will not, and will not permit any of its Restricted Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except:

                  (a) the Company and its Restricted Subsidiaries may invest in cash and Cash Equivalents;

                  (b) the Company or any of its Restricted Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Company or such Restricted Subsidiary, as the case may be;

                  (c) the Company may make intercompany loans and advances to any Restricted Subsidiary, and any Restricted Subsidiary may make intercompany loans and advances to any other Restricted Subsidiary or the Company (collectively, "Intercompany Loans"), provided that (i) no Intercompany Loan may be made to an Excluded Foreign Restricted Subsidiary at any time if after giving effect to such Intercompany Loan the Net Investments in Excluded Foreign Restricted Subsidiaries would exceed $30,000,000, and (ii) no such Intercompany Loan may be made by the Company or a Wholly-Owned Restricted Subsidiary to an Excluded Domestic Restricted Subsidiary;

                  (d) so long as no Default or Event of Default exists or would result therefrom, the Company and its Restricted Subsidiaries may make loans and advances of cash to, or cash capital contributions in, any Unrestricted Subsidiary of the Company; provided that (i) the sum of
         (A) the aggregate amount of capital contributions made in, plus the aggregate principal amount of loans or advances outstanding at any one time made to, Unrestricted Subsidiaries after the Original Effective Date pursuant to this clause (d) (such amount, the "Unrestricted Subsidiary Investment Amount") plus (B) the Aggregate

         Conversion Amount at such time, shall not exceed the Unrestricted Subsidiary Investment Limit then in effect, and (ii) the Unrestricted Subsidiary receiving cash proceeds from such loan, advance or contribution shall utilize the entire amount of cash so received to effectuate an acquisition of assets or capital stock of a Person not an affiliate of the Company and its Subsidiaries (other than pursuant to a Permitted Restricted Subsidiary Conversion or a Permitted Restricted Asset Sale) or to develop the Business and to finance the working capital needs of such Unrestricted Subsidiary;

                  (e) the Company and its Restricted Subsidiaries shall be permitted to (i) make Permitted Acquisitions, (ii) engage in any transaction to the extent permitted by Section 8.02(e) and (iii) acquire and hold promissory notes issued by the purchasers of assets sold in accordance with Section 8.02(c) or 8.02(j);

                  (f) the Company and any of its Restricted Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (g) the Company or any Subsidiary Guarantor may acquire capital stock or other equity securities (or warrants, rights or options with respect thereto) issued by any other Restricted Subsidiary;

                  (h) Interest Rate Protection Agreements permitted by Section 8.06(e) shall be permitted;

                  (i) investments by the Company or Restricted Subsidiaries in
         (x) Subsidiary Guarantors, provided that if the Subsidiary Guarantor in which such investment is made is a newly-formed Subsidiary or a Partially-Owned Restricted Subsidiary newly designated as a Subsidiary Guarantor pursuant to Section 8.14(b)(x), all of the applicable provisions of Section 8.14 shall have been satisfied with respect to such Restricted Subsidiary, (y) Excluded Domestic Restricted Subsidiaries, provided that, the Company shall have determined, in connection with any such investment, that the Company and its Restricted Subsidiaries would have been in compliance, on a Pro Forma Basis, with Sections 8.09, 8.10 and 8.11 of this Agreement and (z) in Excluded Foreign Restricted Subsidiaries, provided that no investment in an Excluded Foreign Restricted Subsidiary may be made at any time if after giving effect to such investment the Net Investments in Excluded Foreign Restricted Subsidiaries would exceed $30,000,000;

                  (j) the Company and its Restricted Subsidiaries may make loans and advances to officers, employees and agents in the ordinary course of business (i) constituting travel advances or (ii) otherwise equal in the aggregate for the Company and its Restricted Subsidiaries, in the case of all loans and advances pursuant to this clause (ii), to no more than $10,000,000 at any one time outstanding less the principal amount of all Contingent Obligations then outstanding pursuant to Section 8.06(i);

                  (k) the Company may acquire obligations of, or make loans or advances to, one or more management investors in connection with such management investors' acquisition of shares of capital stock of the Company, provided that (x) the aggregate amount of cash actually advanced to all such management investors by the Company and its Restricted Subsidiaries shall not exceed $10,000,000 at any time, and
         (y) the aggregate principal amount of all such obligations, loans and advances shall not exceed $25,000,000 at any one time outstanding; and

                  (l) advances, investments and loans not otherwise permitted hereunder with an aggregate cost or principal amount, as the case may be, not to exceed $25,000,000 at any time outstanding.

                  8.06 Contingent Obligations. The Company will not, and will not permit any of its Restricted Subsidiaries to, contract, create, incur, assume or suffer to exist any Contingent Obligations, except:

                  (a) any Subsidiary Guarantor may become liable as guarantor with respect to any Indebtedness, obligation or liability of the Company or any other Subsidiary Guarantor to the extent that such Indebtedness, obligation or liability is otherwise permitted by this Agreement, provided that a Subsidiary Guarantor (x) may not guaranty any Subordinated Exchange Debentures and (y) may only guaranty Permitted Refinancing Debt if and to the extent either (A) it guarantied the indebtedness refinanced thereby or (B) such Subsidiary Guarantor would have guarantied the indebtedness refinanced thereby if it had been a Subsidiary of the Company while such indebtedness was outstanding;

                  (b) Contingent Obligations pursuant to the Guaranties;

                  (c) Contingent Obligations pursuant to the Additional Facility Documents and the 1999 Additional Facility Documents;

                  (d) Contingent Obligations in respect of the Letters of Credit;

                  (e) Contingent Obligations under Interest Rate Protection Agreements with respect to the Loans, loans incurred under the Additional Credit Agreement or any other floating rate Indebtedness of the Company and its Restricted Subsidiaries otherwise permitted by this Agreement;

                  (f) Contingent Obligations pursuant to the Contribution Agreement;

                  (g) Contingent Obligations of the Company outstanding on the Original Effective Date and listed on Part B of Annex V hereto ("Existing Contingent Obligations"), without giving effect to any subsequent extension, renewal or refinancing thereof;

                  (h) the Company may become liable as guarantor with respect to any Indebtedness, obligation or liability of any Subsidiary Guarantor to the extent that such Indebtedness, obligation or liability is otherwise permitted by this Agreement;

                  (i) the Company and its Restricted Subsidiaries may guaranty in the ordinary course of business loans and advances to officers, employees and agents so long as the aggregate principal amount of the loans and advances so guaranteed does not exceed $10,000,000 less the principal amount of all loans and advances outstanding pursuant to
         Section 8.05(j); and

                  (j) additional Contingent Obligations (including, without limitation, Contingent Obligations consisting of Non-Facility Letters of Credit and reimbursement obligations with respect thereto) not otherwise permitted hereunder not exceeding (for the Company and all of its Restricted Subsidiaries) in aggregate principal amount at any time outstanding an amount equal to the lesser of (x) $30,000,000 and (y) when added to the aggregate principal amount of Indebtedness outstanding under Section 8.04(j) at such time, $150,000,000.

                  8.07 Dividends, etc. The Company will not, and will not permit any of its Restricted Subsidiaries to, declare or pay any dividends (other than dividends payable solely in capital stock of such Person) or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, and the Company will not permit any of its Restricted Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of the Company or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock) (all of the foregoing "Dividends"), except that:

                  (a) the Company may pay regularly accruing dividends on each issuance of Preferred Stock through the issuance of additional shares of such Preferred Stock, provided that the Company may pay such regularly accruing dividends on its Preferred Stock in cash so long as no Default or Event of Default exists at such time or would result therefrom;

                  (b) any Subsidiary of the Company may pay Dividends to the Company or to any Wholly-Owned Restricted Subsidiary of the Company;

                  (c) any Partially-Owned Restricted Subsidiary may pay cash Dividends to its stockholders, provided that the Company and its Restricted Subsidiaries must receive at least their proportionate share of any Dividends paid by such Subsidiary;

                  (d) so long as no Default or Event of Default exists at such time or would result therefrom (x) the Company may issue its Subordinated Exchange Debentures in exchange for its Senior Preferred Stock in accordance with the terms thereof, (y) the Company may issue its Subordinated Exchange Debentures in exchange for its Series B Preferred Stock in accordance with the terms thereof and (z) the Company may issue its Subordinated Exchange Debentures in exchange for its Series C Preferred Stock in accordance with the terms thereof, provided that in each such case, the Company shall have determined, with respect to such issuance, that the Company and its Restricted Subsidiaries would have been in compliance, on a Pro Forma Basis, with Sections 8.09, 8.10 and 8.11 of this Agreement;

                  (e) the Company may exchange shares of its common stock in replacement for shares of outstanding Preferred Stock;

                  (f) the Company may issue Permitted Replacement Preferred Stock so long as either (x) such stock is issued in exchange for or (y) all of the proceeds from such issuance are used to redeem or repurchase, shares of outstanding Preferred Stock;

                  (g) the Company may redeem or repurchase shares of its common stock from management investors; provided that (x) no Default or Event of Default is then in existence or would arise therefrom and (y) the aggregate amount of all cash paid in respect of all such shares and equity interests so redeemed or repurchased does not exceed the sum of
         (i) $5,000,000 in any fiscal year or $15,000,000 in the aggregate after the Original Effective Date and (ii) the amount of cash proceeds received by the Company in respect of the issuance of common equity to management investors on or after the Original Effective Date;

                  (h) the Company and its Subsidiaries may enter into transactions permitted under Section 8.05(g);

                  (i) the Company and its Restricted Subsidiaries may acquire the capital stock of Unrestricted Subsidiaries in accordance with the provisions of this Agreement;

                  (j) so long as no Default or Event of Default exists at such time or would result therefrom, the Company may redeem or repurchase shares of its Preferred Stock at a price equal to the liquidation preference thereof plus accrued but unpaid dividends thereon and any applicable premium with respect thereto in exchange for, or with the proceeds of, Additional Preferred Stock and/or Indebtedness incurred under Sections 8.04(h) and/or 8.04(j) (it being understood and agreed that such redemption and/or repurchase need not occur contemporaneously with the issuance of such Additional Preferred Stock or Indebtedness);

                  (k) so long as no Default or Event of Default exists at such time or would result therefrom, the Company may declare and pay cash Dividends to the holders of its common stock (including, without limitation, repurchases of shares of its common stock), provided that
         (x) the aggregate amount of cash Dividends paid pursuant to this clause
         (k) during any fiscal year of the Company does not exceed $25,000,000 and (y) the Company shall have determined, in connection with such Dividend, that the Company and its

         Restricted Subsidiaries would have been in compliance, on a Pro Forma Basis, with Sections 8.09, 8.10 and 8.11 of this Agreement; and

                  (l) the Company may pay additional cash Dividends to the holders of its common stock so long as (x) no Default or Event of Default exists at such time or would result therefrom, (y) the Leverage Ratio at such time is less than 4.00:1.00 and (z) the Company shall have determined, in connection with such Dividend, that the Company and its Restricted Subsidiaries would have been in compliance, on a Pro Forma Basis, with Sections 8.09, 8.10 and 8.11 of this Agreement.

                  8.08 Transactions with Affiliates. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any Affiliate (other than the Company or any Restricted Subsidiary) other than on terms and conditions substantially as favorable to the Company or such Restricted Subsidiary as would be obtainable by the Company or such Restricted Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided that (i) the Company may pay management and transaction fees to KKR or its affiliates which have been disclosed in writing to the Banks prior to the Original Effective Date; (ii) the payment of transaction fees to KKR for the rendering of financial advice and services in connection with acquisitions, dispositions and financings by the Company and its Restricted Subsidiaries in amounts which are in accordance with past practices shall be permitted; (iii) loans and advances to officers, employees and agents in the ordinary course of business shall be permitted; (iv) customary fees may be paid to non-officer directors of the Company and/or its Restricted Subsidiaries; (v) the loans, advances and contributions made (or deemed made) in Unrestricted Subsidiaries in compliance with Section 8.05(d) shall be permitted; and (vi) transactions specifically permitted by the provisions of this Agreement to occur between the Company, its Restricted Subsidiaries and their respective Affiliates shall be permitted to the extent so otherwise specifically permitted.

                  8.09 Fixed Charge Coverage Ratio. The Company will not permit the ratio of (i) Consolidated EBITDA of the Company and its Restricted Subsidiaries to (ii) Consolidated Fixed Charges of the Company and its Restricted Subsidiaries, for any Test Period, to be less than 1.05 to 1.0.

                  8.10 Interest Coverage Ratio. The Company will not permit the ratio of (i) Consolidated EBITDA of the Company and its Restricted Subsidiaries to (ii) Consolidated Interest Expense of the Company and its Restricted Subsidiaries for any Test Period ending during a period listed below to be less than the ratio set forth opposite such period below:

                         Period                             Ratio
                         ------                             -----

             Original Effective Date to and including    1.80 to 1.00
                   December 31, 1999

             January 1, 2000 to and including            2.00 to 1.00

                         Period                             Ratio
                         ------                             -----

                   December 31, 2000

             January 1, 2001 to and including            2.25 to 1.00
                   December 31, 2001

             January 1, 2002 and thereafter              2.50 to 1.00

                  8.11 Leverage Ratio. The Company will not permit the ratio (the "Leverage Ratio") of (i) Consolidated Debt of the Company and its Restricted Subsidiaries at any date of determination thereof to (ii) Consolidated EBITDA of the Company and its Restricted Subsidiaries for the Test Period then last ended, to exceed, at any time during a period set forth below, the ratio set forth opposite such period below:

                         Period                             Ratio
                         ------                             -----

             Original Effective Date to and including    6.00 to 1.00
                   December 31, 1999

             January 1, 2000 to and including            5.50 to 1.00
                   December 31, 2000

             January 1, 2001 to and including            5.00 to 1.00
                   December 31, 2001

             January 1, 2002 and thereafter              4.50 to 1.00

                  8.12 Issuance of Stock. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, issue, sell, assign, pledge or otherwise encumber or dispose of any shares of its or such Restricted Subsidiary's preferred or preference stock or other redeemable equity securities (or warrants, rights or options to acquire shares of any of the foregoing) except:

                  (a) in the case of shares of capital stock of the Company and its Restricted Subsidiaries, to the extent permitted by Section 8.02, 8.03, 8.05, 8.07 or 8.13(b);

                  (b) issuances by Restricted Subsidiaries to the Company or to Wholly-Owned Restricted Subsidiaries; and

                  (c) issuances by the Company of additional preferred stock not otherwise permitted hereunder; provided that (A) in no event shall such preferred stock contain any provision requiring mandatory redemption or permitting any put with respect to all or any portion of such stock prior to the Final Maturity Date, (B) in no event shall such preferred stock contain terms and conditions (including, without limitation, pay-in-kind features, liquidation preferences, voting rights and exchange rights) materially less favorable to the Company and its Restricted Subsidiaries or to the Banks than the terms and conditions of the Existing Preferred Stock (excluding the impact of market conditions on the dividend rate and other economic terms) and
         (C) the Company shall have determined, in connection with such issuance, that the Company and its Restricted Subsidiaries would have been in compliance, on a Pro Forma Basis, with Sections 8.09, 8.10 and
         8.11 of this Agreement, provided that, for purposes of the calculation of compliance with Section 8.09, the ratio set forth in Section 8.09 shall be deemed to equal 1.25 to 1.0 (any Preferred Stock issued pursuant to this Section 8.12(c), "Additional Preferred Stock").

                  8.13 Modifications of Certain Agreements, etc. The Company will not, and will not permit any of its Subsidiaries to: (a) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms or provisions of the Senior Notes, the Additional Facility Documents, the 1999 Additional Facility Documents, the Preferred Stock, the Subordinated Exchange Debentures, any Additional Indebtedness, any Permitted Refinancing Debt, the Convertible Subordinated Debenture, the Canadian Borrower Management Agreement, the Voting Trust Agreement, the Shareholders Agreement, or any agreement related to any of the foregoing, provided that (i) Permitted Amendments may be made to the Senior Notes, the Additional Facility Documents, the 1999 Additional Facility Documents, the Preferred Stock, any Permitted Refinancing Debt, any Additional Indebtedness, any Subordinated Exchange Debenture, and the documents governing the terms of any of the foregoing and
(ii) amendments or modifications may be made to the Canadian Borrower Management Agreement which, in the aggregate or individually, would not adversely affect the interests of any Bank under this Agreement or the other Credit Documents (it being understood and agreed that the annual fee payable to K-III Directory Corporation or the Replacement Canadian Parent, if any, pursuant thereto may be amended or modified); or (b) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of any Subordinated Exchange Debentures, or any Permitted Refinancing Debt (to the extent issued to refinance Subordinated Exchange Debentures), provided that the Subordinated Exchange Debentures and any Permitted Refinancing Debt previously issued to refinance same may be (i) refinanced with (A) Additional Indebtedness (to the extent that such Additional Indebtedness would have qualified as Permitted Refinancing Debt in respect thereof if it had been issued contemporaneously with such refinancing) and/or Permitted Refinancing Debt or (B) the proceeds from a common equity issuance by the Company or an issuance by the Company of Additional Preferred Stock, in each case, after the Original Effective Date or (ii) exchanged for Additional Preferred Stock or non-redeemable common equity of the Company (it being understood and agreed that any refinancing of such Indebtedness need not occur contemporaneously with the issuance of such Additional Indebtedness, Additional Preferred Stock and/or common equity). In addition, the Company will not, and will not permit any of its Restricted Subsidiaries to, agree to modify, supplement, amend, rescind or otherwise alter the terms, conditions or provisions of its Certificate of Incorporation (including, without limitation, by the filing of any certificate of designation) or its By-Laws in any material respect, other than such modifications, supplements or amendments that would not materially adversely affect the interests of the Banks under this Agreement or the other Credit Documents.

                  8.14 Limitation on the Creation of Subsidiaries; Redesignation of Partially-Owned Restricted Subsidiaries. (a) Notwithstanding anything to the contrary contained in this Agreement, the Company shall not, and shall not permit any Subsidiary to, establish, create or acquire after the Original Effective Date any Subsidiary unless (w) such Subsidiary is an Unrestricted Subsidiary; (x) such Subsidiary is an Excluded Foreign Restricted Subsidiary;
(y) such Subsidiary is a Partially-Owned Restricted Subsidiary and at the time of creation or acquisition thereof, the Company shall have made a Non-Guarantor Designation with respect to such Partially-Owned Restricted Subsidiary in accordance with the terms hereof or (z) such Subsidiary is a Restricted Subsidiary (other than a Restricted Subsidiary of the type described in clauses
(x) or (y) above) and each such new Restricted Subsidiary becomes a party to the Subsidiary Guaranty by executing a Subsidiary Assumption Agreement in the form of Exhibit H hereto.

                  (b) At any time and from time to time, (x) the Company may redesignate any Excluded Domestic Restricted Subsidiary as a Subsidiary Guarantor by giving notice thereof to the Administrative Agent and by causing such Subsidiary to become a party to the Subsidiary Guaranty by executing a Subsidiary Assumption Agreement in the form of Exhibit H hereto, and (y) the Company may redesignate any Subsidiary Guarantor which is a Partially-Owned Restricted Subsidiary as an Excluded Domestic Restricted Subsidiary by making a Non-Guarantor Designation with respect to such Subsidiary in accordance with the terms hereof.

                  (c) At the time of the creation of any Subsidiary described in clause (z) of Section 8.14(a) and at the time of any redesignation pursuant to clause (x) of Section 8.14(b), each such new Subsidiary Guarantor shall execute and deliver, or cause to be executed and delivered, in each case to the extent not previously executed and delivered, all other relevant documentation of the type described in Section 5 as such new Subsidiary Guarantor would have had to deliver if such new Restricted Subsidiary had been a Restricted Subsidiary and a Subsidiary Guarantor on the Initial Borrowing Date.

                  (d) Notwithstanding anything to the contrary contained in this
Section 8.14 or elsewhere in this Agreement, in no event shall any Subsidiary of the Company guaranty any Indebtedness of the Company or any Wholly-Owned Subsidiary unless such Subsidiary is a party to the Subsidiary Guaranty; provided that, to the extent not prohibited by Section 8.04 hereof, (x) Excluded Foreign Restricted Subsidiaries may guaranty Indebtedness of other Excluded Foreign Restricted Subsidiaries and (y) Unrestricted Subsidiaries may guaranty Indebtedness of other Unrestricted Subsidiaries.

                  8.15 Limitation on Payments Under the Non-Compete Notes. The Company will not, and will not permit any of its Subsidiaries to, make any payment representing the principal of, or interest on, any Non-Compete Note at any time when any Default or Event of Default exists or would exist immediately after giving effect to such payment.

                  SECTION 9. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  9.01 Payments. (a) Either Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for five or more days, in the payment when due of any Unpaid Drawing, any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document or (b) any Guarantor shall default in the payment when due of any amount in respect of any payment of the type described in clause (a)(ii) above pursuant to its Guaranty, and such default shall continue for five or more days; or

                  9.02 Representations, etc. Any representation, warranty or statement made by either Borrower or any Subsidiary Guarantor herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  9.03 Covenants. The Company shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 7.08, 7.11(i), (iii) or (iv) or 8, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9.01, 9.02 or clause (a) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after notice to the defaulting party by the Administrative Agent or the Required Banks; or

                  9.04 Default Under Other Agreements. (a) The Company or any of its Restricted Subsidiaries shall (i) default in any payment with respect to any Indebtedness or Contingent Obligation (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness or Contingent Obligation was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or Contingent Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or Contingent Obligation (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness or Contingent Obligation to become due prior to its stated maturity; or (b) any Indebtedness or Contingent Obligation (other than the Obligations) of the Company or any of its Restricted Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof, provided that it shall not constitute an Event of Default pursuant to clause (a) or (b) of this Section
9.04 unless the principal amount of any one issue of such Indebtedness or Contingent Obligation exceeds $7,500,000 or the aggregate amount of all such Indebtedness and Contingent Obligations referred to in clauses (a) and (b) above exceeds $15,000,000 at any one time; or

                  9.05 Bankruptcy, etc. The Company or any of its Restricted Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company or any of its Restricted Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of the Company or any of its Restricted Subsidiaries; or the Company or any of its Restricted Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any of its Restricted Subsidiaries; or there is commenced against the Company or any of its Restricted Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or the Company or any of its Restricted Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any of its Restricted Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Company or any of its Restricted Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Company or any of its Restricted Subsidiaries for the purpose of effecting any of the foregoing; or

                  9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under
Section 412 of the Code; any Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA; any Plan shall have an Unfunded Current Liability; or the Company, any Restricted Subsidiary or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064,
4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or 4980 of
the Code; or the Company or any Restricted Subsidiary has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees (other than as required by Section 601 of ERISA); and (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability, on the part of the Company, any of its Restricted Subsidiaries or any ERISA Affiliate, which lien, security interest or liability will have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Company and its Restricted Subsidiaries taken as a whole; or

                  9.07 Guaranty. (a) Any Guaranty or any provision thereof shall cease to be in full force and effect, or any Guarantor thereunder or any Person acting on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such Guaranty or (b) except as otherwise provided in Section 9.01(b), any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the respective Guaranty, provided that in the case of Section 13 of the Subsidiary Guaranty, if the default constitutes a failure to perform or comply with any provision, covenant or agreement contained in Section 7 (other than Section 7.08) of this Agreement, such default shall continue unremedied for a period of at least 30 days after notice to the defaulting Guarantor by the Administrative Agent or the Required Banks; or

                  9.08 Judgments. One or more judgments or decrees shall be entered against the Company or any of its Restricted Subsidiaries involving a liability of $8,000,000 or more in the case of any one such judgment or decree or $20,000,000 or more in the aggregate for all such judgments and decrees for the Company and its Restricted Subsidiaries (not paid or to the extent not covered by insurance) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

                  9.09 Ownership. A Change of Control Event shall have occurred;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Banks, by written notice to the Company, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, the Letter of Credit Issuer or any Bank to enforce its claims against the Company, except as otherwise specifically provided for in this Agreement (provided that if an Event of Default specified in Section 9.05 shall occur with respect to the Company, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment (or the unutilized portion thereof) terminated, whereupon the Commitment of each Bank (or the unutilized portion thereof) shall forthwith terminate immediately and any Commitment Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; and (iv) direct the Company to pay (and the Company hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.05, to pay) to the Administrative Agent at the Payment Office such additional amounts of cash, to be held as security for the Company's reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding.

                  SECTION 10. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

                  "Additional Credit Agreement" shall mean the credit agreement, dated as of the date hereof, among the Company, various lending institutions, The Bank of New York and Bankers Trust Company, as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent, as amended, modified, supplemented or extended from time to time in accordance with the terms thereof and hereof.

                  "Additional Facility Amount" shall mean at any time, the aggregate commitments then outstanding under the Additional Credit Agreement, provided that, if at such time, the commitments under the Additional Credit Agreement shall have terminated "Additional Facility Amount" shall mean, at such time, the aggregate principal amount of loans outstanding under the Additional Credit Facility at such time.

                  "Additional Facility Documents" shall mean and include each of the documents and other agreements entered into by the Company or any of its Subsidiaries in connection with the Additional Credit Agreement (including, without limitation, the Additional Credit Agreement and any guaranty or guaranties relating thereto), as in effect on the Initial Borrowing Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Additional Indebtedness" shall have the meaning provided in
Section 8.04(h).

                  "Additional Preferred Stock" shall have the meaning provided in Section 8.12(c).

                  "Additional Tranche B Assumption Date" shall mean the date on which each Tranche B Assumption Agreement is delivered to the Administrative Agent after the Initial Tranche B Assumption Date pursuant to Section 1.13 of this Agreement.

                  "Adjusted Percentage" shall mean (x) at a time when no Bank Default exists, for each Bank such Bank's Tranche A Percentage and (y) at a time when a Bank Default exists (i) for each Bank that is a Defaulting Bank, zero and
(ii) for each Bank that is a Non-Defaulting Bank, the percentage determined by dividing such Bank's Tranche A Revolving Loan Commitment at such time by the Adjusted Total Tranche A Commitment at such time, it being understood that all references herein to Tranche A Revolving Loan Commitments and the Adjusted Total Tranche A Commitment at a time when the Total Tranche A Revolving Loan Commitment or Adjusted Total Tranche A Commitment, as the case may be, has been terminated shall be references to the Tranche A Revolving Loan Commitments or Adjusted Total Tranche A Commitment, as the case may be, in effect immediately prior to such termination, provided that (A) no Bank's Adjusted Percentage shall change upon the occurrence of a Bank Default from that in effect immediately prior to such Bank Default if, after giving effect to such Bank Default and any repayment of Tranche A Revolving Loans, Swingline Loans and Canadian Dollar Loans at such time pursuant to Section 4.02(a) or otherwise, the sum of (i) the aggregate outstanding principal amount of Tranche A Revolving Loans of all Non-Defaulting Banks plus (ii) the aggregate outstanding principal amount of Swingline Loans plus (iii) the Dollar Equivalent of the aggregate outstanding principal amount of Canadian Dollar

Loans plus (iv) the Letter of Credit Outstandings, exceeds the Adjusted Total Tranche A Commitment; (B) the changes to the Adjusted Percentage that would have become effective upon the occurrence of a Bank Default but that did not become effective as a result of the preceding clause (A) shall become effective on the first date after the occurrence of the relevant Bank Default on which the sum of
(i) the aggregate outstanding principal amount of the Tranche A Revolving Loans of all Non-Defaulting Banks plus (ii) the aggregate outstanding principal amount of Swingline Loans plus (iii) the Dollar Equivalent of the aggregate outstanding principal amount of Canadian Dollar Loans plus (iv) the Letter of Credit Outstandings is equal to or less than the Adjusted Total Tranche A Commitment; and (C) if (i) a Non-Defaulting Bank's Adjusted Percentage is changed pursuant to the preceding clause (B) and (ii) any repayment of such Bank's Tranche A Revolving Loans, or of Unpaid Drawings with respect to Letters of Credit or of Swingline Loans or Canadian Dollar Loans, that was made during the period commencing after the date of the relevant Bank Default and ending on the date of such change to its Adjusted Percentage must be returned to either Borrower as a preferential or similar payment in any bankruptcy or similar proceeding of such Borrower, then the change to such Non-Defaulting Bank's Adjusted Percentage effected pursuant to said clause (B) shall be reduced to that positive change, if any, as would have been made to its Adjusted Percentage if (x) such repayments had not been made and (y) the maximum change to its Adjusted Percentage would have resulted in the sum of the outstanding principal of Tranche A Revolving Loans made by such Bank plus such Bank's new Adjusted Percentage of the outstanding principal amount of Swingline Loans and Dollar Equivalent of Canadian Dollar Loans and of Letter of Credit Outstandings equaling such Bank's Tranche A Revolving Loan Commitment at such time.

                  "Adjusted Total Tranche A Commitment" shall mean at any time the Total Tranche A Revolving Loan Commitment less the aggregate Tranche A Revolving Loan Commitments of all Defaulting Banks.

                  "Adjusted Tranche A Commitment" for each Non-Defaulting Bank shall mean at any time the product of such Bank's Adjusted Percentage and the Adjusted Total Tranche A Commitment.

                  "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to Section 11.10.

                  "Affected Eurodollar Loan" shall have the meaning provided in
Section 4.02(h).

                  "Affected Period" shall mean, with respect to each Affected Transaction, the period commencing on the date occurring twelve months prior to the last day of the then most recently ended fiscal quarter of the Company and ending on the date such Affected Transaction is consummated.

                  "Affected Transaction" shall mean and include each of the following: (i) any transfer of assets to an Excluded Domestic Restricted Subsidiary in connection with a transaction permitted pursuant to Section 8.02(e), (ii) any Permitted Acquisition, (iii) any incurrence of Additional Indebtedness, (iv) any investment in an Excluded Domestic Restricted Subsidiary pursuant to Section 8.05(d), (v) any issuance of Subordinated Exchange Debentures, (vi) the payment of any Dividend as permitted by Section 8.07(k) or
(l), (vii) any issuance of Additional Preferred Stock, (viii) any Permitted Restricted Subsidiary Conversion or Non-Guarantor Designation and (ix) any designation of an Unrestricted Subsidiary as a Restricted Subsidiary pursuant to the definition of "Restricted Subsidiaries."

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                  "Aggregate Conversion Amount" shall mean, at any time, the sum of the Conversion Value Amount with respect to each Permitted Restricted Subsidiary Conversion consummated after the Original Effective Date but on or prior to the date of determination thereof.

                  "Aggregate Unutilized Revolving Loan Commitment" with respect to any Bank at any time shall mean the sum of (x) such Bank's Tranche A Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of all Tranche A Revolving Loans made by such Bank and (ii) such Bank's Adjusted Percentage of the Letter of Credit Outstandings at such time and (y) such Bank's Tranche B Revolving Loan Commitment at such time less the aggregate outstanding principal amount of all Tranche B Revolving Loans made by such Bank.

                  "Aggregate Unutilized Tranche A Commitment" of any Bank at any time shall mean the Aggregate Unutilized Revolving Loan Commitment of such Bank at such time without giving effect to clause (y) of the definition of Aggregate Unutilized Revolving Loan Commitment.

                  "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

                  "Applicable B Term Loan Margin" shall mean, at any time, (a) with respect to Base Rate Loans, the margin set forth below under the heading Applicable B Term Loan Base Rate Margin and (b) with respect to Eurodollar Loans, the margin set forth below under the heading Applicable B Term Loan Eurodollar Margin, in each case, opposite the ratio of (i) Consolidated Debt as of the last day of the most recent fiscal year or fiscal quarter in respect of which the Banks shall have received Section 7.01 Financials to (ii) Consolidated EBITDA for the Test Period ending on the last day of such fiscal year or fiscal quarter (it being understood that each Applicable B Term Loan Margin shall be in effect from the date the respective Section 7.01 Financials are required to be delivered to the Banks until the date the next such Section 7.01 Financials are required to be delivered to the Banks at which time the Applicable B Term Loan Margin shall be reset in accordance with the foregoing provisions of this definition):

                         Applicable B Term Loan      Applicable B Term Loan Base
                              Eurodollar                        Rate
Debt/EBITDA Ratio               Margin                          Margin
-----------------               ------                          ------

5.00:1 or Greater                2.75%                          1.75%

Less than 5.00:1                2.375%                         1.375%

; provided that (I) until delivery of the Section 7.01 Financials for the fiscal quarter ending September 30, 1999 the Applicable B Term Loan Margin shall be 2.75% for Eurodollar Loans and 1.75% for Base Rate Loans and (II) if (A) any
Section 7.01 Financials are not delivered when required (the "Late Section 7.01 Financials") and such Late Section 7.01 Financials establish that any Applicable B Term Loan Margin would have been increased or reduced to an amount set forth in the table above on the date that such Late Section 7.01 Financials were required to have been delivered (the "Required Delivery Date") and (B) a Borrower shall have made any interest payment during the period from the Required Delivery Date to the actual date of delivery of such Late Section 7.01 Financials based upon any such lower or higher Applicable B Term Loan Margin, then (x) in the case of actual payments based on any such lower Applicable B Term Loan Margin, the respective Borrower shall pay in the form of a supplemental interest payment, an amount which equals the difference between the amount of interest which would otherwise have been paid determined as if the Late Section 7.01 Financials were delivered on the Required Delivery Date and the amount of such interest so paid, which supplemental interest payment shall be due and payable on the date of delivery of the Late Section 7.01 Financials and (y) in the case of actual payments made based on such higher Applicable B Term Loan Margin, the Banks shall retain all such amounts so paid.

                  "Applicable Commitment Fee Percentage" shall mean 3/8 of 1%, provided that in the event that and for so long as the ratio of (i) Consolidated Debt as of the last day of the most recent fiscal year or fiscal quarter in respect of which the Banks shall have received Section 7.01 Financials to (ii) Consolidated EBITDA for the Test Period ending on the last day of such fiscal year or fiscal quarter is less than 4.50:1, then the Applicable Commitment Fee Percentage shall be 1/4 of 1% (it being understood that each Applicable Commitment Fee Percentage shall be in effect from the date the respective
Section 7.01 Financials are required to be delivered to the Banks until the date the next such Section 7.01 Financials are required to be delivered to the Banks at which time the Applicable Commitment Fee Percentage shall be reset in accordance with the foregoing provisions of this definition), provided further, that if (A) any Section 7.01 Financials are not delivered when required (the "Late Section 7.01 Financials") and such Late Section 7.01 Financials establish that the Applicable Commitment Fee Percentage would have been increased or reduced to a percentage set forth above on the date that such Late Section 7.01 Financials were required to have been delivered (the "Required Delivery Date") and (B) the Company shall have made any payment of Commitment Fees during the period from the Required Delivery Date to the actual date of delivery of such Late Section 7.01 Financials based upon any such lower or higher Applicable Commitment Fee Percentage, then (x) in the case of actual payments made based on any such lower Applicable Commitment Fee Percentage, the Company shall pay in the form of a supplemental Commitment Fee payment an amount which equals the difference between the amount of Commitment Fees which would otherwise have been paid determined as if the Late Section 7.01 Financials were delivered on the Required Delivery Date and the amount of such Commitment Fees so paid, which supplemental Commitment Fee payment shall be due and payable on the date of delivery of such Late Section

7.01 Financials and (y) in the case of actual payments made based on such higher Applicable Commitment Fee Percentage, the Banks shall retain all amounts so paid.

                  "Applicable Letter of Credit Fee Percentage" shall mean, at any time, the Applicable Margin then in effect for Eurodollar Loans less 1/4 of 1%.

                  "Applicable Margin" shall mean, at any time, (a) with respect to Base Rate Loans, the margin set forth below under the heading Applicable Base Rate Margin and (b) with respect to Eurodollar Loans, the margin set forth below under the heading Applicable Eurodollar Margin, in each case, opposite the ratio of (i) Consolidated Debt as of the last day of the most recent fiscal year or fiscal quarter in respect of which the Banks shall have received Section 7.01 Financials to (ii) Consolidated EBITDA for the Test Period ending on the last day of such fiscal year or fiscal quarter (it being understood that each Applicable Margin shall be in effect from the date the respective Section 7.01 Financials are required to be delivered to the Banks until the date the next such Section 7.01 Financials are required to be delivered to the Banks at which time the Applicable Margin shall be reset in accordance with the foregoing provisions of this definition):

                                      Applicable         Applicable Base
                                      Eurodollar               Rate
           Debt/EBITDA Ratio            Margin                Margin
           -----------------            ------                ------

5.50:1 or Greater                         1-1/2%            1/8 of 1%

Less than 5.50:1 but equal                1-1/8%                   0%
       to or greater than 5.00:1
Less than 5.00:1 but equal to or       7/8 of 1%                   0%
       greater than 4.50:1
Less than 4.50:1 but equal to or       5/8 of 1%                   0%
       greater than 4.00:1
Less than 4.00:1 1/2 of 1% 0%

; provided that if (A) any Section 7.01 Financials are not delivered when required (the "Late Section 7.01 Financials") and such Late Section 7.01 Financials establish that any Applicable Margin would have been increased or reduced to an amount set forth in the table above on the date that such Late
Section 7.01 Financials were required to have been delivered (the "Required Delivery Date") and (B) a Borrower shall have made any interest payment during the period from the Required Delivery Date to the actual date of delivery of such Late Section 7.01 Financials based upon any such lower or higher Applicable Margin, then (x) in the case of actual payments based on any such lower Applicable Margin, the respective Borrower shall pay in the form of a supplemental interest payment, an amount which equals the difference between the amount of interest which would otherwise have been paid determined as if the Late Section 7.01 Financials were delivered on the Required Delivery Date and the amount of such interest so paid, which supplemental interest payment shall be due and payable on the date of delivery of the Late Section 7.01 Financials and (y) in the case of actual payments made based on such higher Applicable Margin, the Banks shall retain all such amounts so paid.

                  "Appraisal Firm" shall mean an independent appraisal firm (which may be an investment banking firm of national recognition) selected by, and at the expense of, the Company and reasonably satisfactory to the Administrative Agent.

                  "Approved Fund" shall mean, with respect to any Bank, any fund or commingled investment vehicle that invests in loans and is managed or advised by the same investment advisor (or an affiliate of such investment advisor) as such Bank or an affiliate of such Bank.

                  "Asset Sale" shall mean any sale, transfer or other disposition by the Company or any of its Restricted Subsidiaries to any Person other than the Company or any Restricted Subsidiary of any asset (including, without limitation, any capital stock or other securities of another Person, but excluding any sale, transfer or other disposition by the Company of its capital stock) of the Company or such Restricted Subsidiary, including, without limitation, a Permitted Restricted Asset Sale and any sale, transfer or other disposition deemed made pursuant to a Permitted Restricted Subsidiary Conversion (other than (x) any sale, transfer or disposition of Cash Equivalents; (y) any sale, transfer or disposition permitted by Section 8.02(a), (e) or (h); and (z) for purposes of Sections 3.03(e), any sale, transfer or disposition of assets (other than capital stock or other securities of any Subsidiary) that results in Available Cash Proceeds (including Available Cash Proceeds of any related sale, transfer or disposition) of not in excess of $10,000,000).

                  "Authorized Officer" shall mean any officer of the Company designated as such in writing to the Administrative Agent by the Company, in each case to the extent reasonably acceptable to the Administrative Agent.

                  "Available Cash Proceeds" shall mean, with respect to any sale, lease, transfer or other disposition of assets, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such sale, lease, transfer or other disposition, other than the portion of such deferred payment constituting interest, and including any amounts received as disbursement or withdrawals from any escrow or similar account established in connection with any such sale, lease, transfer or other disposition, but, in either such case, only as and when so received; but excluding any portion of cash payments which the Company determines in good faith (x) should be reserved for post-closing adjustments (to the extent the Company delivers to the Banks a certificate signed by its chief financial officer, controller or chief accounting officer as to such determination) or (y) must be applied to repurchase Senior Notes pursuant to the Senior Note Documents (to the extent the Company delivers to the Banks a certificate signed by its chief financial officer, controller or chief accounting officer as to such determination), it being understood and agreed that on the date that all such post-closing adjustments have been determined and/or the date such repurchases shall be required to be effected, as the case may be, the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustments payable by the Company or any of its Subsidiaries or actual amount expended in connection with such repurchases, as the case may be, shall constitute Available Cash Proceeds on such date) received by the Company and/or any of its Subsidiaries from such sale, lease, transfer or other disposition.

                  "Bank" shall have the meaning provided in the first paragraph of this Agreement; provided that for purposes of references in this Agreement to Canadian Dollar Loans, "Bank" shall include the Canadian Lender.

                  "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing or to fund its portion of any assignment of Canadian Dollar Loans under Section 1.01(g) or to fund its portion of any unreimbursed payment under Section 2.05(c) or (ii) a Bank having notified the Administrative Agent and/or the Company that it does not intend to comply with the obligations under Section 1.01(b), 1.01(c), 1.01(e), 1.01(g) or 2.05(c), in the case of either (i) or (ii) as a result of the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority.

                  "Bankruptcy Code" shall have the meaning provided in Section 9.05.

                  "Base Rate" at any time shall mean (i) in the case of Canadian Dollar Loans, the Canadian Lender Prime Lending Rate as in effect from time to time and (ii) in the case of Loans other than Canadian Dollar Loans, the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate and (y) the Prime Lending Rate as in effect from time to time.

                  "Base Rate Loan" shall mean each Loan bearing interest at the rates provided in Section 1.08(a).

                  "BONY Term Loan Facility" shall mean the credit facility among the Company, various lending institutions and The Bank of New York, as Agent, providing for the making of term loans to the Company in an aggregate amount not to exceed $150,000,000 outstanding at any time, as same may have been modified, supplemented or amended from time to time pursuant to the terms thereof.

                  "Borrower" shall mean each of the Company and the Canadian Borrower.

                  "Borrowing" shall mean a borrowing of Loans under a single Tranche from all Banks having Commitments with respect to such Tranche (or (x) from Chase in the case of Swingline Loans and (y) from the Canadian Lender in the case of Canadian Dollar Loans) on a given date (or resulting from conversions on a given date), in each case, as required by the provisions of this Agreement, being of a single Type of Loans and having, in the case of Eurodollar Loans, the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

                  "B Term Loan" shall have the meaning provided in Section 1.01(h).

                  "B Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I hereto directly below the column entitled "B Term Loan Commitment," as same may be reduced from time to time pursuant to Sections 3.03 and/or 9.

                  "Business" shall mean and include the communications, information, education, publishing and/or media businesses.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) or (iii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close, (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market and
(iii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Canadian Dollar Loans, any day which is a Business Day described in clause (i) and which is also a day which is not in Toronto, Canada a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

                  "Canadian Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Canadian Borrower Management Agreement" shall mean the Management Agreement, dated as of March 9, 1994 between the Canadian Borrower and K-III Directory Corporation, as amended to the Original Effective Date and as further amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Canadian Dollar" and "Can.$" shall mean freely transferable lawful money of Canada.

                  "Canadian Dollar Loan" shall have the meaning provided in
Section 1.01(f).

                  "Canadian Lender" shall mean The Bank of Nova Scotia.

                  "Canadian Lender Prime Lending Rate" at any time shall mean the higher of (i) the rate per annum designated by the Canadian Lender from time to time (and in effect on such day) as its prime rate for Canadian Dollar commercial loans made in Canada and (ii) one-half of one percent (1/2%) plus the CDOR Rate from time to time (and in effect on such day), as advised by the Canadian Lender to the Canadian Borrower and the Administrative Agent from time to time. The Canadian Lender Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Canadian Lender may make commercial loans or other loans at rates of interest at, above or below the Canadian Lender Prime Lending Rate.

                  "Canadian Notice Office" shall mean the office of the Canadian Lender set forth as the Canadian Notice Office on Annex II hereto, or such other office as the Canadian Lender may designate to the Company, the Administrative Agent and the Banks from time to time.

                  "Canadian Payment Office" shall mean the office of the Canadian Lender set forth as the Canadian Payment Office on Annex II hereto, or such other office as the Canadian Lender may designate to the Company, the Administrative Agent and the Banks from time to time.

                  "Capital Expenditures" shall mean, for any period, any expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) by any Person during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the balance sheet of such Person.

                  "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Company or any of its Restricted Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

                  "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of
(x) any Bank, (y) any commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (z) any bank whose short-term commercial paper rating from Standard & Poor's Ratings Group ("S&P") is at least A-2 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-2 or the equivalent thereof (any such bank or Bank, an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within one year after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

                  "CDOR Rate" shall mean that annual rate of interest equal to the average "BA 1 Month" interest rates for Canadian Dollar denominated bankers' acceptances displayed and identified as such on the "Reuters Screen CDOR Page" (as defined in the International Swap and Derivatives Association, Inc. definitions, as modified and amended from time to time) as of

10:00 A.M., Toronto, Ontario local time on any particular day and, if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Canadian Lender after 10:00 A.M., Toronto, Ontario local time to reflect any error in a posted rate of interest or in the posted average annual rate of interest). If such rates are not available on the Reuters Screen CDOR Page on any particular day, then the CDOR Rate on that day shall be calculated as the arithmetic mean of the 30 day rates applicable to Canadian dollar denominated banker's acceptances quoted by four major Canadian Schedule I chartered banks as of 10:00 A.M., Toronto, Ontario local time on such day, or if such day is not a Business Day, then on the immediately preceding Business Day. The four major Canadian Schedule I chartered banks shall, unless the Canadian Borrower and the Canadian Lender otherwise agree, be The Toronto-Dominion Bank, The Bank of Nova Scotia, Royal Bank of Canada and Canadian Imperial Bank of Commerce. The arithmetic average of any rates or quotations to be calculated hereunder shall be rounded, if necessary, to the nearest 1/100,000 of one percent (.00001%), with five one millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation based on the CDOR Rate will be rounded to the nearest cent (with one-half of one cent rounded upwards).

                  "Change of Control Event" shall mean (a) any "Change of Control" or similar term as defined in the indentures governing the terms of the Senior Notes as in effect on the Initial Borrowing Date or in any agreement governing any Indebtedness incurred pursuant to Section 8.04(f), (h), (i) or
(j), (b) KKR or one or more Affiliates of KKR shall cease to own (directly or indirectly) at least 25% on a fully diluted basis of the economic and voting interest in the Company's common stock or (c) any Person or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 , as amended) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of more of the voting common stock of the Company than that owned (directly or indirectly) by KKR and its Affiliates.

                  "Chase" shall mean The Chase Manhattan Bank or any successor thereto by merger.

                  "Chase Revolving Credit Facility" shall mean the amended and restated credit facility among the Company, the Canadian Borrower, various lending institutions, Bank of America NT&SA, The Bank of New York, The Bank of Nova Scotia, Bankers Trust Company, Canadian Imperial Bank of Commerce and Societe Generale, as Co-Agents, and Chase, as Administrative Agent, providing for the making of revolving loans and the issuance of, and participation in, letters of credit in an aggregate amount not to exceed $670,000,000 outstanding at any time, as same may have been modified, supplemented or amended from time to time pursuant to the terms thereof.

                  "Chase Term Loan Facility" shall mean the credit facility among the Company, various lending institutions, Bank of America Illinois, The Bank of Nova Scotia, Chemical Bank, Midland Bank plc and The Industrial Bank of Japan, Limited, as Co-Agents, and Chase, as Administrative Agent, providing for the making of term loans in an aggregate amount not to exceed $150,000,000 outstanding at any time, as same may have been modified, supplemented or amended from time to time pursuant to the terms thereof.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

                  "Commitment" shall mean, at any time, for any Bank the sum of the Term Loan Commitment, B Term Loan Commitment, Tranche A Revolving Loan Commitment, and Tranche B Revolving Loan Commitment of such Bank at such time.

                  "Commitment Fee" shall have the meaning provided in Section 3.01(a).

                  "Company" shall have the meaning provided in the first paragraph of this Agreement.

                  "Company Guaranty" have the meaning provided in Section 5.01(e)(ii).

                  "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of all Capital Expenditures by the Company and its Restricted Subsidiaries at such time determined on a consolidated basis.

                  "Consolidated Current Assets" shall mean, at any time, the current assets (other than cash and Cash Equivalents, and deferred income taxes to the extent included in current assets) of the Company and its Restricted Subsidiaries at such time determined on a consolidated basis.

                  "Consolidated Current Liabilities" shall mean, at any time, the current liabilities of the Company and its Restricted Subsidiaries determined on a consolidated basis, but excluding (i) all short-term Indebtedness for borrowed money, (ii) the current portion of any long-term Indebtedness of the Company or its Restricted Subsidiaries, (iii) deferred income taxes, (iv) liabilities arising from cash overdrafts, and (v) liabilities arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, provided that such liabilities are extinguished within three Business Days of their incurrence; in each case to the extent included in current liabilities.

                  "Consolidated Debt" shall mean all Indebtedness of the Company and its Restricted Subsidiaries, determined on a consolidated basis, other than Indebtedness owing by the Company to any of its Restricted Subsidiaries or by any of the Company's Restricted Subsidiaries to the Company or any other Restricted Subsidiary of the Company, provided that, for purposes of this definition, (x) only the principal amount of Indebtedness outstanding under the Non-Compete Notes issued as of the date of determination (net of the amount of any reduction to the amounts owed under such Non-Compete Notes made in accordance with the terms of the Non-Competition Agreement referred to in the definition of Non-Compete Notes) shall be included and (y) Indebtedness of any Partially-Owned Restricted Subsidiary shall be included in Consolidated Debt in an aggregate amount equal to the percentage equity ownership of the Company in such Partially-Owned Restricted Subsidiary multiplied by the aggregate Indebtedness of such Partially-Owned Restricted Subsidiary.

                  "Consolidated EBITDA" shall mean, for any period, (A) the sum (without duplication) of the amounts for such period of (i) the net income (or loss) of the Company and its Restricted Subsidiaries on a consolidated basis for such period taken as a single accounting period, provided that, except as provided in clauses (I) through (III) below, there shall be excluded from Consolidated EBITDA (x) the net income (or loss) of all Unrestricted Subsidiaries and all Partially-Owned Restricted Subsidiaries for such period and
(y) all cash or other payments received during such period by the Company and its Restricted Subsidiaries from any Unrestricted Subsidiaries from dividends or distributions (including tax sharing payments), in each case to the extent otherwise included, (ii) provisions for taxes based on income, (iii) Consolidated Interest Expense, (iv) amortization or write-off of deferred financing costs, (v) losses on sales of assets (excluding sales in the ordinary course of business) and other extraordinary losses, (vi) non-cash amounts charged as compensation for "phantom stock" arrangements, (vii) all non-cash interest expense not included in the foregoing clause (vi), (viii) depreciation expense and (ix) amortization expense, in the case of each of clauses (ii) through (ix) above to the extent deducted in determining net income (or loss) pursuant to clause (i) above for such period, less (B) the amount for such period of gains on sales of assets (excluding sales in the ordinary course of business) and other extraordinary gains, in each case, to the extent included in determining net income (or loss) pursuant to clause (A)(i) above for such period, all as determined on a consolidated basis; provided, however, that (I) for purposes of Section 8.11 and the definitions of Applicable Margin and Applicable Commitment Fee Percentage, (1) there shall be included in determining Consolidated EBITDA for any period (x) the net income (or loss) of any person, business, property or asset (other than an Unrestricted Subsidiary) acquired and not subsequently sold or otherwise disposed of (but not including the net income (or loss) of any related person, business, property or assets to the extent not so acquired) by the Company or one of its Restricted Subsidiaries during such period (each such person, business, property or asset acquired and not subsequently disposed of, an "Acquired Entity or Business"), and the net income (or loss) of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a "Converted Restricted Subsidiary"), in each case based on the actual net income (or loss) of such Acquired Entity or Business or Converted Restricted Subsidiary for the entire period (including the portion thereof occurring prior to such acquisition or conversion) and (y) an increase in respect of each Acquired Entity or Business acquired during such period equal to the cost adjustment amount applicable to the relevant period determined by the Company to represent the savings secured by the Company in connection with its reduction of salary and other employment expenses and lease and other contractual expenses with respect to such Acquired Entity or Business and (2) there shall be excluded in determining Consolidated EBITDA for any period the net income (or loss) of any person, business, property or asset (other than an Unrestricted Subsidiary) sold or disposed of by the Company or one of its Restricted Subsidiaries during such period (each such person, business, property or asset so sold or disposed of, a "Sold Entity or Business"), and the net income (or loss) of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a "Converted Unrestricted

Subsidiary"), in each case based on the actual net income (or loss) of such Sold Entity or Business or Converted Unrestricted Subsidiary for the entire period (including the portion thereof occurring prior to such sale, disposition or conversion), (II) for purposes of this definition, subject to clause (III) below, there shall be included or excluded any of the items described in the above clauses (A) and (B) attributable to a Partially-Owned Restricted Subsidiary, but only to the extent of the equity percentage ownership of the Company in such Partially-Owned Restricted Subsidiary and (III) in the event the aggregate portion of Consolidated EBITDA for any period attributable to Partially-Owned Restricted Subsidiaries (the "Limited EBITDA Component") exceeds an amount equal to 15% of the aggregate amount of Consolidated EBITDA of the Company and its Restricted Subsidiaries for such period, the Limited EBITDA Component (and accordingly Consolidated EBITDA), in each case, for such period, shall be reduced such that the Limited EBITDA Component for such period equals 15% of the aggregate amount of such Consolidated EBITDA for such period.

                  "Consolidated Fixed Charges" shall mean, for any period, the sum, without duplication, of the amounts for such period of (i) Consolidated Interest Expense, plus consolidated cash Dividend expense payable in respect of all Preferred Stock and common stock of the Company, (ii) provisions for taxes based on income other than (x) changes in deferred taxes, (y) taxes on gains resulting from sales of assets (other than sales in the ordinary course of business) and (z) taxes on gains on extraordinary items, (iii) Consolidated Capital Expenditures paid in cash, (iv) scheduled payments on Indebtedness for borrowed money (including the Term Loans, the B Term Loans and the loans outstanding under the Additional Credit Agreement and the 1999 Additional Credit Agreement but excluding the Revolving Loans) and on the Non-Compete Notes (other than, in the case of any payments referred to in this clause (iv), any interest payments to the extent included in Consolidated Interest Expense), and (v) the Net Maximum Exposure Reduction, if positive, for such period; all as determined on a consolidated basis for the Company and its Restricted Subsidiaries; provided that for purposes of this definition, fixed charges of the type referred to in clauses (i)-(v) above of any Partially-Owned Restricted Subsidiary shall be included in Consolidated Fixed Charges in an aggregate amount equal to the percentage equity ownership of the Company in such Partially-Owned Restricted Subsidiary multiplied by the fixed charges of the type referred to above of such Partially-Owned Restricted Subsidiary for the respective period.

                  "Consolidated Interest Expense" shall mean, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP but excluding non-cash interest expenses) of the Company and its Restricted Subsidiaries determined on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Restricted Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs (i.e., costs minus benefits) under Interest Rate Protection Agreements, but excluding, however, amortization of deferred financing costs to the extent included in total interest expense, all as determined on a consolidated basis; provided that for purposes of this definition, interest expense of the type referred to above of any Partially-Owned Restricted Subsidiary shall be included in Consolidated Interest Expense in an aggregate amount equal to the percentage equity ownership of the

Company in such Partially-Owned Restricted Subsidiary multiplied by the interest expense of the type referred to above of such Partially-Owned Restricted Subsidiary for the respective period.

                  "Contingent Obligations" shall mean as to any Person (i) any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof and (ii) any Interest Rate Protection Agreement; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Contribution Agreement" shall have the meaning provided in
Section 5.01(h).

                  "Conversion Value Amount" shall have the meaning set forth in the definition of Permitted Restricted Subsidiary Conversion.

                  "Convertible Subordinated Debenture" shall mean the debenture issued by the Canadian Borrower to K-III Directory Corporation, convertible into shares of the Canadian Borrower's common stock at the option of K-III Directory Corporation, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Copyrights" shall have the meaning provided in
Section 6.14(a).

                  "Credit Documents" shall mean this Agreement, any Notes to the extent issued, the Guaranties and the Contribution Agreement.

                  "Credit Event" shall mean the making of a Loan or the issuance of a Letter of Credit.

                  "Credit Party" shall mean the Company, the Canadian Borrower and each Subsidiary Guarantor.

                  "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

                  "Dividends" shall have the meaning provided in Section 8.07.

                  "Dollar Equivalent" shall mean, at any time of determination thereof, the amount of U.S. Dollars which could be purchased with the same amount of Canadian Dollars involved in such computation at the spot exchange rate therefor as published in the New York edition of The Financial Times on the date two Business Days prior to the date of any determination thereof for purchase on such date, provided that if the New York edition of The Financial Times is not published on such date, reference shall be made to such rate as set forth in the most recently published New York edition of The Financial Times, provided further, that if at any time the New York edition of The Financial Times ceases to publish such exchange rates, the Dollar Equivalent shall be the amount of U.S. Dollars which could be purchased with the amount of Canadian Dollars involved in such computation at the spot rate therefor as quoted by the Administrative Agent at approximately 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

                  "EBITDA" shall mean, for any Restricted Subsidiary or business, for any period, the portion of Consolidated EBITDA attributable to such Restricted Subsidiary or business.

                  "Environmental Law" shall mean any federal, state, provincial or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to the environment, health, safety or Hazardous Materials.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Company or any Subsidiary of the Company would be deemed to be a "single employer" within the meaning of Section 414(b), (c), (m) or (o) of the Code.

                  "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(b).

                  "Eurodollar Rate" shall mean with respect to each Interest Period for a Eurodollar Loan, (i) the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the interbank Eurodollar market by each Reference Bank (or by the Canadian Lender in the case of Canadian Dollar Loans) for U.S. dollar deposits (or Canadian Dollar deposits in the case of Canadian Dollar Loans) of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of such Reference Bank (or the Canadian

Lender, as the case may be) for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if one or more of the Reference Banks fails to provide the Administrative Agent with its aforesaid rate, then the Eurodollar Rate in respect of Loans shall be determined based on the rate or rates provided to the Administrative Agent by the other Reference Banks or Bank.

                  "Event of Default" shall have the meaning provided in Section
9.

                  "Excess Cash Flow" shall mean, for any period, the remainder of (x) the sum of (i) Consolidated EBITDA for such period and (ii) the decrease, if any, in Working Capital from the first day to the last day of such period, minus (y) the sum of (i) the amount of Consolidated Fixed Charges for such period (but in the case of Consolidated Capital Expenditures included therein, only to the extent such expenditures are not financed by Indebtedness (other than Loans hereunder)) and (ii) the increase, if any, in Working Capital from the first day to the last day of such period, provided that in calculating the amount referred to in clause (x)(ii) or (y)(ii) above, as the case may be, (A) for any period during which the Company and/or any of its Restricted Subsidiaries have consummated an Asset Sale pursuant to Section 8.02(c) or a Permitted Acquisition, the portion of the change in Working Capital for such period attributable to the entity or business sold or purchased shall be based
(x) in the case of an Asset Sale, on the change in Working Capital attributable to the entity or business sold from the first day of such period to the date of the consummation of such sale and (y) in the case of an acquisition, on the change in Working Capital attributable to the entity or business acquired from the date of consummation of such acquisition to the last day of such period and
(B) Working Capital shall only include the assets and liabilities of a Partially-Owned Restricted Subsidiary to the extent of the percentage equity interest of the Company in such Partially-Owned Restricted Subsidiary.

                  "Excess Cash Flow Amount" shall mean an amount which initially shall be zero and which shall be (i) increased on the date of delivery of
Section 7.01 Financials in respect of the first three fiscal quarters in each year of the Company (commencing with the fiscal quarter ended June 30, 1996) by an amount (if positive) equal to 75% of Excess Cash Flow for the fiscal quarter in respect of which such Section 7.01 Financials are delivered, provided that in the event that Excess Cash Flow for the first and/or second fiscal quarter in any fiscal year is negative, then for purposes of this clause (i) the Excess Cash Flow for the third fiscal quarter in such fiscal year shall be deemed to be reduced by the amount of such negative Excess Cash Flow for such first and/or second quarter, and (ii) increased on the date of delivery of Section 7.01 Financials in respect of each fiscal year of the Company by an amount (if positive) equal to 75% of the Excess Cash Flow for such fiscal year less an amount (if any) equal to the aggregate amount by which the Excess Cash Flow Amount was increased pursuant to clause (i) above in respect of the first, second and third quarters in such fiscal year.

                  "Excluded Domestic Restricted Subsidiary" shall mean any Partially-Owned Restricted Subsidiary with respect to which the Company shall have made a Non-Guarantor Designation in accordance with the provisions hereof.

                  "Excluded Foreign Restricted Subsidiaries" shall mean (i) Daily Racing Form of Canada Ltd., a Canada corporation, (ii) Admirefruit Limited, a U.K. corporation, (iii) Canadian Red Book, Inc., a Canada corporation, (iv) the Canadian Borrower and (v) each Restricted Subsidiary of the Company established, created or acquired after the Original Effective Date which is incorporated in a jurisdiction outside the United States, except to the extent the requirements set forth in clause (z) of 8.14(a), and Section 8.14(c), are satisfied with respect to such Subsidiary.

                  "Existing Contingent Obligations" shall have the meaning provided in Section 8.06(g).

                  "Existing Credit Agreements" shall mean and include each of the Chase Revolving Credit Facility, the Chase Term Loan Facility and the BONY Term Loan Facility.

                  "Existing Debt" shall have the meaning provided in Section 8.04(d).

                  "Existing Indebtedness Agreements" shall have the meaning provided in Section 5.01(i).

                  "Existing Preferred Stock" shall include preferred stock of the Company issued prior to the Restatement Effective Date and listed on Annex VI hereto, without giving effect to any extension or replacement thereof, as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Facing Fee" shall have the meaning provided in Section
3.01(c).

                  "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

                  "Fees" shall mean (i) all amounts payable pursuant to, or referred to in, Section 3.01 and (ii) all other fees payable to the Administrative Agent or any Bank as may be agreed to from time to time between the Company and the Administrative Agent or such Bank, as the case may be.

                  "Final Maturity Date" shall mean July 31, 2004.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to Section 12.07(a).

                  "Guarantor" shall mean the Company and each Subsidiary Guarantor.

                  "Guaranty" shall mean the Company Guaranty and the Subsidiary Guaranty.

                  "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law.

                  "Indebtedness" of any Person shall mean without duplication
(i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services payable to the sellers thereof or any of such seller's assignees which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person and (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, provided that Indebtedness shall not include (x) trade payables and accrued expenses, in each case arising in the ordinary course of business and (y) any obligations under Interest Rate Protection Agreements.

                  "Information Memorandum" shall mean the Confidential Information Memorandum dated February, 1999 and distributed to the Banks prior to the Restatement Effective Date.

                  "Initial Borrowing Date" shall mean May 31, 1996.

                  "Initial Tranche B Assumption Date" shall mean the date on which the first Tranche B Assumption Agreement is delivered to the Administrative Agent pursuant to Section 1.13 of this Agreement.

                  "Intellectual Property" shall have the meaning provided in
Section 6.14(b).

                  "Intercompany Loan" shall have the meaning provided in Section 8.05(c).

                  "Interest Period" with respect to any Eurodollar Loan, shall mean the interest period applicable thereto, as determined pursuant to Section 1.09.

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in interest rates.

                  "KKR" shall mean Kohlberg Kravis Roberts & Co., a Delaware limited partnership.

                  "Leasehold" of any Person means all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Letter of Credit" shall have the meaning provided in Section 2.01(a).

                  "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                  "Letter of Credit Issuer" shall mean Chase.

                  "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

                  "Letter of Credit Request" shall have the meaning provided in
Section 2.03(a).

                  "Leverage Ratio" shall have the meaning provided in Section 8.11.

                  "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

                  "Loan" shall mean each and every Loan made by any Bank hereunder, including Term Loans, B Term Loans, Tranche A Revolving Loans, Tranche B Revolving Loans, Canadian Dollar Loans and Swingline Loans.

                  "Mandatory Borrowing" shall have the meaning provided in
Section 1.01(e).

                  "Margin Stock" shall have the meaning provided in Regulation
U.

                  "Maximum Canadian Dollar Amount" shall mean $40,000,000.

                  "Maximum Exposure" shall mean, for any period, an amount equal to the maximum amount of the sum of (i) the principal amount of all outstanding Revolving Loans, (ii) the principal amount of all outstanding Swingline Loans,
(iii) the Dollar Equivalent of the principal amount of all outstanding Canadian Dollar Loans and (iv) the Letter of Credit Outstandings, at any one time during such period.

                  "Maximum Swingline Amount" shall mean $40,000,000.

                  "Minimum Borrowing Amount" shall mean (i) for Term Loans, $3,000,000; (ii) for B Term Loans, $3,000,000; (iii) for Revolving Loans, $3,000,000; (iv) for Canadian Dollar Loans, Can. $50,000; and (v) for Swingline Loans, $500,000.

                  "Minimum Retention Amount" shall mean, at any time, $10,000,000 multiplied by a fraction (i) the numerator of which shall be the sum of the outstanding Term Loans, and B Term Loans plus the Total Revolving Loan Commitment at such time and (ii) the denominator of which shall be the sum of $1,250,000,000 plus the Total Tranche B Revolving Loan Commitment at such time.

                  "Net Cash Proceeds" shall mean, with respect to any Asset Sale, the Available Cash Proceeds resulting therefrom net of (a) cash expenses of sale (including payment of principal, premium and interest of Indebtedness specifically relating to the assets sold in such Asset Sale, relocation expenses and severance and shutdown costs) and (b) taxes paid or payable as a result thereof over and above the taxes which would otherwise have been payable in the absence of such Asset Sale, provided that in the case of an Asset Sale by a Partially-Owned Restricted Subsidiary, "Net Cash Proceeds" shall be the amount as determined above in this definition multiplied by the percentage of the capital stock of such Subsidiary owned, directly or indirectly, by the Company.

                  "Net Investments in Excluded Foreign Restricted Subsidiaries" shall mean the remainder of (i) the sum of (x) the aggregate value of all businesses, properties and assets transferred by the Company and/or its Restricted Subsidiaries (other than Excluded Foreign Restricted Subsidiaries) to Excluded Foreign Restricted Subsidiaries after the Original Effective Date, (y) the aggregate outstanding principal amount of all Intercompany Loans made to Excluded Foreign Restricted Subsidiaries by the Company and/or its Restricted Subsidiaries (other than Excluded Foreign Restricted Subsidiaries) after the Original Effective Date and (z) the aggregate amount of all investments by the Company and its Restricted Subsidiaries (other than Excluded Foreign Restricted Subsidiaries) in Excluded Foreign Restricted Subsidiaries after the Original Effective Date, minus (ii) the sum of (x) the aggregate value of all businesses, properties and assets transferred by Excluded Foreign Restricted Subsidiaries to the Company and/or its Restricted Subsidiaries (other than Excluded Foreign Restricted Subsidiaries) after the Original Effective Date and (y) the aggregate amount of all cash dividends and other cash distributions on common stock paid by Excluded Foreign Restricted Subsidiaries to the Company and its Restricted Subsidiaries (other than Excluded Foreign Restricted Subsidiaries) after the Original Effective Date.

                  "Net Maximum Exposure Reduction" shall mean, for any period, the Maximum Exposure during such period less the sum of (i) the Total Revolving Loan Commitment on the last day of such period, and (ii) an amount equal to the aggregate amount of reductions to the

Total Tranche A Revolving Loan Commitment and the Total Tranche B Revolving Loan Commitment during such period pursuant to Section 3.03(e).

                  "1999 Additional Credit Agreement" shall mean the credit agreement, dated as of March 11, 1999, among the Company, various lending institutions, The Bank of New York and Bankers Trust Company, as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent, as amended, modified, supplemented or extended from time to time in accordance with the terms thereof and hereof.

                  "1999 Additional Facility Documents" shall mean and include each of the documents and other agreements entered into by the Company or any of its Subsidiaries in connection with the 1999 Additional Credit Agreement (including, without limitation, the 1999 Additional Credit Agreement and any guaranty or guaranties relating thereto), as in effect on the Restatement Effective Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Non-Compete Notes" shall mean the promissory notes issued by K-III Holdings Corporation III pursuant to the Non-Competition Agreement, dated as of June 17, 1991, among PRIMEDIA Holdings, Inc. (f/k/a K-III Holdings Corporation III), News America Holdings Incorporated and the other parties thereto in an aggregate principal amount not to exceed $50,000,000, as such notes may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Non-Defaulting Bank" shall mean each Bank other than a Defaulting Bank.

                  "Non-Facility Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate maximum amount available to be drawn (regardless of whether any conditions for drawing could then be met) under all outstanding Non-Facility Letters of Credit and (ii) the aggregate amount of all Non-Facility Unpaid Drawings.

                  "Non-Facility Letters of Credit" shall mean each letter of credit (other than any Letter of Credit issued pursuant to this Agreement) issued for the account of the Company or any of its Restricted Subsidiaries, provided that the reimbursement obligations of the Company or such Restricted Subsidiary with respect to such letter of credit may be secured only to the extent permitted by Section 8.03(q).

                  "Non-Facility Unpaid Drawings" shall mean all amounts paid or disbursed by the issuers of Non-Facility Letters of Credit which have not been reimbursed.

                  "Non-Guarantor Designation" shall mean and include each of (x) the designation by the Company of any newly created or acquired Partially-Owned Restricted Subsidiary and (y) the redesignation of any existing Partially-Owned Restricted Subsidiary which is a Subsidiary Guarantor, in each case, as an Excluded Domestic Restricted Subsidiary by delivery of a written notice to the Administrative Agent of such designation or redesignation, as the case may be; provided that the Company may only make a Non-Guarantor Designation hereunder if, at the time of such designation (i) no Default or Event of Default exists or would result therefrom and (ii) the Company shall have determined, with respect to such designation, that the Company and its Restricted Subsidiaries would have been in compliance, on a Pro Forma Basis, with Sections 8.09, 8.10 and 8.11 of this Agreement.

                  "Note" shall mean and include each promissory note, in the form agreed by the Company and the Administrative Agent prior to the Original Effective Date (or, in the case of B Term Loans, prior to the Restatement Effective Date), to the extent issued pursuant to Section 1.05(b) hereof.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                  "Notice of Conversion" shall have the meaning provided in
Section 1.06.

                  "Notice Office" shall mean the office of the Administrative Agent at 270 Park Avenue, New York, New York 10017, or such other office as the Administrative Agent may designate to the Company and the Banks from time to time.

                  "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Administrative Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

                  "Original Credit Agreement" shall have the meaning provided in the first Whereas clause of this Agreement.

                  "Original Effective Date" shall mean May 28, 1996.

                  "Original Final Maturity Date" shall mean June 30, 2004.

                  "Partially-Owned Restricted Subsidiary" shall mean any Restricted Subsidiary of the Company to the extent that the Company and its Wholly-Owned Restricted Subsidiaries shall own less than 100% of the capital stock of such Restricted Subsidiary.

                  "Participant" shall have the meaning provided in Section 2.05(a).

                  "Payment Office" shall mean the office of the Administrative Agent at 270 Park Avenue, New York, New York 10017, or such other office as the Administrative Agent may designate to the Company and the Banks from time to time.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permitted Acquisition" shall have the meaning provided in
Section 8.02(g).

                  "Permitted Amendments" shall mean, to any amendment or supplement to or waiver of the documents governing or evidencing (x) any issue of Indebtedness which does not (i) add, directly or indirectly, any new covenant, event of default, collateral requirement or repay-ment requirement (including pursuant to any put arrangement), (ii) modify in any manner materially adverse to the issuer or guarantors thereof any existing covenant, event of default, collateral requirement or repayment requirement (including any shortening or any amortization requirements), (iii) increase the interest rate thereon or modify in any manner the time or manner of payment of such interest (including any option or right to pay such interest in kind), (iv) modify any of the subordination provisions or (v) contain any provision which, in the opinion of the Administrative Agent, is materially adverse to the interests of the Banks, (y) any issue of Preferred Stock which does not (i) add, directly or indirectly, any new covenant, default, voting, redemption, exchange or put provision, (ii) modify in any manner adverse to the issuer thereof any existing covenant, default, voting, redemption, exchange or put provision, (iii) increase the dividend rate thereon or modify in any manner the time or manner of payment of such dividends (including any option or right to pay such dividends in kind) or (iv) contain any provision which, in the opinion of the Administrative Agent, is materially adverse to the interests of the Banks or (z) the sole effect of which is to (i) delete covenants or events of default and/or
(ii) add to, or increase existing, exceptions to the covenants contained therein, or waive any of the covenants contained therein or any rights of the holders of such Indebtedness or Preferred Stock, as the case may be, set forth therein.

                  "Permitted Liens" shall have the meaning provided in Section 8.03(c).

                  "Permitted Refinancing Debt" shall mean Indebtedness issued in connection with a refinancing of any or all of the Existing Debt, the Subordinated Exchange Debentures, any Additional Indebtedness or any other Permitted Refinancing Debt; provided that (i) such Indebtedness has a longer average life than the Indebtedness being refinanced and (ii) such Indebtedness, and the agreements and other documents entered into by the Company and/or any of its Restricted Subsidiaries in connection therewith shall contain terms and conditions (including, without limitation, with respect to the obligor and guarantors, if any, in respect of such Indebtedness, amortization schedules, interest rates, redemption provisions, covenants, defaults, security, remedies and, if the Indebtedness so refinanced is subordinated to any other Indebtedness of the Company or its Restricted Subsidiaries, subordination provisions) not materially less favorable to the Company and its Restricted Subsidiaries or to the Banks than the terms and conditions of the Indebtedness so refinanced (excluding, for purposes of this clause (ii), the impact of market conditions on the interest rate and other economic terms).

                  "Permitted Replacement Preferred Stock" shall mean preferred stock of the Company issued in connection with the replacement and cancellation of any outstanding Preferred Stock; provided that such preferred stock and the agreements, certificates of designation and other documents entered into by the Company in connection therewith shall contain terms and conditions (including, without limitation, dividend rates, pay-in-kind features, redemption provisions, put rights, liquidation preferences, voting rights and exchange rights) not materially less favorable to the Company or to the Banks than the terms and conditions of the preferred stock being replaced (excluding the impact of market conditions on the dividend rate and other economic terms), as such preferred stock may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Permitted Restricted Asset Sale" shall mean any sale, transfer or other disposition by the Company or any of its Restricted Subsidiaries (other than the Canadian Borrower) to any Unrestricted Subsidiary of any asset (including, without limitation, any capital stock or other securities of another Person, but excluding any sale, transfer or other disposition by the Company of its capital stock) of the Company or such Restricted Subsidiary; provided that the Company or such Restricted Subsidiary shall only be permitted to effectuate a Permitted Restricted Asset Sale so long as (i) no Default or Event of Default exists or would result therefrom, (ii) the Company shall have delivered to the Administrative Agent the opinion of value of an Appraisal Firm to the extent required by Section 8.02(c) and (iii) the Company shall have, or shall have caused such Restricted Subsidiary to have, complied with the other terms and conditions of Section 8.02(c) or (j), as the case may be.

                  "Permitted Restricted Subsidiary Conversion" shall mean the redesignation by the Company of a Restricted Subsidiary (other than the Canadian Borrower) of the Company as an Unrestricted Subsidiary of the Company pursuant to a written notice to the Administrative Agent and the Banks; provided that any such redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary shall be deemed to constitute a sale of all of the assets of the respective Restricted Subsidiary for all purposes of this Agreement; provided further, that the Company shall only be permitted to effectuate a Permitted Restricted Subsidiary Conversion so long as (i) no Default or Event of Default exists or would result therefrom, (ii) the Company shall have delivered to the Administrative Agent the opinion of value of management of the Company or, to the extent required by Section 8.02(c), the Appraisal Firm required by such Section (the value set forth in any such opinion, the "Conversion Value Amount"), (iii) the Company shall have complied with the other terms and conditions of Section 8.02(c) or (j), as the case may be, (iv) the Aggregate Conversion Amount at such time, when added to the Unrestricted Subsidiary Investment Amount at such time shall not exceed the Unrestricted Subsidiary Investment Limit then in effect, and (v) the Company shall have determined, with respect to such conversion, that the Company and its Restricted Subsidiaries would have been in compliance, on a Pro Forma Basis, with Sections 8.09, 8.10 and 8.11 of this Agreement.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any multiemployer or single-employer plan, as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Company, any Restricted Subsidiary or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Company, any Restricted Subsidiary or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Preferred Stock" shall mean and include the Existing Preferred Stock and, once issued, any Additional Preferred Stock and any Permitted Replacement Preferred Stock.

                  "Prescribed Forms" shall mean such duly executed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of (a) an income tax treaty between the United States and the country of residence of the Bank providing the form(s) or statement(s), (b) the Code, or (c) any applicable rule or regulation under the Code, permit the Company to make payments hereunder for the account of such Bank free of deduction or withholding of income or similar taxes.

                  "Prime Lending Rate" shall mean the rate which the Administrative Agent announces from time to time as its prime commercial lending rate, the Prime Lending Rate to change when and as such prime commercial lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Pro Forma Basis" shall mean, with respect to each Affected Transaction in connection with which any calculation of compliance with any financial covenant or financial term is required, the calculation thereof on a pro forma basis, for the Test Period ended on the last day of the most recently ended fiscal quarter, determined as if (x) such Affected Transaction, each other Affected Transaction effected by Company during the Affected Period and any reduction of Consolidated Debt during such Affected Period effected with the proceeds received by the Company and/or its Restricted Subsidiaries of (A) the issuance of common equity by the Company or (B) the sale of the capital stock or other ownership interest of the Company in an Unrestricted Subsidiary (to the extent not otherwise included in Consolidated EBITDA), in each case, had occurred on the first day of such Affected Period, and (y) with respect to any Affected Transaction involving the issuance of Indebtedness or Preferred Stock, such Indebtedness and/or Preferred Stock had remained outstanding at all times during such Affected Period.

                  "Pro Rata Share" shall mean, for each Bank, (i) with respect to Term Loans, the percentage obtained by dividing such Bank's outstanding Term Loans (if any) by the aggregate of all outstanding Term Loans, (ii) with respect to B Term Loans, the percentage obtained by dividing such Bank's outstanding B Term Loans (if any) by the aggregate of all outstanding B Term Loans, (iii) with respect to Tranche A Revolving Loans, the percentage obtained by dividing such Bank's Tranche A Revolving Loan Commitment (if any) by the Total Tranche A Revolving Loan Commitment and (iv) with respect to Tranche B Revolving Loans, the percentage obtained by dividing such Bank's Tranche B Revolving Loan Commitment (if any) by the Total Tranche B Revolving Loan Commitment; provided that, if at any time of the determination of a Bank's "Pro Rata Share," any Commitments under a Tranche under this Agreement shall have been terminated, Pro Rata Share shall be calculated with reference to the amount of Loans outstanding under such Tranche rather than such Commitments.

                  "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Reference Banks" shall mean Chase, The Bank of New York and Bankers Trust Company.

                  "Register" shall have the meaning provided in Section 1.05(a).

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

                  "Remaining Net Cash Proceeds" shall mean, with respect to any Asset Sale, at any time, an amount equal to the Net Cash Proceeds from such Asset Sale theretofore received by the Company and/or its Restricted Subsidiaries minus the portion, if any, of such Net Cash Proceeds theretofore expended by the Company or any of its Restricted Subsidiaries in furtherance of the purchase, construction or other acquisition of assets to be employed in, and/or the capital stock of any Person engaged in, the Business.

                  "Replaced Bank" shall have the meaning provided in Section 1.10(c)(ii).

                  "Replacement Bank" shall have the meaning provided in Section 1.10(c)(ii).

                  "Replacement Canadian Parent" shall have the meaning provided in Section 7.11.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice is waived under subsection .13, .14, .16, .18, .19 or .20 of PBGC Regulation Section 2615.

                  "Required Banks" shall mean Non-Defaulting Banks whose outstanding (a) Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitments), (b) B Term Loans and (c) outstanding Revolving Loan Commitments (or, if after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and Adjusted Percentages of Swingline Loans, Dollar Equivalent of Canadian Dollar Loans and Letter of Credit Outstandings) constitute at least 51% of the sum of (i) all outstanding Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitments) of Non-Defaulting Banks plus (ii) all outstanding B Term Loans of Non-Defaulting Banks plus (iii) the Adjusted Total Tranche A Commitment plus (iv) the Total Tranche B Revolving Loan Commitment less the Tranche B Revolving Loan Commitments of all Defaulting Banks (or, if after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Adjusted Percentages of all Non-Defaulting Banks of the total outstanding Swingline Loans, Dollar Equivalent of Canadian Dollar Loans and Letter of Credit Outstandings at such time).

                  "Restatement Effective Date" shall have the meaning provided in Section 12.10.

                  "Restricted Subsidiaries" shall mean (x) all of the Subsidiaries of the Company in existence on the Original Effective Date, including, without limitation, the Canadian Borrower, (y) any Subsidiary owned (directly or indirectly) by the Company that is created, established or acquired after the Original Effective Date and which does not constitute an Unrestricted Subsidiary on the date of the creation, establishment and/or acquisition thereof and (z) any Unrestricted Subsidiary of the Company to the extent designated by the Company as a Restricted Subsidiary hereunder by written notice to the Administrative Agent; provided that the Company shall only be permitted to so designate a new Restricted Subsidiary so long as (i) no Default or Event of Default exists or would result therefrom, (ii) at least 51% of the capital stock of such newly-designated Restricted Subsidiary is owned by the Company or one or more Wholly-Owned Restricted Subsidiaries and all of the applicable provisions of Section 8.14 shall have been complied with in respect of such newly-designated Restricted Subsidiary, (iii) the Company shall have determined, with respect to such designation, that the Company and its Restricted Subsidiaries would have been in compliance, on a Pro Forma Basis, with Sections 8.09, 8.10 and 8.11 of this Agreement and (iv) such Unrestricted Subsidiary is permitted to be designated a Restricted Subsidiary pursuant to the Senior Note Documents; provided further, that, at the time of any Permitted Restricted Subsidiary Conversion or the sale of 100% of the capital stock owned by the Company or any Restricted Subsidiary of a Restricted Subsidiary to an Unrestricted Subsidiary pursuant to a Permitted Restricted Asset Sale, the Restricted Subsidiary so converted or sold shall no longer constitute a Restricted Subsidiary hereunder.

                  "Revolving Loan" shall have the meaning provided in Section 1.01(c).

                  "Revolving Loan Commitment" shall mean each Tranche A Revolving Loan Commitment and each Tranche B Revolving Loan Commitment with the Revolving Loan Commitment of any Bank at any time to equal the sum of its Tranche A Revolving Loan Commitment and Tranche B Revolving Loan Commitment at such time.

                  "Scheduled A Commitment Reduction" shall have the meaning provided in Section 3.03(b).

                  "Scheduled A Commitment Reduction Date" shall have the meaning provided in Section 3.03(b).

                  "Scheduled B Commitment Reduction" shall have the meaning provided in Section 3.03(c).

                  "Scheduled B Commitment Reduction Date" shall have the meaning provided in Section 3.03(c).

                  "Scheduled BTL Repayment" shall have the meaning provided in
Section 4.02(g).

                  "Scheduled BTL Repayment Date" shall have the meaning provided in Section 4.02(g).

                  "Scheduled TL Repayment" shall have the meaning provided in
Section 4.02(c).

                  "Scheduled TL Repayment Date" shall have the meaning provided in Section 4.02(c).

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

                  "Section 7.01 Financials" shall mean the financial statements delivered, or to be delivered, pursuant to Section 7.01(a) or (b).

                  "Senior Note Documents" shall mean and include each of the documents and other agreements entered into by the Company or any of its Subsidiaries (including, without limitation, the indentures pursuant to which each issuance of the Senior Notes are issued and any guaranty or guaranties relating thereto) relating to the issuance by the Company of any Senior Notes, as in effect on the Initial Borrowing Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Senior Notes" shall mean and include the Company's (x) 7-5/8% Senior Secured Notes due 2008, (y) 10-1/4% Senior Notes due 2004 and (z) 8-1/2% Senior Notes due 2006, in each case, as in effect on the Restatement Effective Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Senior Preferred Stock" shall mean the Company's $2.875 Senior Exchangeable Preferred Stock, as in effect on the Initial Borrowing Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Series B Preferred Stock" shall mean the Company's $11.625 Series B Exchangeable Preferred Stock, as in effect on the Initial Borrowing Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Series C Preferred Stock" shall mean the Company's Series C Exchangeable Preferred Stock, as in effect on the Initial Borrowing Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Shareholders Agreement" shall mean the Shareholders Agreement, dated as of March 9, 1994 among all holders of the capital stock of the Canadian Borrower, as amended to the Initial Borrowing Date and as further amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Specified Change of Control Event" shall mean a Change of Control Event of the type described in clause (a) of the definition thereof.

                  "Stated Amount" of each Letter of Credit shall mean the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

                  "Subordinated Exchange Debentures" shall mean and include the Company's (x) 11-1/2% Subordinated Debentures due 2004, (y) 11-5/8% Class B Subordinated Exchange Debentures due 2005 and (z) 10% Subordinated Exchange Debentures due 2008, in each case, in the form delivered to the Banks on the Initial Borrowing Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

                  "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time, provided that the Canadian Borrower shall be deemed to be a Subsidiary of the Company for all purposes.

                  "Subsidiary Guarantor" shall mean (i) each Restricted Subsidiary in existence on the Initial Borrowing Date (other than Excluded Foreign Restricted Subsidiaries) and (ii) each Restricted Subsidiary of the Company formed after the Initial Borrowing Date and each Excluded Domestic Restricted Subsidiary designated as such by the Company, in each case, which has executed and delivered a counterpart of the Subsidiary Guaranty to the Administrative Agent on behalf of the Banks, provided that any such Restricted Subsidiary which is a Partially-Owned Restricted Subsidiary shall cease to constitute a Subsidiary Guarantor to the extent the Company shall have made a Non-Guarantor Designation with respect to such Subsidiary in accordance with the terms hereof.

                  "Subsidiary Guaranty" shall have the meaning provided in
Section 5.01(e)(i).

                  "Swingline Expiry Date" shall mean the date which is five Business Days prior to the Original Final Maturity Date.

                  "Swingline Loan" shall have the meaning provided in Section 1.01(d).

                  "Taxes" shall have the meaning provided in Section 4.04.

                  "Term Loan" shall have the meaning provided in Section
1.01(a).

                  "Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I hereto directly below the column entitled "Term Loan Commitment," as same may be reduced from time to time pursuant to Sections 3.03 and/or 9.

                  "Term Loan Facility Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time and the denominator of which is equal to the sum of (w) the Total Tranche A Revolving Loan Commitment at such time, (x) the Total Tranche B Revolving Loan Commitment at such time, (y) the aggregate principal amount of Term Loans then outstanding and (z) the Additional Facility Amount at such time; provided that if at any time of the determination of Term Loan Facility Percentage, the Total Tranche A Revolving Loan Commitment and/or the Total Tranche B Revolving Loan Commitment shall have terminated, the Term Loan Facility Percentage shall be calculated based upon the aggregate principal amount of Tranche A Revolving Loans or Tranche B Revolving Loans, as the case may be, then outstanding.

                  "Test Period" shall mean the four consecutive fiscal quarters of the Company then last ended.

                  "Total B Term Loan Commitment" shall mean, at any time, the sum of the B Term Loan Commitments of each of the Banks.

                  "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

                  "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Total Tranche A Revolving Loan Commitment and the Total Tranche B Revolving Loan Commitment.

                  "Total Term Loan Commitment" shall mean, at any time, the sum of the Term Loan Commitments of each of the Banks.

                  "Total Tranche A Revolving Loan Commitment" shall mean, at any time, the sum of the Tranche A Revolving Loan Commitments of each of the Banks.

                  "Total Tranche B Revolving Loan Commitment" shall mean, at any time, the sum of the Tranche B Revolving Loan Commitments of each of the Banks.

                  "Total Unutilized Tranche A Revolving Loan Commitment" shall mean, at any time, (i) the Total Tranche A Revolving Loan Commitment at such time less (ii) the sum of the aggregate principal amount of all Tranche A Revolving Loans and Swingline Loans at such time, the Dollar Equivalent of the aggregate principal amount of Canadian Dollar Loans at such time plus the Letter of Credit Outstandings at such time.

                  "Total Unutilized Tranche B Revolving Loan Commitment" shall mean, at any time, the Total Tranche B Revolving Loan Commitment at such time less the aggregate principal amount of all Tranche B Revolving Loans at such time.

                  "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being six separate Tranches, i.e., the Term Loans, the B Term Loans, the Tranche A Revolving Loans, the Tranche B Revolving Loans, the Swingline Loans and the Canadian Dollar Loans.
0
                  "Tranche A Facility Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the Total Tranche A Revolving Loan Commitment at such time and the denominator of which is equal to the sum of (w) the Total Tranche A Revolving Loan Commitment at such time,
(x) the Total Tranche B Revolving Loan Commitment at such time, (y) the aggregate principal amount of Term Loans then outstanding and (z) the Additional Facility Amount at such time; provided that if at any time of the determination of Tranche A Facility Percentage, the Total Tranche A Revolving Loan Commitment and/or the Total Tranche B Revolving Loan Commitment shall have terminated, Tranche A Facility Percentage shall be calculated based upon the aggregate principal amount of Tranche A Revolving Loans or Tranche B Revolving Loans, as the case may be, then outstanding.

                  "Tranche A Percentage" shall mean at any time for each Bank the percentage obtained by dividing such Bank's Tranche A Revolving Loan Commitment (if any) by the Total Tranche A Revolving Loan Commitment; provided that at any time when the Total Tranche A Revolving Loan Commitment shall have been terminated, each Bank's Tranche A Percentage shall be the percentage obtained by dividing such Bank's Tranche A Revolving Loan Commitment (if any) immediately prior to such termination by the Total Tranche A Revolving Loan Commitment immediately prior to such termination.

                  "Tranche A Revolving Loan" shall have the meaning provided in
Section 1.01(b).

                  "Tranche B Assumption Agreement" shall mean and include each Tranche B Assumption Agreement in the form of Exhibit B attached hereto executed in accordance with Section 1.13 hereof.

                  "Tranche A Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I hereto directly below the column entitled "Tranche A Revolving Loan Commitment", as same may be reduced from time to time pursuant to Sections 3.02, 3.03 and/or 9.

                  "Tranche B Assumption Date" shall mean and include the Initial Tranche B Assumption Date and each Additional Tranche B Assumption Date.

                  "Tranche B Facility Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is the Total Tranche B Revolving Loan Commitment at such time and the denominator of which is equal to the sum of (w) the Total Tranche A Revolving Loan Commitment at such time,
(x) the Total Tranche B Revolving Loan Commitment at such time, (y) the aggregate principal amount of Term Loans then outstanding and (z) the Additional Facility Amount at such time; provided that if at any time of the determination of Tranche B Facility Percentage, the Total Tranche A Revolving Loan Commitment and/or the Total Tranche B Revolving Loan Commitment shall have terminated, Tranche B Facility Percentage shall be calculated based upon the aggregate principal amount of Tranche A Revolving Loans or Tranche B Revolving Loans, as the case may be, then outstanding.

                  "Tranche B Revolving Loan" shall have the meaning provided in
Section 1.01(c).

                  "Tranche B Revolving Loan Commitment" shall mean, with respect to each Bank, initially zero, as same may be increased from time to time pursuant to Section 1.13 and reduced from time to time pursuant to Sections 3.02, 3.03 and/or 9.

                  "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

                  "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under such Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

                  "Unpaid Drawing" shall have the meaning provided in Section 2.04(a).

                  "Unrestricted Subsidiary" shall mean (i) any Subsidiary of the Company that is formed or acquired after the Original Effective Date, which is funded through loans, advances and/ or capital contributions as permitted by, and in compliance with, Section 8.05(d), provided that at the time of the initial loan, advance or capital contribution by the Company or any Restricted Subsidiary to such Subsidiary (x) the Company designates such Subsidiary as an Unrestricted Subsidiary in a written notice to the Administrative Agent and (y) such Subsidiary and the Company shall have entered into a tax sharing agreement in form and substance reasonably satisfactory to the Required Banks, (ii) any Restricted Subsidiary of the Company redesignated as an Unrestricted Subsidiary pursuant to a Permitted Restricted Subsidiary Conversion and any Restricted Subsidiary sold to an Unrestricted Subsidiary pursuant to a Permitted Restricted Asset Sale, in each case to the extent consummated in accordance with the terms of the respective definitions thereof and Section 8.02(c) or 8.02(j), as the case may be, and (iii) each Subsidiary of an Unrestricted Subsidiary; provided that, at the time of any designation of the type described in clause (z) of the definition of "Restricted Subsidiary," the Subsidiary so designated shall no longer constitute an Unrestricted Subsidiary hereunder.

                  "Unrestricted Subsidiary Investment Amount" shall have the meaning provided in Section 8.05(d).

                  "Unrestricted Subsidiary Investment Limit" shall mean, at any time, the sum of (i) $200,000,000, (ii) the Excess Cash Flow Amount at such time, (iii) an amount equal to all cash or other payments received by the Company and its Restricted Subsidiaries from Unrestricted Subsidiaries from dividends or distributions after the Original Effective Date (provided that for purposes of this clause (iii), cash and other payments received by a Partially-Owned Restricted Subsidiary shall be added to the Unrestricted Subsidiary Investment Limit only to the extent of the equity percentage ownership of the Company in such Partially-Owned Restricted Subsidiary), plus
(iv) an amount equal to the aggregate net proceeds received by the Company from the issuance of equity securities of the Company after the Original Effective Date, provided that if the net proceeds from any such equity issuance are not utilized to make a loan or advance to, or a cash capital contribution in, an Unrestricted Subsidiary pursuant to Section 8.05(d) within 30 days following the date of such equity issuance, then the net proceeds from such equity issuance shall no longer be added to the Unrestricted Subsidiary Investment Limit.

                  "U.S. Dollars" and "$" shall mean freely transferable lawful money of the United States of America.

                  "Voting Trust Agreement" shall mean the Voting Trust Agreement, dated as of March 9, 1994 among all holders of the capital stock of the Canadian Borrower, as amended to the Initial Borrowing Date and as further amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

                  "Wholly-Owned Restricted Subsidiary" shall mean any Restricted Subsidiary of the Company which is not a Partially-Owned Restricted Subsidiary.

                  "Working Capital" shall mean the excess of Consolidated Current Assets over Consolidated Current Liabilities.

                  "Written" or "in writing" shall mean any form of written communication or a communication by means of telex, telecopier device, telegraph or cable.

                  SECTION 11. The Administrative Agent.

                  11.01 Appointment. Each Bank hereby irrevocably designates and appoints Chase as Administrative Agent of such Bank and to act as specified herein and in the other Credit Documents, and each such Bank hereby irrevocably authorizes Chase as the Administrative Agent for such Bank, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this Section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this Section 11 are solely for the benefit of the Administrative Agent and the Banks, and neither the Company nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Banks and the Administrative Agent neither assumes and nor shall it be deemed to have assumed any obligation or relationship of agency or trust with or for the Company or any of its Subsidiaries.

                  11.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 11.03.

                  11.03 Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by the Company, any of its Subsidiaries or any of their respective officers contained in this Agreement or the other Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for any failure of the Company or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Credit Documents, or to inspect the properties, books or records of the Company or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Banks or by or on behalf of either Borrower to the Administrative Agent, or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

                  11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

                  11.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has actually received notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                  11.06 Non-Reliance on Administrative Agent and Other Banks. Each Bank expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Company or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank. Each Bank represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Company and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of the Company and its Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of the Company or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                  11.07 Indemnification. The Banks agree to indemnify the Administrative Agent in its capacity as such ratably according to their respective "percentages" (which shall equal, for each Non-Defaulting Bank, that percentage determined by dividing (i) the sum of (x) such Bank's Tranche A Revolving Loan Commitment, (y) such Bank's Tranche B Revolving Loan Commitment and (z) the outstanding principal amount of such Bank's Term Loans and B Term Loans by (ii) the sum of (x) the Adjusted Total Tranche A Commitment, (y) the Total Tranche B Revolving Loan Commitment less the Tranche B Revolving Loan Commitment of each Defaulting Bank and (z) the total aggregate principal amount of Term Loans and B Term Loans less any outstanding Term Loans and B Term Loans of Defaulting Banks, it being understood and agreed that references herein to Tranche A Revolving Loan Commitments and Tranche B Revolving Loan Commitments (as well as to the Adjusted Total Tranche A Commitment and Total Tranche B Revolving Loan Commitment) at a time when any such Commitment has been terminated shall be references to such terminated Commitment as in effect immediately prior to such termination), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Company or any of its Subsidiaries; provided that no Bank shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent. If and to the extent any amount paid to the Administrative Agent is subsequently recovered by the Administrative Agent against the Company or any of its Subsidiaries, the Administrative Agent shall promptly pay to each Bank to the extent such Bank paid the Administrative Agent, its "percentage" of the amount so recovered. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 11.07 shall survive the payment of all Obligations.

                  11.08 Administrative Agent in Its Individual Capacity. The Administrative Agent and its respective affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company and its Subsidiaries as though the Administrative Agent were not the Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Administrative Agent, and the terms "Bank" and "Banks" shall include the Administrative Agent in its individual capacity.

                  11.09 Holders. The Administrative Agent may deem and treat the payee of any Note which has been issued hereunder as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any such Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                  11.10 Resignation of the Administrative Agent; Successor Agent. The Administrative Agent may resign as the Administrative Agent upon 20 days' notice to the Banks. Upon the resignation of the Administrative Agent, the Required Banks shall appoint from among the Banks a successor Administrative Agent for the Banks subject to prior approval by the Company (such approval not to be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning

Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the resignation of the Administrative Agent hereunder, the provisions of this
Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                  SECTION 12.  Miscellaneous.

                  12.01 Payment of Expenses, etc. The Company agrees to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of White & Case LLP) in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto and in connection with the Administrative Agent's syndication efforts with respect to this Agreement; (ii) pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Letter of Credit Issuer and each of the Banks in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein and, after an Event of Default shall have occurred and be continuing, the protection of the rights of the Administrative Agent, the Letter of Credit Issuer and each of the Banks thereunder (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) for the Administrative Agent, the Letter of Credit Issuer and for each of the Banks); (iii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iv) indemnify the Administrative Agent, the Letter of Credit Issuer and each Bank, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not the Administrative Agent, the Letter of Credit Issuer or any Bank is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans or Letter of Credit hereunder or the consummation of any other transactions contemplated in any Credit Document including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

                  12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank (including to the extent such Bank is, or is deemed to be, the holder of a funded participation in any Swingline Loan, Canadian Dollar Loan, and/or Letter of Credit) is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Company or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of such Credit Party purchased by such Bank pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

                  12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, facsimilied or delivered, if to a Borrower, at the address specified opposite its signature below or in the other relevant Credit Documents, as the case may be; if to any Bank, at its address specified for such Bank on Annex II hereto; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, facsimilied or cabled or sent by overnight courier, and shall be effective when received.

                  12.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that neither Borrower may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Banks. Each Bank may at any time grant participations in any of its rights hereunder to another financial institution; provided further, that, in the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by either Borrower hereunder shall be determined as if such Bank had not sold such participation, except that the participant shall be entitled to receive the additional amounts under Sections 1.10, 1.11, 2.06 and 4.04 of this Agreement to, and only to, the extent that such Bank would be entitled to such benefits if the participation had not been entered into or sold; and provided further, that no Bank shall transfer, grant or assign any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan in which such participant is participating (it being understood that any waiver of an installment on, or the application of any prepayment or the method of application of any prepayment to the amortization of the Loans shall not constitute an extension of the final scheduled maturity date), or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of any Commitment and that an increase in any Commitment shall be permitted without the consent of any participant if such participant's participation is not increased as a result thereof), (ii) release the Company from the Company Guaranty or release all or substantially all of the Subsidiary Guarantors from the Subsidiary Guaranty (in each case except as expressly provided in the Credit Documents) or
(iii) in each case consent to the assignment or transfer by the Company, the Canadian Borrower or any other Subsidiaries of the Company of any of its rights and obligations under this Agreement or any other Credit Document except in accordance with the terms hereof and thereof.

                  (b) Notwithstanding the foregoing, (x) any Bank may assign all or a portion of its Loans and/or Commitment and its rights and obligations hereunder to its parent corporation and/or any affiliate of such Bank which is at least 50% owned by such Bank and/or its parent company and/or, in the case of B Term Loans, an "Approved Fund" and (y) with the consent of the Administrative Agent and the Company, and, in the case of any assignment of Tranche A Revolving Loans and/or Tranche A Revolving Loan Commitments, of the Canadian Lender and the Letter of Credit Issuer (which consents in each case shall not be unreasonably withheld or delayed, it being understood that the Company may withhold its consent if the result of any such assignment is that the assigning Bank and/or the assignee Bank will not have a pro rata exposure in this Agreement and the Additional Credit Agreement), any Bank may assign all or a portion of its Loans and/or Commitments and its rights and obligations hereunder to one or more commercial banks, other Persons who invest in commercial loan facilities or other financial institutions (including one or more Banks). No assignment pursuant to the immediately preceding sentence shall (x) to the extent such transaction represents an assignment pursuant to clause (y) of the preceding sentence (other than an assignment to a Bank), be in an aggregate amount less than the minimum of $10,000,000 (or such lesser amount than $10,000,000 as constitutes the assigning Bank's entire Commitment and outstanding Loans or such lesser amount than $10,000,000 as may be approved by the Administrative Agent and the Borrower ) or (y) so long as no Default or Event of Default then exists, reduce the Loans and Commitments of the assigning Bank to an aggregate amount less than the Minimum Retention Amount unless the same are reduced to $0. If any Bank so sells or assigns all or a part of its rights hereunder, any reference in this Agreement or the other Credit Documents to such assigning Bank shall thereafter refer to such Bank and to the respective assignee Bank to the extent of their respective interests and the respective assignee Bank shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would if it were such assigning Bank. Each assignment pursuant to this Section 12.04(b) shall be effected by the assigning Bank and the assignee Bank executing an Assignment and Assumption Agreement substantially in the form of Exhibit G (appropriately completed). At the time of any such assignment, (i) Annex I shall be deemed to be amended to reflect the Commitments and outstanding Loans of the respective assignee Bank (which shall result in a direct reduction to the respective Commitments of the assigning Bank) and of the other Banks, (ii) the Administrative Agent shall record such assignment and the resultant effects thereof on the Loans and/or Commitments of the assigning Bank and the assignee Bank in the Register and (iii) the Administrative Agent shall receive from the assigning Bank and/or the assignee Bank at the time of each assignment (other than an assignment pursuant to clause (x) of the first sentence of this Section 12.04(b)) the payment of a nonrefundable assignment fee in an aggregate amount of $3,000 with respect to each such assignment (provided that in the event of simultaneous assignments relating to this Agreement and the Additional Credit Agreement, the fees for such assignments shall total $3,000). Each

Bank and the Company agree to execute such documents (including, without limitation, amendments to this Agreement and the other Credit Documents) as shall be necessary to effect the foregoing. Promptly following any assignment pursuant to this Section 12.04(b), the assigning Bank shall promptly notify the Company thereof. Nothing in this Section 12.04(b) shall prevent or prohibit any Bank from pledging its Loans or, if issued, Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank or prevent any Bank which is an Approved Fund from, at any time, pledging all or any portion of its Loans to its trustee or representative; provided, however, that no such pledge shall release any Bank from its obligations hereunder or substitute such Federal Reserve Bank, trustee or representative for such Bank as a party hereto. Notwithstanding anything to the contrary contained herein, the Canadian Dollar Loans may be assigned to the Banks as contemplated by Section 1.01(g). Except as specifically provided in the immediately preceding sentence and in Section 1.01(g), the Canadian Lender shall not assign any portion of its rights or obligations hereunder in respect of the Canadian Dollar Loans, except an assignment of all of its rights and obligations in respect of such Canadian Dollar Loans to one commercial bank or other financial institution acceptable to the Administrative Agent, the Company and the Canadian Borrower.

                  (c) Notwithstanding any other provisions of this Section 12.04, no transfer or assignment of the interests or obligations of any Bank hereunder or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Company to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

                  12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent, the Letter of Credit Issuer or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between either Borrower and the Administrative Agent, the Letter of Credit Issuer or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent, the Letter of Credit Issuer or any Bank would otherwise have. No notice to or demand on either Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent, the Letter of Credit Issuer or the Banks to any other or further action in any circumstances without notice or demand.

                  12.06 Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of a Borrower in respect of any Obligations of such Borrower hereunder, it shall, except as otherwise provided in this Agreement, distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                  (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Borrower to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

                  (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 12.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Banks as opposed to Defaulting Banks.

                  12.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Company to the Banks); provided that except as otherwise specifically provided herein, all computations determining compliance with Section 8, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 31, 1997 historical financial statements delivered to the Banks pursuant to Section 6.10(a); provided further, that in the event that the Accounting Standards Executive Committee of the AICPA adopts the statement of position (substantially in the proposed form as of the Original Effective Date) relating to computer software developed or obtained for internal use, and the Company's independent auditors concur with such accounting change as it relates to the presentation of the Company's financial statements, then compliance with Section 8 will thereafter be determined giving effect to such statement of position.

                  (b) All computations of interest (other than interest on Base Rate Loans) and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days. All computations of interest on Base Rate Loans hereunder shall be made on the actual number of days elapsed over a year of 365 days.

                  12.08 Governing Law; Submission to Jurisdiction; Venue. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the

Southern District of New York, and, by execution and delivery of this Agreement, each Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Borrower hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Borrower, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Borrower. Each Borrower irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Borrower, at its address for notices pursuant to Section 12.03, such service to become effective 30 days after such mailing. Each Borrower hereby irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. The Company hereby represents and warrants that its chief executive office is located at 745 Fifth Avenue, New York, New York 10151, and the Company hereby further agrees that it shall not move its chief executive office unless it shall give the Administrative Agent not less than 30 days' prior written notice of its intention so to do. The Company agrees that (x) prior to moving its chief executive office outside New York City and (y) and if for any reason any designee, appointee and agent previously appointed pursuant to this sentence shall cease to be available to act as such, the Company shall designate a designee, appointee and agent or replacement designee, appointee and agent, as the case may be, in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent. Nothing herein shall affect the right of the Administrative Agent, any Bank or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against either Borrower in any other jurisdiction.

                  (b) Each Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

                  12.10 Effectiveness. This Agreement shall become effective on the date (the "Restatement Effective Date") on which (i) each Borrower, the Administrative Agent, the Required Banks (as defined in the Original Credit Agreement) and each Bank that has a B Term Loan Commitment shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written or facsimile notice (actually received) at such office that the same has been signed and mailed to it and (ii) the conditions contained in
Section 5.01 are met to the satisfaction of the

Administrative Agent and the Required Banks (determined immediately after the occurrence of the Restatement Effective Date). Unless the Administrative Agent has received actual notice from any Bank that the conditions contained in
Section 5.01 have not been met to its satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Restatement Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto have not been met (although the occurrence of the Restatement Effective Date shall not release the Company from any liability for failure to satisfy one or more the applicable conditions contained in Section 5.01). The Administrative Agent will give the Borrower and each Bank prompt written notice of the occurrence of the Restatement Effective Date.

                  12.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  12.12 Amendment or Waiver. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by each Borrower and the Required Banks; provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting Bank) affected thereby, (i) extend any Scheduled A Commitment Reduction Date, any Scheduled B Commitment Reduction Date, any Scheduled TL Repayment Date, any Scheduled BTL Repayment Date or reduce the amount of any Scheduled A Commitment Reduction, any Scheduled B Commitment Reduction, any Scheduled TL Repayment or Scheduled BTL Repayment (or any mandatory repayment arising as a result of any such Scheduled A Commitment Reduction or any such Scheduled B Commitment Reduction) or extend the final scheduled maturity of any Loan (it being understood that any waiver of the application of any prepayment of or the method of application of any prepayment to the amortization of the Loans shall not constitute any such extension), or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) or Fees thereon, or reduce the principal amount thereof, or increase the Commitments of any Bank over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory repayment or reduction in the Total Commitment shall not constitute a change in the terms of any Commitment of any Bank), (ii) release the Company from the Company Guaranty or release all or substantially all of the Subsidiary Guarantors from the Subsidiary Guaranty (in each case except as expressly provided in the Credit Documents), (iii) amend, modify or waive any provision of this Section, or Section 1.10, 1.11, 2.06, 4.04, 9.01, 11.07, 12.01, 12.02,
12.04, 12.06 or 12.07(b), (iv) reduce the percentage specified in, or otherwise modify, the definition of, Required Banks, (v) increase the Maximum Canadian Dollar Amount or (vi) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under this Agreement or any other Credit Document except in accordance with the terms hereof or thereof. No provision of
Section 2 or 11 may be amended without the consent of the Letter of Credit Issuer or the Administrative

Agent. No provision relating to Canadian Dollar Loans may be amended without the consent of the Canadian Lender.

                  12.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.06, 4.04, 11.07 or 12.01, shall survive the execution and delivery of this Agreement and the making and repayment of the Loans and the satisfaction of all other Obligations.

                  12.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Bank, provided, that the Borrowers shall not be responsible for costs arising under Sections 1.10, 1.11, 2.06 or 4.04 resulting from any such transfer (other than a transfer pursuant to Section 1.12) to the extent such costs would not otherwise be applicable to such Bank in the absence of such transfer.

                  12.15 Confidentiality. Each of the Banks agrees that it will use its best efforts not to disclose without the prior consent of the Company (other than to its employees, auditors, counsel or other professional advisors and to affiliates or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to the Company or any of its Subsidiaries which is furnished pursuant to this Agreement and which is designated by the Company to the Banks in writing as confidential, provided that any Bank may disclose any such information (a) as has become generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state, provincial or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation, the National Association of Insurance Commissioners or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, and (e) to any prospective transferee in connection with any contemplated transfer of any of the Loans and/or Commitments or any interest herein by such Bank, provided that such prospective transferee agrees to be bound by the provisions of this Section.

                  12.16 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                                    *  *  *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

Address:

745 Fifth Avenue                               PRIMEDIA INC.
New York, NY  10151
Telephone No.:  (212) 745-0101                 By:__________________________
Telecopier No.: (212) 745-0199                    Douglas B. Smith
Attention:  Beverly Chell, Esq.                   Title: VP, Treasurer

c/o PRIMEDIA Inc.                             CANADIAN SAILINGS INC.
745 Fifth Avenue
New York, NY  10151

Telephone No.:  (212) 745-0101                By:______________________
Telecopier No.: (212) 745-0199                   Douglas B. Smith
Attention:  Beverly Chell, Esq.                  Title: VP, Treasurer


                                              THE CHASE MANHATTAN BANK
                                                 Individually and as
                                                 Administrative Agent

                                              By:______________________
                                                 Title:


                                              BANKERS TRUST COMPANY,
                                                 Individually and as
                                                 Co-Syndication Agent

                                              By:______________________
                                                 Title:

                                            THE BANK OF NEW YORK,

                                              Individually and as
                                              Co-Syndication Agent

                                            By:______________________
                                                 Title:


                                            THE BANK OF NOVA SCOTIA,

                                            Individually, as Canadian Lender
                                              and as Documentation Agent

                                            By:______________________
                                                 Title:


                                            BANK OF AMERICA NT&SA

                                            By:______________________
                                                 Title:


                                            NATIONSBANK OF TEXAS, N.A.

                                            By:______________________
                                                Title:


                                            FLEET NATIONAL BANK

                                            By:______________________
                                                Title:


                                            MARINE MIDLAND BANK

                                            By:______________________
                                                 Title:

                                            SOCIETE GENERALE, NEW YORK BRANCH

                                            By:______________________
                                                 Title:


                                            THE INDUSTRIAL BANK OF
                                                 JAPAN, LIMITED

                                            By:______________________
                                                 Title:


                                            ROYAL BANK OF CANADA

                                            By:______________________
                                                 Title:


                                            CIBC INC.

                                            By:______________________
                                                 Title:


                                            LTCB TRUST COMPANY

                                            By:______________________
                                                 Title:


                                            MELLON BANK, N.A.

                                            By:______________________
                                                 Title:

                                            THE DAI-ICHI KANGYO BANK, LTD.,
                                              NEW YORK BRANCH

                                            By:______________________
                                                 Title:


                                            THE MITSUBISHI TRUST AND
                                              BANKING CORPORATION

                                            By:______________________
                                                 Title:


                                            THE SAKURA BANK, LIMITED,
                                              NEW YORK BRANCH

                                            By:______________________
                                                Title:


                                            TORONTO DOMINION (NEW YORK), INC.

                                            By:______________________
                                                 Title:


                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By:______________________
                                                 Title:

                                            BANK OF MONTREAL,
                                             CHICAGO BRANCH

                                            By:______________________
                                                Title:

                                            CREDIT AGRICOLE INDOSUEZ

                                            By:______________________
                                                 Title:

                                            By:______________________
                                                 Title:


                                            STB DELAWARE FUNDING TRUST I

                                            By:______________________
                                                 Title:


                                            UNION BANK OF CALIFORNIA, N.A.

                                            By:______________________
                                                 Title:


                                            SUMMIT BANK

                                            By:______________________
                                                 Title:


                                            MERRILL LYNCH SENIOR FLOATING
                                              RATE FUND

                                            By:______________________
                                                 Title:


                                            DEBT STRATEGIES FUND II, INC.

                                            By:______________________
                                                 Title:


                                            DEBT STRATEGIES FUND III, INC.

                                            By:______________________
                                                 Title:

                                            BANK OF HAWAII

                                            By:______________________
                                                 Title:


                                            PARIBAS

                                            By:______________________
                                                 Title:


                                            NATEXIS BANQUE BFCE

                                            By:______________________
                                                 Title:


                                            CREDIT SUISSE FIRST BOSTON

                                            By:______________________
                                                 Title:

                                            By:______________________
                                                 Title:


                                            MERITA BANK, Plc

                                            By:______________________
                                                 Title:


                                            FIRST UNION NATIONAL BANK

                                            By:______________________
                                                 Title:

                                            THE SANWA BANK, LIMITED,
                                              NEW YORK BRANCH

                                            By:______________________
                                                 Title:


                                            ALLSTATE INSURANCE COMPANY

                                            By:______________________
                                                 Title:

                                            By:______________________
                                                 Title:


                                            ALLSTATE LIFE INSURANCE COMPANY

                                            By:______________________
                                                 Title:

                                            By:______________________
                                                 Title:


                                            DLJ CAPITAL FUNDING, INC.

                                            By:______________________
                                                 Title:


                                            FRANKLIN FLOATING RATE TRUST

                                            By:______________________
                                                 Title:


                                            GENERAL ELECTRIC CAPITAL
                                             CORP.

                                            By:______________________
                                                 Title:

                                            KZH HIGHLAND-2 LLC

                                            By:______________________
                                                 Title:


                                            KZH CYPRESSTREE-1 LLC

                                            By:______________________
                                                 Title:


                                            KZH SOLEIL-2 LLC

                                            By:______________________
                                                 Title:


                                            KZH III LLC

                                            By:______________________
                                                 Title:


                                            KZH IV LLC

                                            By:______________________
                                                 Title:


                                            METROPOLITAN LIFE INSURANCE
                                             COMPANY

                                            By:______________________
                                                 Title:


                                            NEW YORK LIFE INSURANCE COMPANY

                                            By:______________________
                                                 Title:

                                            OCTAGON LOAN TRUST
                                                 by Octagon Credit Investors,
                                                 as Manager

                                            By:______________________
                                                 Title:


                                            KZH LANGDALE LLC

                                            By:______________________
                                                 Title:


                                            RIGGS BANK, N.A.

                                            By:______________________
                                                 Title:


                                            SENIOR DEBT PORTFOLIO
                                             by Boston Management &
                                             Research as Investment Advisor

                                            By:______________________
                                                 Title:

                                            CRESCENT/MACH I PARTNERS, L.P.

                                            By:______________________
                                                 Title:

                                            KZH CRESCENT LLC

                                            By:______________________
                                                 Title:

                                            KZH CRESCENT-2 LLC

                                            By:______________________
                                                 Title:

                                            KZH CRESCENT-3 LLC

                                            By:______________________
                                                 Title:



                                            VAN KAMPEN PRIME RATE
                                             INCOME TRUST

                                            By:______________________
                                               Title:

                                                                         ANNEX I

                                  LIST OF BANKS
                                  -------------

                                             Tranche A           Tranche B
                                           Revolving Loan      Revolving Loan         Term Loan          B Term Loan
                 Bank                        Commitment          Commitment           Commitment          Commitment
                 ----                        ----------          ----------           ----------          ----------
The Chase Manhattan Bank                     $60,000,000        $26,500,000*           $2,500,000        $63,000,000
Bank of America NT&SA                         36,000,000         10,000,000*            2,000,000         10,000,000
Nationsbank of Texas, N.A.                    24,000,000         10,000,000*            8,000,000
The Bank of New York                          45,000,000         15,000,000*           15,000,000         10,000,000
The Bank of Nova Scotia                       33,000,000         17,000,000*           11,000,000          5,000,000
Bankers Trust Company                         33,666,667         19,833,333*            6,000,000
Fleet National Bank                           30,000,000         15,000,000*           10,000,000
General Electric                              32,000,000                               13,000,000
Royal Bank of Canada                          30,000,000                               10,000,000
The Industrial Bank of Japan, Ltd.            36,000,000                                2,000,000
Union Bank of California, N.A.                27,000,000                               11,500,000          5,000,000
Societe Generale,                             27,000,000                                9,000,000
New York Branch
CIBC, Inc.                                    24,000,000                                8,000,000
Marine Midland Bank                           24,000,000                                8,000,000
The Long-Term Credit Bank of Japan, Ltd.      24,000,000                                8,000,000

The Mitsubishi Trust and Banking              24,000,000                                8,000,000
Corporation


                                             Tranche A           Tranche B
                                           Revolving Loan      Revolving Loan         Term Loan          B Term Loan
                 Bank                        Commitment          Commitment           Commitment          Commitment
                 ----                        ----------          ----------           ----------          ----------

Toronto Dominion Bank,                        13,000,000         15,000,000*            2,000,000         15,000,000
New York Branch
Bank of Montreal,                             15,000,000         10,000,000*            5,000,000
Chicago Branch
Credit Lyonnais                               21,000,000                                7,000,000
The Sakura Bank, Ltd.                         18,000,000                                6,000,000
Credit Agricole Indosuez                      15,000,000                                5,000,000
Credit Suisse First Boston                     9,000,000         10,000,000*            3,000,000
Mellon Bank                                   15,000,000                                5,000,000
The Dai-Ichi Kangyo Bank, Ltd.                13,500,000                                4,500,000
STB Delaware Funding                          15,000,000                                5,000,000
Trust I
Summit Bank                                   15,000,000                                5,000,000
Merrill Lynch Senior Floating Rate Fund       12,000,000                                4,000,000         10,000,000
Debt Strategies Fund II                                                                                    4,000,000
Debt Strategies Fund III                                                                                   1,000,000
Bank of Hawaii                                 9,000,000                                3,000,000
Paribas                                        9,000,000                                3,000,000
Merita Bank, Plc .                             9,000,000                                3,000,000
Natexis Banque BFCE                            8,333,333          1,666,667*
Riggs Bank, N.A.                               9,000,000                                3,000,000


                                             Tranche A           Tranche B
                                           Revolving Loan      Revolving Loan         Term Loan          B Term Loan
                 Bank                        Commitment          Commitment           Commitment          Commitment
                 ----                        ----------          ----------           ----------          ----------

First Union National Bank                      9,000,000                                3,000,000
The Sanwa Bank Ltd.                            9,000,000                                3,000,000
Van Kampen Prime Rate                                                                  15,000,000
Income Trust
Donaldson, Lufkin & Jenrette Capital           6,000,000                                2,000,000
Funding
KZH III LLC                                                                                                   4,000,000
KZH IV LLC                                                                                                    3,000,000
Octagon Loan Trust                                                                                           25,000,000
Crescent / Mach I Partners, L.P.                                                                              3,000,000
KZH Crescent LLC                                                                                              3,500,000
KZH Crescent-2 LLC                                                                                            5,000,000
KZH Crescent-3 LLC                                                                                            3,500,000
KZH Highland-2 LLC                                                                                           10,000,000
Metropolitan Life Insurance Company                                                                          10,000,000
KZH-Soleil-2 LLC                                                                                             20,000,000
Allstate Insurance Company                                                                                    4,500,000
Allstate Life Insurance Company                                                                               5,500,000
Franklin Floating Rate Trust                                                                                 10,000,000
New York Life Insurance Company                                                                              10,000,000


                                             Tranche A           Tranche B
                                           Revolving Loan      Revolving Loan         Term Loan          B Term Loan
                 Bank                        Commitment          Commitment           Commitment          Commitment
                 ----                        ----------          ----------           ----------          ----------

KZH Langdale LLC                                                                                              5,000,000
KZH-CypressTree-1 LLC                                                                                         5,000,000

Total                                       $750,000,000           $150,000,000*     $250,000,000          $250,000,000
                                            ============           ============      ============          ============



* Pursuant to Tranch B Assumption Agreements, dated May 20, 1997.

                                                                        ANNEX II
                                                                        --------
                                 BANK ADDRESSES
                                 --------------

          Bank                                 Address
          ----                                 -------
The Chase Manhattan Bank.            270 Park Avenue
                                     New York, New York  10017
                                     Telephone No.: (212) 270-3116
                                     Telecopier No.: (212) 270-1063
                                     Attention: Ayman Zameli

Bankers Trust Company                One Bankers Trust Plaza
                                     New York, New York 10006
                                     Telephone No.: (212) 250-1724
                                     Telecopier No.: (212) 250-7218
                                     Attention: Gregory Shefrin

The Bank of New York                 1 Wall Street
                                     16th Floor
                                     New York, New York 10286
                                     Telephone No.: (212) 635-8608
                                     Telecopier No.: (212) 635-8595
                                     Attention: Ted Ryan

Bank of Nova Scotia                  One Liberty Plaza,
                                     26th Floor
                                     New York, New York 10006
                                     Telephone No.: (212) 225-5042
                                     Telecopier No.: (212) 225-5090
                                     Attention: Vincent Fitzgerald

                                     Canadian Notice Office and Canadian
                                     Payment Office:

                                     International Banking Division
                                     Loan Administration and Agency Services
                                     44 Kings Street West, 14th Floor
                                     Toronto, Ontario
                                     Canada M5H 1H1
                                     Telephone No.: (416) 866-5901/2816/4089
                                     Telecopier No.: (416) 866-5991
                                     Attention: Wallace Yeung/
                                     Nancy Buccat/Nancy Tong

                                                                        Annex II
                                                                          Page 2


Bank of America NT&SA                335 Madison Avenue
                                     5th Floor
                                     New York, New York 10017
                                     Telephone No.: (212) 503-7980
                                     Telecopier No.: (212) 503-7173
                                     Attention: Thomas J. Kane

NationsBank of Texas, N.A.           Bank of America
                                     Entertainment/Media Group
                                     335 Madison Avenue
                                     New York, NY 10017
                                     Telephone No.: (212) 503-7980
                                     Telecopier No.: (212) 503-7173
                                     Attention: Thomas J. Kane

Fleet National Bank                  75 State Street
                                     Boston, Massachusetts 02109
                                     Telephone No.: (617) 346-5579
                                     Telecopier No.: (617) 346-4346
                                     Attention: Chris Swindell

General Electric Capital Corp.       201 High Ridge Road
                                     Stamford, CT 06927
                                     Telephone No.: (203) 961-2993
                                     Telecopier No.: (203) 316-7978
                                     Attention: David Rich

Royal Bank of Canada                 One Financial Square
                                     New York, New York 10005-3531
                                     Telephone No.: (212) 428-6288
                                     Telecopier No.: (212) 428-6460
                                     Attention: Barbara Meijer

The Industrial Bank of               1251 Avenue of the Americas
  Japan, Limited                     32nd Floor
                                     New York, New York 10020-1104
                                     Telephone No.: (212) 282-3514
                                     Telecopier No.: (212) 282-4486
                                     Attention: Jonathan Rabinowitz

                                                                        Annex II
                                                                          Page 3


Union Bank of California, N.A.       445 South Figueroa Street
                                     15th Floor
                                     Los Angeles, California  90071
                                     Telephone No.: (213) 236-5812
                                     Telecopier No.: (213) 236-5747
                                     Attention: Michael K. McShane

Societe Generale, New York           1221 Avenue of the Americas
  Branch                             New York, New York 10020
                                     Telephone No.: (212) 278-6852
                                     Telecopier No.: (212) 278-6240
                                     Attention: Elaine Khalil

Senior Debt Portfolio                24 Federal Street
  by Boston Management &             6th Floor
  Research as Investment Manager     Boston, Massachusetts 02110
                                     Telephone No.: (617) 348 0193
                                     Telecopier No.: (617) 695-9594
                                     Attention: Craig P. Russ

CIBC Inc.                            425 Lexington Avenue
                                     8th Floor
                                     New York, New York 10017
                                     Telephone No.: (212) 856-3676
                                     Telecopier No.: (212) 856-3558
                                     Attention: Karen Kiskorna

Marine Midland Bank,                 140 Broadway
  c/o HSBC Securities, Inc.          5th Floor
                                     New York, New York  10005
                                     Telephone No.: (212) 658-2200
                                     Telecopier No.: (212) 658-2586
                                     Attention: Susan Lefevre

LTCB Trust Company                   165 Broadway
                                     49th Floor
                                     New York, New York  10006
                                     Telephone No.: (212) 335-4453
                                     Telecopier No.: (212) 608-2371
                                     Attention: Hisao Inagawa

                                                                        Annex II
                                                                          Page 4


The Mitsubishi Trust and             520 Madison Avenue
  Banking Corporation                26th Floor
                                     New York, New York  10022
                                     Telephone No.: (212) 891-8425
                                     Telecopier No.: (212) 644-6825
                                     Attention: Paul Arzouian

Toronto Dominion (New York),         31 West 52nd Street
  Inc.                               New York, New York 10019
                                     Telephone No.: (212) 827-6928
                                     Telecopier No.: (212) 262-1928
                                     Attention: Christina Bau

                                     with a copy to:
                                     909 Fannin
                                     Suite 1700
                                     Houston, Texas 77010
                                     Telephone No.: (713) 653-8234
                                     Telecopier No.: (713) 951-9921
                                     Attention: Lynn Chasin

Bank of Montreal,                    430 Park Avenue
  Chicago Branch                     New York, New York 10022
                                     Telephone No.: (212) 605-1438
                                     Telecopier No.: (212) 605-1648
                                     Attention: Naghmeh Hashemifard

Credit Lyonnais                      1301 Avenue of the Americas
  New York Branch                    New York, New York  10019
                                     Telephone No.: (212) 261-7896
                                     Telecopier No.: (212) 459-3176
                                     Attention: Anne Legoulven

The Sakura Bank, Limited,            101 Park Avenue
  New York Branch                    New York, New York 10017
                                     Telephone No.: (212) 909-4552
                                     Telecopier No.: (212) 909-4599
                                     Attention: Arifumi Hirata

Credit Agricole Indosuez             520 Madison Avenue
                                     New York, New York 10022
                                     Telephone No.: (212) 418-7077
                                     Telecopier No.: (212) 418-2288
                                     Attention: Janet Alexander

                                                                        Annex II
                                                                          Page 5


Credit Suisse First Boston           5 World Trade Center
                                     8th Floor
                                     New York, New York 10048
                                     Telephone No.: (212) 322-1634
                                     Telecopier No.: (212) 335-0593
                                     Attention: Patti Matos

Mellon Bank, N.A.                    One Mellon Bank Center
                                     Room 4440
                                     Pittsburgh, Pennsylvania 15258-0001
                                     Telephone No.: (412) 234-3753
                                     Telecopier No.: (412) 234-6375
                                     Attention: Paul F. Noel

The Dai-Ichi Kangyo Bank, Ltd.,      One World Trade Center
  New York Branch                    Suite 4911
                                     New York, New York 10048
                                     Telephone No.: (212) 432-6648
                                     Telecopier No.: (212) 488-8955
                                     Attention: Christopher Fahey

STB Delaware Funding Trust I         527 Madison Avenue
                                     New York, New York  10022
                                     Telephone No.: (212) 326-0537
                                     Telecopier No.: (212) 326-0564
                                     Attention: Suraj Bhatia

Summit Bank                          25 East Salem Street
                                     Hackensack, New Jersey 07602
                                     Telephone No.: (201) 646-6189
                                     Telecopier No.: (201) 343-6723
                                     Attention: Bruce Gray

Merrill Lynch Senior Floating        800 Scudders Mill Road
  Rate Fund                          Area 2C
                                     Plainsboro, New Jersey 08536
                                     Telephone No.: (609) 282-3102
                                     Telecopier No.: (609) 282-3542
                                     Attention: Jill Montanye

                                                                        Annex II
                                                                          Page 6


Debt Strategies Fund II, Inc.        800 Scudders Mill Road
                                     Area 1B
                                     Plainsboro, New Jersey 08536
                                     Telephone No.: (609) 282-2055
                                     Telecopier No.: (609) 282-2756
                                     Attention: Joseph Matteo / Janet S. Hansen

Debt Strategies Fund III, Inc.       800 Scudders Mill Road
                                     Area 1B
                                     Plainsboro, New Jersey 08536
                                     Telephone No.: (609) 282-2055
                                     Telecopier No.: (609) 282-2756
                                     Attention: Joseph Matteo / Janet S. Hansen

Bank of Hawaii                       1850 North Central Avenue
                                     Suite 400
                                     Phoenix, Arizona 85004
                                     Telephone No.: (602) 257-2485
                                     Telecopier No.: (602) 257-2235
                                     Attention: Eric Pelletier

Paribas                              787 Seventh Avenue
                                     New York, New York 10019
                                     Telephone No.: (212) 841-2389
                                     Telecopier No.: (212) 841-2369
                                     Attention: William Schink

Merita Bank Plc.                     437 Madison Avenue
                                     New York, New York 10022
                                     Telephone No.: (212) 318-9561
                                     Telecopier No.: (212) 421-4420
                                     Attention: Frank Maffei

Natexis Banque BFCE                  645 5th Avenue
                                     New York, New York 10022
                                     Telephone No.: (212) 872-5029
                                     Telecopier No.: (212) 872-5045
                                     Attention: Cynthia Sachs

Riggs Bank, N.A.                     808 17th Street N.W.
                                     10th Floor
                                     Washington, D.C. 20006
                                     Telephone No.: (202) 835-5918
                                     Telecopier No.: (202) 835-5977
                                     Attention:  Perry DeLuca

                                                                        Annex II
                                                                          Page 7


First Union National Bank            1339 Chestnut Street
                                     PA 4829
                                     Philadelphia, PA 19107
                                     Telephone No.: (215) 786-7668
                                     Telecopier No.: (215) 786-7721
                                     Attention: James Brooks

The Sanwa Bank, Limited,             Park Avenue Plaza
   New York Branch                   55 East 52nd Street
                                     New York, New York 10055
                                     Telephone No.: (212) 339-6201
                                     Telecopier No.: (212) 754-1304
                                     Attention: Stephen C. Small

Van Kampen Prime Rate                One Parkview Plaza
  Income Trust                       5th Floor
                                     Oakbrook Terrace, Illinois 60181
                                     Telephone No.: (630) 684-6438
                                     Telecopier No.: (630) 684-6741
                                     Attention: Jeffrey Maillet

DLJ Capital Funding, Inc.            277 Park Avenue
                                     9th Floor
                                     New York, New York 10172
                                     Telephone No.: (212) 892-5475
                                     Telecopier No.: (212) 892-5286
                                     Attention: Don Pollard

KZH III LLC                          c/o The Chase Manhattan Bank
                                     450 West 33rd St.
                                     15th Floor
                                     New York, New York 10001
                                     Telephone No.: (212) 946-7575
                                     Telecopier No.: (212) 946-7776
                                     Attention: Virginia Conway

KZH IV LLC                           c/o The Chase Manhattan Bank
                                     450 West 33rd St.
                                     15th Floor
                                     New York, New York 10001
                                     Telephone No.: (212) 946-7575
                                     Telecopier No.: (212) 946-7776
                                     Attention: Virginia Conway

                                                                        Annex II
                                                                          Page 8


Octagon Credit Investors             380 Madison Avenue
                                     New York, New York 10017
                                     Telephone No.: (212) 622-3064
                                     Telecopier No.: (212) 622-3797
                                     Attention: Andrew Gordon

Crescent/Mach I Partners, L.P.       TCW Asset Management Company
                                     200 Park Avenue
                                     Suite 2200
                                     New York, New York 10166
                                     Telephone No.: (212) 771-4000
                                     Telecopier No.: (212) 771-4159
                                     Attention: Mark L. Gold

                                     With copies to:
                                     Crescent/Mach I Partners, L.P.
                                     c/o State Street Bank & Trust Co.
                                     Two International Place
                                     Boston, Massachusetts 02110
                                     Telephone No.: (617) 664-5015
                                     Telecopier No.: (617) 664-5368
                                     Attention: Elizabeth Kennedy

KZH Crescent LLC                     c/o The Chase Manhattan Bank
                                     450 West 33rd St.
                                     15th Floor
                                     New York, New York 10001
                                     Telephone No.: (212) 946-7575
                                     Telecopier No.: (212) 946-7776
                                     Attention: Virginia Conway

KZH Crescent-2 LLC                   c/o The Chase Manhattan Bank
                                     450 West 33rd St.
                                     15th Floor
                                     New York, New York 10001
                                     Telephone No.: (212) 946-7575
                                     Telecopier No.: (212) 946-7776
                                     Attention: Virginia Conway

                                                                        Annex II
                                                                          Page 9


KZH Crescent-3 LLC                   c/o The Chase Manhattan Bank
                                     450 West 33rd St.
                                     15th Floor
                                     New York, New York 10001
                                     Telephone No.: (212) 946-7575
                                     Telecopier No.: (212) 946-7776
                                     Attention: Virginia Conway

KZH Highland-2 LLC                   c/o The Chase Manhattan Bank
                                     450 West 33rd St.
                                     15th Floor
                                     New York, New York 10001
                                     Telephone No.: (212) 946-7575
                                     Telecopier No.: (212) 946-7776
                                     Attention: Virginia Conway

Metropolitan Life Insurance          334 Madison Avenue
  Company                            Convent Station, New Jersey 07961
                                     Telephone No.: (973) 254-3206
                                     Telecopier No.: (973) 254-3032
                                     Attention: Jim Dingler

KZH Soleil-2 LLC                     c/o The Chase Manhattan Bank
                                     450 West 33rd St.
                                     15th Floor
                                     New York, New York 10001
                                     Telephone No.: (212) 946-7575
                                     Telecopier No.: (212) 946-7776
                                     Attention: Virginia Conway

Allstate Insurance Company           3075 Sanders Road
                                     Suite G3A
                                     Northbrook, Illinois 60062
                                     Telephone No.: (847) 402-2370
                                     Telecopier No.: (847) 402-3092
                                     Attention: Mary Ann Hawley

Allstate Life Insurance Company      3075 Sanders Road
                                     Suite G3A
                                     Northbrook, Illinois 60062
                                     Telephone No.: (847) 402-2370
                                     Telecopier No.: (847) 402-3092
                                     Attention: Mary Ann Hawley

                                                                        Annex II
                                                                         Page 10


Franklin Floating Rate Trust         777 Mariners Island Boulevard
                                     San Mateo, California 94404
                                     Telephone No.: (650) 312-3091
                                     Telecopier No.: (650) 312-3346
                                     Attention: Chauncey Lufkin

New York Life Insurance              51 Madison Avenue
  Company                            Room 206
                                     New York, New York 10010
                                     Telephone No.: (212) 576-7628
                                     Telecopier No.: (212) 576-6752
                                     Attention: Tom Knoff

KZH Langdale LLC                     c/o The Chase Manhattan Bank
                                     450 West 33rd St.
                                     15th Floor
                                     New York, New York 10001
                                     Telephone No.: (212) 946-7575
                                     Telecopier No.: (212) 946-7776
                                     Attention: Virginia Conway

KZH CypressTree-1 LLC                c/o The Chase Manhattan Bank
                                     450 West 33rd St.
                                     15th Floor
                                     New York, New York 10001
                                     Telephone No.: (212) 946-7575
                                     Telecopier No.: (212) 946-7776
                                     Attention: Virginia Conway

                                                                       ANNEX III
                                                                       ---------


                                  SUBSIDIARIES
                                  ------------

                                                                        ANNEX IV
                                                                        --------


                                      LIENS
                                      -----

                                                                         ANNEX V
                                                                         -------


PART A.  EXISTING DEBT
         -------------

            [To include existing Senior Notes and Non-Compete Notes]

PART B.  EXISTING CONTINGENT OBLIGATIONS
         -------------------------------

                                                                        ANNEX VI
                                                                        --------


                            EXISTING PREFERRED STOCK

                                                                       ANNEX C-1
                                                                       ---------

                           FORM OF NOTICE OF BORROWING
                           ---------------------------


                                                                          [Date]

The Chase Manhattan Bank,
  as Administrative Agent for the
  Banks party to the Credit Agreement
  referred to below
270 Park Avenue
New York, New York  10017

                  Attention:  ____________________

Ladies and Gentlemen:

                  The undersigned refers to the Credit Agreement, dated as of May 24, 1996, as amended and restated as of March ___, 1999 (as further amended, modified or supplemented from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among PRIMEDIA Inc., certain Banks from time to time party thereto, The Bank of New York and Bankers Trust Company, as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent, and you, as Administrative Agent for such Banks, and hereby gives you irrevocable notice, pursuant to Section 1.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03 of the Credit Agreement:

                  (xvii) The Business Day of the Proposed Borrowing is ________, 19__.1

                  (xviii) The aggregate principal amount of the Proposed Borrowing is $________.

                  (xix) The Proposed Borrowing is to consist of [Term Loans][B Term Loans][Tranche A Revolving Loans][Tranche B Revolving Loans][Swingline Loans][Canadian Dollar Loans].

                  (xx) The Proposed Borrowing is to consist of [Base Rate Loans] [Eurodollar Loans].

--------
1 A Notice of Borrowing must be given at least one Business Day prior to the date of the Proposed Borrowing in the case of Base Rate Loans and three Business Days prior to the date of the Proposed Borrowing in the case of Eurodollar Loans.

                                                                       Annex C-1
                                                                           Page2


                  [(xxi) The initial Interest Period for the Proposed Borrowing is ___ months.]2

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                  (A) the representations and warranties contained in the Credit Agreement or the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                        Very truly yours,

                                        PRIMEDIA INC.

                                        By ________________________________
                                           Title:


                     FORM OF TRANCHE B ASSUMPTION AGREEMENT

                              [Letterhead of Bank]

                                                            _____________, 199__

PRIMEDIA Inc.
745 Fifth Avenue
New York, New York  10151

                  re   Tranche B Revolving Loan Commitment
                  ----------------------------------------


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2     To be included for a Proposed Borrowing of Eurodollar Loans.